                                               PROSPECTUS DATED NOVEMBER 6, 1996
                                               AS SUPPLEMENTED FEBRUARY 18, 1997

                             GOVERNMENT INCOME FUND
                             INTERMEDIATE BOND FUND
                    ADJUSTABLE RATE MORTGAGE SECURITIES FUND
                              PIPER JAFFRAY TOWER
           222 SOUTH NINTH STREET, MINNEAPOLIS, MINNESOTA 55402-3804
                           (800) 866-7778 (TOLL FREE)

    GOVERNMENT INCOME FUND has an investment objective of high current income to the extent consistent with preservation of capital. The Fund will invest primarily in securities which are issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. The Fund invests a significant portion of its assets in mortgage-related U.S. Government securities, which may include derivative mortgage securities.

    INTERMEDIATE BOND FUND has an investment objective of a high level of current income consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a broad range of investment quality debt securities.

    ADJUSTABLE RATE MORTGAGE SECURITIES FUND has an investment objective of providing the maximum current income that is consistent with low volatility of principal. The Fund seeks to achieve its objective by investing primarily in adjustable rate mortgage securities.

    PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED.

    INVESTMENTS IN THE FUNDS MAY INVOLVE ADDITIONAL RISKS. EACH FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN MORTGAGE-RELATED SECURITIES, INCLUDING DERIVATIVE MORTGAGE SECURITIES. SEE "CHARACTERISTICS AND RISKS OF SECURITIES AND SPECIAL INVESTMENT METHODS." THE MARKET VALUES OF THE SECURITIES IN WHICH THE FUNDS INVEST WILL FLUCTUATE WITH CHANGING INTEREST RATES, AS WILL EACH FUND'S NET ASSET VALUE.

    This Prospectus concisely describes the information about the Funds that you ought to know before investing. Please read it carefully before investing and retain it for future reference.

    A Statement of Additional Information about the Funds dated February 18, 1997 is available free of charge. Write to the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804 or telephone (800) 866-7778 (toll free). The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
       COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
           STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
            ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.

                                  INTRODUCTION

    Government Income Fund ("Government Fund") and Intermediate Bond Fund ("Bond Fund") (formerly Institutional Government Income Portfolio) are series of Piper Funds Inc. ("Piper Funds"), an open-end management investment company the shares of which are currently issued in twelve separate series. Adjustable Rate Mortgage Securities Fund ("ARMS Fund") is the sole outstanding series of another open-end management investment company, Piper Funds Inc.-II ("Piper Funds II"). Each of Government Fund, Bond Fund and ARMS Fund (sometimes referred to individually as a "Fund" or collectively as the "Funds") has a different investment objective, as described on the cover page of this Prospectus, and is designed to meet different investment needs. The Funds are classified as diversified mutual funds.

THE INVESTMENT ADVISER

    The Funds are managed by Piper Capital Management Incorporated (the "Adviser"), a wholly owned subsidiary of Piper Jaffray Companies Inc. Each Fund pays the Adviser a fee for managing its investment portfolio. The fees for Government Fund, Bond Fund and ARMS Fund are paid at annual rates of .50%, .30% and .35%, respectively, of average daily net assets and are scaled downward as assets increase in size above $250 million, $100 million and $500 million, respectively. See "Management--Investment Adviser."

THE DISTRIBUTOR

    Piper Jaffray Inc. ("Piper Jaffray"), a wholly owned subsidiary of Piper Jaffray Companies Inc. and an affiliate of the Adviser, serves as Distributor of the Funds' shares.

OFFERING PRICE

    Shares of the Funds are offered to the public at the next determined net asset value after receipt of an order by a shareholder's Piper Jaffray Investment Executive or other broker-dealer, plus a maximum sales charge of 2% of the offering price (2.04% of the net asset value) on purchases of less than $100,000. The sales charge is reduced on a graduated scale on purchases of $100,000 or more. In connection with purchases of $500,000 or more, there is no initial sales charge; however, a contingent deferred sales charge of .50% for Government Fund and .30% for Bond Fund and ARMS Fund will be imposed in the event of a redemption transaction occurring within 12 months following such a purchase. See "How to Purchase Shares--Purchase Price" and "How to Redeem Shares--Contingent Deferred Sales Charge."

    The shares of Bond Fund offered through this Prospectus are Class A shares. All references to Bond Fund's shares, unless otherwise specified, are to shares of such class. Bond Fund also offers Class Y shares, which have their own expense structure (including elimination of all sales charges) and are available only to investors making an initial investment of $1 million or more. To obtain more information about the Class Y shares of Bond Fund, call the Fund at the telephone number that appears on the cover of this Prospectus. Government Fund and ARMS Fund each offer only one class of shares.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS

    The minimum initial investment for each Fund is $250. There is no minimum for subsequent investments. The Distributor, in its discretion, may waive the minimum. See "How to Purchase Shares--Minimum Investments."

EXCHANGES

    You may exchange your shares for shares of any other mutual fund managed by the Adviser which is eligible for sale in your state of residence, provided that, if you hold your Fund shares through a broker-dealer other than the Distributor, the exchange privilege may not be available. Exchanges will be permitted only if there is a valid sales agreement between your broker-dealer and the Distributor for the fund into which the exchange will be made. All exchanges are subject to the minimum investment requirements and other applicable terms set forth in the prospectus of the fund whose shares you acquire. Exchanges are made on the basis of the net asset values of the funds involved, except that investors exchanging into a fund which has a higher sales charge must pay the difference. However, ARMS Fund shares which were received in the Merger may be exchanged into shares of a fund with a higher sales charge without payment of an additional sales charge. You may make four exchanges per year without payment of a service charge. Thereafter, there is a $5 service charge for each exchange. See "Shareholder Services--Exchange Privilege."

REDEMPTION PRICE

    Shares of the Funds may be redeemed at any time at their net asset value next determined after a redemption request is received by your Piper Jaffray Investment Executive or other broker-dealer. A contingent deferred sales charge will be imposed upon the redemption of certain shares initially purchased without a sales charge. See "How to Redeem Shares--Contingent Deferred Sales Charge." Each Fund reserves the right, upon 30 days' written notice, to redeem an account if the net asset value of the shares falls below $200. See "How to Redeem Shares--Involuntary Redemption."

CERTAIN RISK FACTORS TO CONSIDER

    An investment in any of the Funds is subject to certain risks, as set forth in detail under "Investment Objectives and Policies" and "Characteristics and Risks of Securities and Special Investment Methods." As with other mutual funds, there can be no assurance that any Fund will achieve its objective. Each of the Funds is subject to interest-rate risk (the risk that rising interest rates will make bonds issued at lower interest rates worth less). As a result, the value of each Fund's shares will vary. Each Fund is also subject to credit risk (the risk that a bond issuer will fail to make timely payments of interest or principal) to the extent it invests in non-U.S. Government securities. Each of the Funds may engage in the following investment practices: the use of repurchase agreements, borrowing from banks and the purchase or sale of securities on a "when-issued" or forward commitment basis, including the use of mortgage dollar rolls by Government Fund and Bond Fund. In addition, Government Fund and ARMS Fund may enter into reverse repurchase agreements, engage in options transactions on the securities in which they may invest and enter into interest rate futures contracts and options on futures contracts and ARMS Fund may enter into interest rate transactions and invest in Eurodollar instruments. All of these techniques may increase the volatility of a Fund's net asset value. Government Fund may engage in over-the-counter ("OTC") options transactions. The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities (with an exception for a certain percentage of such options in limited circumstances). See "Characteristics and Risks of Securities and Special Investment Methods--Options Transactions." The Funds may engage in short-term trading in attempting to achieve their investment objectives, which will increase transaction costs. The Funds may purchase mortgage-related securities which, in addition to interest rate risk, are subject to prepayment risk. The Funds' investments in mortgage-related securities include derivative mortgage securities. Recent market experience has shown that certain derivative mortgage securities may be extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgage assets and, as a result, the prices of such securities may be highly volatile. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies" and "Characteristics and Risks of Securities and Special Investment Methods."

SHAREHOLDER INQUIRIES

    Any questions or communications regarding a shareholder account should be directed to your Piper Jaffray Investment Executive or, in the case of shares held through another broker-dealer, to IFTC at (800) 874-6205. General inquiries regarding the Funds should be directed to the Funds at the telephone number set forth on the cover page of this Prospectus.

                                 FUND EXPENSES

                                               GOVERNMENT      INTERMEDIATE       ADJUSTABLE RATE
                                                 INCOME            BOND               MORTGAGE
                                                  FUND             FUND           SECURITIES FUND
                                               ----------   ------------------   ------------------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price)......    2.00%            2.00%                2.00%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
  Management Fees............................     .50%             .25%                 .35%
  Rule 12b-1 Fees (after voluntary limitation
    for Government Fund and Bond Fund)*......     .34%             .22%                 .15%
  Other Expenses.............................     .27%             .19%                 .26%
                                                  ---              ---                  ---
  Total Fund Operating Expenses (after
    voluntary fee limitations for Government
    Fund and Bond Fund)......................    1.11%             .66%                 .76%

------------------------
* See the discussion below for an explanation of voluntary Rule 12b-1 fee limitations and expense reimbursements.

EXAMPLE

    You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                               GOVERNMENT      INTERMEDIATE       ADJUSTABLE RATE
                                                 INCOME            BOND               MORTGAGE
                                                  FUND             FUND           SECURITIES FUND
                                               ----------   ------------------   ------------------
 1 Year......................................     $ 31             $ 27                 $ 28
 3 Years.....................................     $ 55             $ 41                 $ 44
 5 Years.....................................     $ 80             $ 56                 $ 61
10 Years.....................................     $152             $101                 $112

    The purpose of the above Fund Expenses table is to assist you in understanding the various costs and expenses that investors in the Funds will bear directly or indirectly. THE EXAMPLE CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The information in the table for Government Fund is based on actual expenses incurred by the Fund during the fiscal year ended September 30, 1996, except that Rule 12b-1 fees reflect a voluntary limitation by the Distributor of amounts payable to it under the Fund's Rule 12b-1 Plan to .34% of average daily net assets for the fiscal year ending September 30, 1997. Rule 12b-1 fees had been limited to .32% of average daily net assets for the fiscal year ended September 30, 1996 resulting in total fund operating expenses of 1.09% of average daily net assets. Absent such limitation, total fund operating expenses for Government Fund for the fiscal year ended September 30, 1996 would have been 1.28% of average daily net assets.

    The information set forth for Bond Fund is based on actual expenses incurred by the Fund during the fiscal year ended September 30, 1996, except that Rule 12b-1 fees reflect a voluntary limitation by the Distributor of amounts payable to it under the Fund's Rule 12b-1 plan to .22% of average daily net assets and other expenses have been adjusted to reflect the fact that the Fund will not incur excise taxes in fiscal 1997. During the fiscal year ended September 30, 1996, the Fund paid federal excise taxes in an amount equal to 0.08% of average daily net assets and the Distributor limited its Rule 12b-1 fees to .20% of the Fund's average daily net assets, resulting in total fund operating expenses of 0.72% of average daily net assets. Absent the Distributor's limitation of its Rule 12b-1-fees, Bond Fund's total fund operating expenses for the fiscal year ended September 30, 1996 would have been 0.82% of average daily net assets.

    The information set forth for ARMS Fund is based on total fund operating expenses for the fiscal year ended August 31, 1996, absent any expense limitations. The Adviser voluntarily limited total fund operating expenses during such fiscal year to .60% of average daily net assets, but has discontinued such limitation.

    Voluntary Rule 12b-1 fee limitations for Government Fund and Bond Fund may be revised or terminated at any time after September 30, 1997. The Adviser may or may not assume additional expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for expenses assumed during a fiscal year prior to the end of such year. The foregoing policy will have the effect of lowering a Fund's overall expense ratio and increasing yield to investors when such amounts are assumed or the inverse when such amounts are reimbursed.

    As a result of Government Fund's annual payment of its Rule 12b-1 fee, a portion of which is considered an asset-based sales charge, long-term shareholders of Government Fund may pay more than the economic equivalent of the maximum 6.25% front end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. For additional information, including a more complete explanation of management and Rule 12b-1 fees, see "Management--Investment Adviser" and "Distribution of Fund Shares."

                              FINANCIAL HIGHLIGHTS

    The following financial highlights show certain per share data and selected information for a share of capital stock outstanding during the indicated periods for each Fund. This information has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of each Fund contained in its annual report. An annual report of each Fund is available without charge by contacting the Funds at 800-866-7778 (toll free). In addition to financial statements, such reports contain further information about the performance of the Funds.

GOVERNMENT INCOME FUND

                                       FISCAL YEAR ENDED SEPTEMBER 30,                   PERIOD FROM     YEAR     PERIOD FROM
                                ----------------------------------------------           11/1/88 TO     ENDED     3/16/87(A)
                                 1996    1995    1994    1993    1992    1991    1990      9/30/89     10/31/88   TO 10/31/87
                                -------  -----   -----   -----   -----   -----   -----   -----------   --------   -----------
Net asset value, beginning of
  period......................  $  8.99   8.42   10.01    9.86    9.69    9.02    9.18       9.50       9.40         10.00
                                -------  -----   -----   -----   -----   -----   -----      -----      --------   -----------
Operations:
  Net investment income.......     0.60   0.60    0.69    0.80    0.90    0.84    0.81       0.76       0.82          0.45
  Net realized and unrealized
    gains (losses) on
    investments...............    (0.16)  0.60   (1.58)   0.15    0.17    0.67   (0.16)     (0.32)      0.10         (0.60)
                                -------  -----   -----   -----   -----   -----   -----      -----      --------   -----------
      Total from operations...     0.44   1.20   (0.89)   0.95    1.07    1.51    0.65       0.44       0.92         (0.15)
                                -------  -----   -----   -----   -----   -----   -----      -----      --------   -----------
Distributions from net
  investment income...........    (0.60) (0.63)  (0.68)  (0.80)  (0.90)  (0.84)  (0.81)     (0.76)     (0.82)        (0.45)
Distributions from net
  realized
  gains.......................    --      --     (0.02)   --      --      --      --        --          --           --
                                -------  -----   -----   -----   -----   -----   -----      -----      --------   -----------
      Total distributions.....    (0.60) (0.63)  (0.70)  (0.80)  (0.90)  (0.84)  (0.81)     (0.76)     (0.82)        (0.45)
                                -------  -----   -----   -----   -----   -----   -----      -----      --------   -----------
Net asset value, end of
  period......................  $  8.83   8.99    8.42   10.01    9.86    9.69    9.02       9.18       9.50          9.40
                                -------  -----   -----   -----   -----   -----   -----      -----      --------   -----------
                                -------  -----   -----   -----   -----   -----   -----      -----      --------   -----------
Total return (c)..............     4.99% 14.87%  (9.26%) 10.06%  11.57%  17.51%   7.31%      4.78%     10.18%         1.41%
Net assets, end of period
  (in millions)...............  $    84    106     126     160     124      76      73         85         62            75
Ratio of expenses to average
  daily net assets (d)........     1.09%  1.11%   1.05%   1.09%   1.11%   1.18%   1.08%      1.15%(b)   1.23%          .70%(b)
Ratio of net investment income
  to average daily net
  assets (d)..................     6.66%  7.02%   7.43%   8.10%   9.15%   9.00%   8.87%      8.81%(b)   8.68%         8.07%(b)
Portfolio turnover rate
  (excluding short-term
  securities).................       32%    87%    121%    191%    118%    110%    202%       149%       217%          281%

------------------------------
(a) Commencement of operations.
(b) Adjusted to an annual basis.
(c) Total return is based on the change in net asset value during the period, assumes reinvestment of all distributions and does not reflect a sales charge.
(d) During the periods reflected above, the Distributor voluntarily waived fees. Had the maximum Rule 12b-1 fee of .50% been in effect, the ratios of expenses and net investment income to average daily net assets would have been: 1.28%/6.47% in fiscal 1996, 1.29%/6.84% in fiscal 1995, 1.24%/7.24% in fiscal 1994, 1.27%/7.92% in fiscal 1993, 1.29%/8.97% in fiscal 1992,
    1.36%/8.82% in fiscal 1991, 1.27%/8.68% in fiscal 1990, 1.35%/8.61% in fiscal 1989, 1.43%/8.48% in fiscal 1988 and 1.48%/7.29% in fiscal 1987.
    Beginning in fiscal 1995, the expense ratios reflect the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have not been adjusted.

INTERMEDIATE BOND FUND*

                                                                                                   PERIOD FROM
                                                 FISCAL YEAR ENDED SEPTEMBER 30,                     11/1/88     PERIOD FROM
                                          ----------------------------------------------               TO        7/11/88(A)
                                           1996    1995    1994    1993    1992    1991    1990      9/30/89     TO 10/31/88
                                          -------  -----   -----   -----   -----   -----   -----   -----------   -----------
Net asset value, beginning of period....  $  8.12   7.98   12.22   11.51   10.71   10.02    9.96      10.08         10.00
                                          -------  -----   -----   -----   -----   -----   -----   -----------   -----------
Operations:
  Net investment income.................     0.53(b)  0.88  0.90    1.29    1.07    0.94    0.91       0.82          0.21
  Net realized and unrealized gains
    (losses) on investments.............    (0.11)  0.31   (3.96)   0.56    0.73    0.67    0.08      (0.12)         0.08
                                          -------  -----   -----   -----   -----   -----   -----   -----------   -----------
      Total from operations.............     0.42   1.19   (3.06)   1.85    1.80    1.61    0.99       0.70          0.29
                                          -------  -----   -----   -----   -----   -----   -----   -----------   -----------
Distributions:
  From net investment income............    (1.04) (1.05)  (0.95)  (0.90)  (0.91)  (0.90)  (0.90)     (0.81)        (0.21)
  From net realized gains...............    --      --     (0.23)  (0.24)  (0.09)  (0.02)  (0.03)     (0.01)        --
                                          -------  -----   -----   -----   -----   -----   -----   -----------   -----------
      Total distributions...............    (1.04) (1.05)  (1.18)  (1.14)  (1.00)  (0.92)  (0.93)     (0.82)        (0.21)
                                          -------  -----   -----   -----   -----   -----   -----   -----------   -----------
Net asset value, end of period..........  $  7.50   8.12    7.98   12.22   11.51   10.71   10.02       9.96         10.08
                                          -------  -----   -----   -----   -----   -----   -----   -----------   -----------
                                          -------  -----   -----   -----   -----   -----   -----   -----------   -----------
Total return (d)........................     5.68% 16.15%  (26.65%) 17.04% 17.70%  16.80%  10.30%      7.38%         3.09%
Net assets, end of period (in
  millions).............................  $   136    319     564     792     470     132      36         28            18
Ratio of expenses to average daily net
  assets (e)(f).........................     0.72%  0.97%   0.78%   0.70%   0.65%   0.75%   0.78%      0.85%(c)      0.75%(c)
Ratio of net investment income to
  average daily net assets (e)..........     6.65%  8.02%   9.33%  12.51%  11.01%   9.29%   9.00%      9.03%(c)      7.91%(c)
Portfolio turnover rate (excluding
  short-term securities)................       89%   136%    169%    109%     64%     29%     76%        23%           14%

------------------------------

  *On September 12, 1996, shareholders of Intermediate Bond Fund approved the discontinuance of a fundamental policy requiring the Fund to invest only in securities issued or guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities and repurchase agreements fully secured by such securities. In connection with the discontinuance of this policy, the Fund's investment policies were revised to permit investments in a broad range of investment quality debt securities and the Fund's name was changed from Institutional Government Income Portfolio to Intermediate Bond Fund.
(a) Commencement of operations.
(b) Based on average shares outstanding during the period.
(c) Adjusted to an annual basis.
(d) Total return is based on the change in net asset value during the period, assumes reinvestment of all distributions and does not reflect a sales charge.
(e) During the years reflected above, the Distributor voluntarily waived fees. In addition, the Adviser waived various fees and expenses during fiscal periods 1990, 1989 and 1988. Had the maximum Rule 12b-1 fee been in effect and had the Fund paid all fees and expenses, the ratios of expenses and net investment income to average daily net assets would have been: 0.82%/6.55% in fiscal 1996, 1.07%/7.92% in fiscal 1995, 0.85%/9.26% in fiscal 1994,
    0.77%/12.44% in fiscal 1993, 0.72%/10.94% in fiscal 1992 0.82%/9.22% in fiscal 1991, 0.91%/8.87% in fiscal 1990, 1.40%/8.48% in fiscal 1989 and
    1.53%/7.13% in fiscal 1988. Beginning in fiscal 1995, the expense ratios reflect the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have not been adjusted.
(f) Includes federal excise taxes of 0.08%, 0.37%, 0.23%, 0.09% and 0.02% for the fiscal years ended 9/30/96, 9/30/95, 9/30/94, 9/30/93 and 9/30/92, respectively.

ADJUSTABLE RATE MORTGAGE SECURITIES FUND

                                              MONTH       YEAR        YEAR      YEAR      YEAR       PERIOD
                                              ENDED       ENDED       ENDED     ENDED     ENDED       ENDED
                                             9/30/96     8/31/96     8/31/95   8/31/94   8/31/93   8/31/92(B)
                                             -------     -------     -------   -------   -------   -----------
PER-SHARE DATA (A)
Net asset value, beginning of period.......  $ 8.03      $ 7.99      $ 8.10    $ 8.88    $ 8.95      $ 8.80
                                             -------     -------     -------   -------   -------   -----------
Operations:
  Net investment income....................    0.04        0.49        0.47      0.55      0.63        0.40
  Net realized and unrealized gains
    (losses) on investments................    0.03        0.01       (0.05)    (0.82)    (0.09)       0.07
                                             -------     -------     -------   -------   -------   -----------
    Total from operations..................    0.07        0.50        0.42     (0.27)     0.54        0.47
                                             -------     -------     -------   -------   -------   -----------
Distributions to shareholders:
  From net investment income...............   (0.04)      (0.46)      (0.53)    (0.51)    (0.61)      (0.32)
                                             -------     -------     -------   -------   -------   -----------
  Net asset value, end of period...........  $ 8.06      $ 8.03      $ 7.99    $ 8.10    $ 8.88      $ 8.95
                                             -------     -------     -------   -------   -------   -----------
                                             -------     -------     -------   -------   -------   -----------
SELECTED INFORMATION (A)
Total return (c)...........................    0.85%       6.40%       5.43%    (3.18%)    6.24%       5.49%
Net assets at end of period (in
  millions)................................  $  263      $  270      $  409    $  500    $  551      $  555
Ratio of expenses to average daily net
  assets (d)...............................    0.82%(f)    0.60%       0.63%     0.60%     0.58%       0.58%(f)
Ratio of net investment income to average
  daily net assets (d).....................    5.82%(f)    5.74%       5.62%     6.39%     7.25%       7.70%(f)
Portfolio turnover rate (excluding
  short-term securities)...................       2%         51%         36%       39%       39%         41%
Amount of borrowings outstanding at end of
  period (in millions) (e).................  $   --      $   --      $   --    $  145    $  145      $  145
Average amount of borrowings outstanding
  during the period (in millions) (e)......  $   --      $   --      $   57    $  145    $  149      $   90
Average number of shares outstanding during
  the period (in millions) (e).............      --          --          53        62        62          52
Average per-share amount of borrowings
  outstanding during the period (e)........  $   --      $   --      $ 1.09    $ 2.34    $ 2.41      $ 1.67

------------------------------
(a) On September 1, 1995 four closed-end funds, American Adjustable Rate Term Trust Inc.--1996, American Adjustable Rate Term Trust Inc.--1997, American Adjustable Rate Term Trust Inc.--1998 ("DDJ") and American Adjustable Rate Term Trust Inc.--1999 were combined to create the Fund. DDJ is considered the surviving entity for financial reporting purposes. The financial highlights presented for the periods prior to September 1, 1995 are those of DDJ. The per-share historical information for such periods has been adjusted to reflect the impact of additional shares created resulting from the difference in the net asset value per share of DDJ at the time of the merger ($8.71) and the initial net asset value per share of the Fund ($8.00).
(b) Commencement of operations of DDJ was January 30, 1992.
(c) Total return is based on the change in net asset value, assumes reinvestment of all distributions and does not reflect a sales charge.
(d) Various fees and expenses of the Fund were voluntarily waived or absorbed by the Adviser during the year ending 8/31/96. Had the Fund paid all expenses, the ratios of expenses and net investment income to average daily net assets would have been 0.76%/5.58%, respectively. Beginning in the year ended 8/31/96, the expense ratios reflect the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have not been adjusted.
(e) DDJ was a closed-end management investment company and was permitted to enter into borrowings for other than temporary or emergency purposes. The Fund may borrow only for temporary or emergency purposes.
(f)  Adjusted to an annual basis.

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives listed below cannot be changed without shareholder approval. The investment policies and techniques employed in pursuit of the Funds' objectives may be changed without shareholder approval, unless otherwise noted.

    Because of the risks associated with bond investments, the Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Investors should be willing to accept the risk of the potential for sudden, sometimes substantial declines in market value. No assurance can be given that the Funds will achieve their objectives or that shareholders will be protected from the risk of loss that is inherent in bond market investing.

GOVERNMENT INCOME FUND

    INVESTMENT OBJECTIVE. Government Income Fund ("Government Fund") has an investment objective of high current income to the extent consistent with preservation of capital.

    INVESTMENT POLICIES AND TECHNIQUES. Government Fund invests primarily in securities which are issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"). The Fund invests a significant portion of its assets in mortgage-related U.S. Government Securities. The Fund may also invest up to 10% of its total assets in mortgage-related securities issued by private entities. The Fund's investments in mortgage-related securities may include derivative mortgage securities; however, the Fund will limit its aggregate investments in inverse floating, interest-only and principal-only derivative mortgage securities (discussed below under "Characteristics and Risks of Securities and Special Investment Methods") to 10% of net assets. Recent market experience has shown that certain derivative mortgage securities may be extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgage assets and, as a result, the prices of such securities may be highly volatile. In addition, the Fund may invest in repurchase agreements and enter into reverse repurchase agreements with respect to U.S. Government Securities. See "Characteristics and Risk of Securities and Special Investment Methods--Repurchase Agreements" and "--Reverse Repurchase Agreements." Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in U.S. Government Securities, which amount does not include mortgage-related securities issued by private entities. The Fund may also invest in cash and short-term money market securities and, for temporary defensive purposes, may invest more than 35% of its total assets in such securities. Investments in short-term money market securities may include U.S. Government securities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. See "Investment Objectives, Policies and Restrictions--Short-Term Money Market Securities" in the Statement of Additional Information.

    Government Fund may engage in options and financial futures transactions which relate to the securities in which it invests and may lend its portfolio securities. See "Characteristics and Risks of Securities and Special Investment Methods."

    Government Fund may purchase or sell securities offered on a "when-issued" or "forward commitment" basis and, in connection therewith, may enter into mortgage "dollar rolls." The Fund may also enter into reverse repurchase agreements. The use of these techniques could result in increased volatility of the Fund's net asset value. See "Characteristics and Risks of Securities and Special Investment Methods."

    The Adviser will attempt to maintain an average effective duration of three to eight years for Government Fund's portfolio. Effective duration estimates the interest rate risk of a portfolio of securities. See "Characteristics and Risks of Securities and Special Investment Methods--Effective Duration."

    INVESTMENT RISKS. Government Fund is subject to interest rate risk, which is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. Interest rate risk applies to U.S. Government Securities as well as other bonds. U.S. Government Securities are guaranteed only as to the payment of interest and principal. The current market prices for such securities are not guaranteed and will fluctuate. The Fund also is subject to a certain amount of credit risk. Credit risk, also known as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal. Up to 35% of the Fund's total assets may be invested in securities which are not issued or guaranteed as to the payment of principal and interest by the U.S. Government or its agencies or instrumentalities.

    Government Fund invests a significant portion of its assets in mortgage-related securities. As a result, the Fund is subject to prepayment risk. Prepayment risk results because, as interest rates fall, homeowners are more likely to refinance their home mortgages. When home mortgages are refinanced, the principal on mortgage-related securities held by the Fund is "prepaid" earlier than expected. The Fund must then reinvest the unanticipated principal payments at a time when interest rates on new mortgage investments are falling. Prepayment risk has two important effects on the Fund:

    - When interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, the income of the Fund will be reduced.

    - When interest rates fall, prices on mortgage-backed securities may not rise as much as comparable Treasury bonds because bond market investors may anticipate an increase in mortgage prepayments and a likely decline in income.

    Government Fund's investments in mortgage-related securities also subject the Fund to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-duration at the time of purchase into a long-duration security. Long-duration securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-duration securities.

    The Fund's investments in mortgage-related securities include derivative mortgage securities such as collateralized mortgage obligations and stripped mortgage-backed securities which may involve risks in addition to those found in other mortgage-related securities. Recent market experience has shown that certain derivative mortgage securities may be highly sensitive to changes in interest and prepayment rates and, as a result, the prices of such securities may be highly volatile. In addition, recent market experience has shown that during periods of rising interest rates, the market for certain derivative mortgage securities may become more unstable and such securities may become more difficult to sell as market makers choose not to repurchase such securities or offer prices, based on current market conditions, which are unacceptable to the Fund. The investment techniques used by the Fund also pose certain risks. See "Characteristics and Risks of Securities and Special Investment Methods."

INTERMEDIATE BOND FUND

    On September 12, 1996, shareholders of Bond Fund approved the discontinuance of a fundamental policy requiring the Fund to invest only in securities issued or guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities and repurchase agreements fully secured by such securities. In connection with the discontinuance of this policy, the Fund's investment policies were revised to permit investments in a broad range of investment quality debt securities and the Fund's name was changed from Institutional Government Income Portfolio to Intermediate Bond Fund.

    INVESTMENT OBJECTIVE. Intermediate Bond Fund ("Bond Fund") has an investment objective of a high level of current income consistent with preservation of capital.

    INVESTMENT POLICIES AND TECHNIQUES. Bond Fund will seek to realize its objective by investing in a diversified portfolio of debt securities. The Fund will invest primarily (at least 65% of its total assets under normal circumstances) in the following debt securities: U.S. Government Securities (including mortgage-related securities), corporate fixed-income securities (excluding, for purposes of the 65% requirement, preferred or preference stock) and other fixed-income securities, including privately issued mortgage-related securities, asset-backed securities and U.S. dollar-denominated Yankee bonds. Bond Fund also may invest in cash and short-term money market securities and, for temporary defensive purposes, may invest more than 35% of its total assets in such securities. The Fund's investments in short-term money market securities may include time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. See "Investment Objectives, Policies and Restrictions--Short-Term Money Market Securities" in the Statement of Additional Information. In addition, Bond Fund may invest in repurchase agreements with respect to U.S. Government Securities. See "Characteristics and Risks of Securities and Special Investment Methods--Repurchase Agreements."

    The Fund's investments in mortgage-related securities may include certain tranches of collateralized mortgage obligations. The Fund, however, will not invest in any inverse floating, interest only, principal only or inverse interest only tranches of collateralized mortgage obligations or in any stripped mortgage-backed securities.

    Bond Fund will invest only in securities rated investment grade (securities rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("Standard & Poor's")) or, in the case of unrated securities, judged to be of comparable quality by the Adviser. If a credit rating agency lowers the rating of a portfolio security held by Bond Fund to below investment grade, the Fund may retain the portfolio security if the Adviser deems it in the best interest of the Fund's shareholders, provided that in no event will more than 5% of the Fund's net assets be invested in fixed-income securities rated lower than investment grade. Securities rated Baa are considered by Moody's as medium-grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well, while securities rated BBB are regarded by Standard & Poor's as having an adequate capacity to pay principal and interest. Bond Fund may be more dependent on the Adviser's investment analysis with respect to securities for which a comparable quality determination is made than is the case with respect to rated securities. See Appendix A to the Statement of Additional Information for a description of Moody's and Standard & Poor's ratings applicable to fixed income securities.

    Bond Fund may purchase or sell securities offered on a "when-issued" or "forward commitment" basis in an amount up to 25% of the value of its total assets. In connection therewith, Bond Fund may enter into mortgage "dollar rolls." See "Characteristics and Risks of Securities and Special Investment Methods-- When-Issued Securities" and "--Mortgage Dollar Rolls." Bond Fund will not lend its portfolio securities, purchase or sell options on securities or enter into futures contracts or options thereon.

    Under normal circumstances, Bond Fund will attempt to maintain for its portfolio a dollar-weighted average maturity of three to ten years. In calculating maturity, the Fund will consider various factors, including anticipated payments of principal. Bond Fund will also attempt to maintain under normal circumstances an average effective portfolio duration of two to six years. Effective duration estimates the interest rate risk of a portfolio of securities. See "Characteristics and Risks of Securities and Special Investment Methods--Effective Duration."

    INVESTMENT RISKS. Bond Fund is subject to interest rate risk, which is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. Interest rate risk applies to U.S. Government Securities as well as other bonds. U.S. Government Securities are guaranteed only as to the payment of interest and principal. The current market prices for such securities are not guaranteed and will fluctuate. Bond Fund is subject to prepayment risk and extension risk to the extent it invests in mortgage-related securities. See "Government Income Fund--Investment Risks" above.

    Bond Fund also is subject to credit risk. Credit risk, also known as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal. The investment techniques used by Bond Fund also pose certain risks. See "Characteristics and Risks of Securities and Special Investment Methods."

ADJUSTABLE RATE MORTGAGE SECURITIES FUND

    INVESTMENT OBJECTIVE. Adjustable Rate Mortgage Securities Fund ("ARMS Fund") has an investment objective of providing the maximum current income that is consistent with low volatility of principal.

    INVESTMENT POLICIES AND TECHNIQUES. ARMS Fund invests primarily (at least 65% of total assets under normal market conditions) in a portfolio of mortgage-related securities having adjustable interest rates which reset at periodic intervals ("adjustable rate mortgage securities" or "ARMS"). ARMS include both pass-through securities representing interests in adjustable rate mortgage loans and floating rate collateralized mortgage obligations. The balance of ARMS Fund's assets (up to 35% of total assets) may be invested in (a) mortgage-related securities other than ARMS, (b) U.S. Government Securities (including, with respect to 10% of the Fund's net assets. U.S. Government zero-coupon securities); (c) asset-backed securities; and (d) corporate fixed-income securities. At least 85% of ARMS Fund's total assets must be either U.S. Government Securities or securities rated, as of the date of purchase, AA or better by Standard & Poor's, Aa or better by Moody's, comparably rated by any other nationally recognized statistical rating organization ("NRSRO") or, if unrated, of a comparable quality as determined by the Adviser. Up to 15% of ARMS Fund's total assets may be invested in securities rated, as of the date of purchase, A by Standard & Poor's or Moody's, comparably rated by any other NRSRO or, if unrated, of comparable quality as determined by the Adviser. The Fund may not invest in any security rated, as of the date of purchase, lower than A by Standard & Poor's or Moody's (or below a comparable rating by any other NRSRO) or, if unrated, of a quality lower than A as determined by the Adviser. In the event that a security is downgraded to a rating below A or, if unrated, is no longer of a quality comparable to a security rated A, as determined by the Adviser, the Fund will sell such a security as promptly as possible. For a discussion of Standard & Poor's and Moody's ratings, see Appendix A to the Statement of Additional Information.

    ARMS Fund may engage in options and financial futures transactions which relate to the securities in which it invests, may purchase and sell interest rate caps and floors, may make investments in Eurodollar instruments for hedging purposes, may purchase or sell securities on a when-issued or forward commitment basis and may lend its portfolio securities. See "Characteristics and Risks of Securities and Special Investment Methods."

    For temporary defensive purposes ARMS Fund may invest without limitation in cash and short-term money market securities. Investments in short-term money market securities may include U.S. Government Securities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. See "Investment Objectives, Policies and Restrictions--Short-Term Money Market Securities" in the Statement of Additional Information.

    The Adviser will attempt to maintain an average effective duration of one to four years for ARMS Fund's portfolio. Effective duration estimates the interest rate risk of a portfolio of securities. See "Characteristics and Risks of Securities and Special Investment Methods--Effective Duration."

    INVESTMENT RISKS. ARMS Fund is subject to interest rate risk, which is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. Although the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates, the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The Fund's investments in ARMS and other mortgage-related securities are also subject to prepayment risk and extension risk. See "Government Income Fund--Investment Risks" above. In addition, the Fund is subject to credit risk to the extent it invests in non-U.S. Government securities. Credit risk, also known as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal. The investment techniques used by ARMS Fund also pose certain risks. See "Characteristics and Risks of Securities and Special Investment Methods."

                    CHARACTERISTICS AND RISKS OF SECURITIES
                         AND SPECIAL INVESTMENT METHODS

    The following describes in greater detail the different types of securities and investment techniques used by one or more of the Funds. Additional information about the Funds' investments and investment practices may be found in the Statement of Additional Information.

GENERAL

    The different types of securities in which the Funds invest all have attendant risks of varying degrees. Because each Fund seeks a different investment objective and has different investment policies, each is subject to varying degrees of financial, market and credit risks. Therefore, investors should carefully consider the investment objective, investment policies and potential risks of each Fund before investing. Certain securities in which the Funds invest and certain investment techniques used by the Funds could be considered "derivative instruments." The term "derivatives" has been used to identify a variety of financial instruments; there is no discrete class of instruments that is covered by the term. A "derivative" is commonly defined as a financial instrument whose value is based upon, or derived from, an underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity, or other asset. Securities in which one or more of the Funds invest that could be considered derivatives include mortgage-related securities and asset-backed securities, which derive their value from underlying pools of mortgages and assets, respectively. In addition, interest rate caps and floors, options on securities, futures contracts, options on futures contracts and when-issued securities transactions are derivative contracts. Derivative securities and contracts and other types of investments and investment techniques that may be used by one or more of the Funds are described in greater detail, including the risks of each, in this section.

U.S. GOVERNMENT SECURITIES

    Each Fund may invest in U.S. Government Securities. Such securities are issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. THE CURRENT MARKET PRICES FOR SUCH SECURITIES ARE NOT GUARANTEED AND WILL FLUCTUATE. The Funds may invest in direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and in obligations of U.S. Government agencies or instrumentalities, including, but not limited to, Federal Home Loan Banks, the Farmers Home Administration, Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Financing Corporation and the Student Loan Marketing Association.

    Obligations of U.S. Government agencies or instrumentalities are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Others, such as obligations of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury. Still others, such as those issued by the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Finally, obligations of other agencies or instrumentalities are backed only by the credit of the agency or instrumentality issuing the obligations.

    U.S. Government Securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero-coupon securities is not distributed on a current basis but is, in effect, compounded, the market prices of zero-coupon securities are more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such non-zero-coupon securities. Although holders of zero-coupon securities do not receive periodic payments of interest, income accretes on such securities and is subject to the distribution requirements of the Internal Revenue Code of 1986, as amended. Because such income may not be matched by a corresponding cash distribution to a Fund, a Fund may be required to borrow money or dispose of other securities to be able to make distributions to shareholders. ARMS Fund will limit its investments in zero coupon securities to those issued by the U.S. Treasury through its STRIPS program, which securities constitute direct obligations of the U.S. Government, and will invest no more than 10% of its net assets in such securities. Government Fund and Bond Fund may also invest in custodial receipts issued in connection with so called trademark zero coupon securities, such as CATs and TIGRs. Since such securities are not issued by the U.S. Treasury, however, they are not considered U.S. Government Securities for purposes of the Funds' investment policies, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury.

MORTGAGE-RELATED SECURITIES

    Each Fund may invest in U.S. Government mortgage-related securities and in mortgage-related securities issued by private entities. Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. Mortgage-related securities, as the term is used in this Prospectus, include guaranteed mortgage pass-through securities, private mortgage pass-through securities, adjustable rate mortgage securities and derivative mortgage securities such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage-related securities fall into three categories: (a) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"); (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (c) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers referred to in (b) and (c) above include originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Securities in categories (b) and (c) are not considered U.S. Government Securities for purposes of this Prospectus.

    (a) GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. The government guaranteed mortgage pass-through securities in which each Fund may invest include certificates issued or guaranteed by GNMA, FNMA and FHLMC, which represent interests in underlying residential mortgage loans. These mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA,

FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC generally guarantees only ultimate collection of principal of the underlying mortgage loans. For a further description of these securities, see "Investment Objectives, Policies and Restrictions--Mortgage-Related Securities" in the Statement of Additional Information.

    (b) PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. See "Investment Objectives, Policies and Restrictions--Mortgage-Related Securities" in the Statement of Additional Information.

    (c) ADJUSTABLE RATE MORTGAGE SECURITIES. Each Fund may also invest in adjustable rate mortgage securities ("ARMS") and ARMS Fund must invest at least 65% of its total assets in such securities under normal market conditions. (For purposes of ARMS Fund's 65% requirement, adjustable rate tranches of CMOs, discussed below, are also considered ARMS). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent that interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Reserve Cost of Funds Index (often related to ARMS issued by
FNMA), tend to lag changes in market levels and tend to be somewhat less volatile.

    (d) COLLATERALIZED MORTGAGE OBLIGATIONS. Each Fund may invest, within the limits discussed below, in CMOs (collateralized mortgage obligations and multiclass pass-through securities unless the context otherwise indicates), which are derivative mortgage securities. Collateralized mortgage obligations are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security. CMOs may be issued by agencies or instrumentalities of the U.S. Government or by private organizations.

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

    The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may be stripped securities which provide only the principal or interest feature of the underlying security. See "Stripped Mortgage-Backed Securities," below. Tranches with variable or floating interest rates are considered ARMS for purposes of the requirement that ARMS Fund invest at least 65% of its total assets in ARMS under normal market conditions. Floating rate CMOs are generally backed by fixed rate mortgages and generally have lifetime caps on the coupon rate thereon. These caps, similar to the caps on adjustable rate mortgages, represent a ceiling beyond which the coupon rate on a floating rate CMO may not be increased regardless of increases in the interest rate index to which the floating rate CMO is geared, which may cause the security to be valued at a greater discount than if the security was not subject to a ceiling.

    Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include inverse floaters, interest only and principal only tranches and Z tranches, discussed below, are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally may be more volatile.

    An inverse floater is a CMO tranche with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters, however, may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Coupon rates on inverse floaters typically change at a multiple of the changes in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in prepayments.

    Z tranches of CMOs defer interest and principal payments until one or more other classes of the CMO have been paid in full. Interest accrues on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero-coupon bonds. Like a zero-coupon bond, during its accretion period a Z tranche has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero-coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also are likely to influence its market value.

    Neither Bond Fund nor ARMS Fund will invest in inverse floating, interest-only, principal-only or inverse interest-only tranches of CMOs. In addition, ARMS Fund will not invest in Z tranches or residual interests of CMOS. Government Fund may invest in any CMO tranche, but will limit its aggregate investments in inverse floaters and interest-only and principal-only tranches of CMOs (or classes of SMBS, as described in more detail below) to 10% of the Fund's net assets.

    (e) STRIPPED MORTGAGE-BACKED SECURITIES. Government Fund may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Neither Bond Fund nor ARMS Fund may invest in SMBS. SMBS may be issued by agencies or instrumentalities of the United States Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

    There are generally two classes of SMBS, one of which (the interest-only or "IO" class) entitles the holders thereof to receive distributions consisting solely or primarily of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-related securities ("Mortgage Assets") and the other of which (the principal-only or "PO" class) entitles the holders thereof to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, an IO investor may incur substantial losses. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-related security. Government Fund will limit its aggregate investments in IO and PO classes and inverse floaters to 10% of the Fund's net assets.

CORPORATE FIXED-INCOME SECURITIES

    Bond Fund and ARMS Fund may invest in corporate fixed-income securities, which include corporate bonds, debentures, notes and other similar corporate debt instruments. Fixed-income securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock, although such securities are not considered debt securities for purposes of the requirement that Bond Fund invest at least 65% of its total assets in debt securities. The values of corporate fixed-income securities typically will fluctuate in response to general economic conditions, to changes in interest rates and, to a greater extent than the values of mortgage-related securities, to business conditions affecting the specific industries in which the issuers are engaged. Corporate fixed-income securities will typically decrease in value as a result of increases in interest rates. The Funds may invest in certain types of corporate fixed-income securities that have been issued with original issue discount or market discount. An investment in such securities poses certain economic risks and may have certain adverse cash flow consequences to the investor.

    Bond Fund's investments in corporate fixed-income securities may also include zero-coupon, pay-in-kind and delayed interest securities. Zero-coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Pay-in-kind securities pay interest through the issuance to the holders of additional securities. Delayed interest securities are securities that remain zero-coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Because interest on zero-coupon, pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, Bond Fund's investments in zero-coupon, pay-in-kind and delayed interest securities will result in special tax consequences. Although zero-coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero-coupon security's maturity value and its purchase price is taxable income of the Fund each year.

ASSET-BACKED SECURITIES

    Bond Fund and ARMS Fund may invest in asset-backed securities. Such securities represent the application of the securitization techniques used to develop mortgage-related securities to a broad range of other assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure.

    In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing obligations of a number of different parties and use various credit enhancement techniques.

    Generally, asset-backed securities involve many of the risks associated with mortgage-related securities; however due to the difference in the underlying collateral, asset-backed securities involve certain risks that are not posed by mortgage-related securities. For example, asset-backed securities are typically collateralized with assets such as credit card receivables, automobile loans, or lease contracts which have historically had higher loss experience than that of mortgage-related securities. Although the credit enhancements for these securities generally contemplate this higher loss experience, the difference in lien status and underlying collateral quality could create a situation where the proceeds from repossessed collateral may not be sufficient to maintain credit quality or support payments on these securities.

YANKEE BONDS

    Bond Fund may invest in Yankee bonds, which are dollar denominated fixed-income securities of foreign-domiciled issuers that are publicly traded in the United States. The prominant issuers of Yankee bonds are supranational agencies and Canadian provinces (including provincial utilities). Supranational organizations are entities designated or supported by a government or government entity to promote economic development, and include, among others, the Asian Development Bank, the European Coal and Steel Community, the European Economic Community and the World Bank. These organizations do not have taxing authority and are dependent upon their members for payments of interest and principal. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. Foreign corporations may also issue Yankee bonds. Investments in Yankee bonds may involve risks not typically associated with investments in domestic issuers. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.

EFFECTIVE DURATION

    Effective duration estimates the interest rate risk (price volatility) of a security, I.E., how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant.

    It is important to understand that, while a valuable measure, effective duration is based on certain assumptions and has several limitations. It is most useful as a measure of interest rate risk when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities, because the calculation requires assumptions about prepayment rates. For example, when interest rates go down, homeowners may prepay their mortgages at a higher rate than assumed in the initial effective duration calculation, thereby shortening the effective duration of the Fund's mortgage-related securities. Conversely, if rates increase, prepayments may decrease to a greater extent than assumed, extending the effective duration of such securities. For these reasons, the effective durations of funds which invest a significant portion of their assets in mortgage-related securities can be greatly affected by changes in interest rates.

REPURCHASE AGREEMENTS

    Each Fund may enter into repurchase agreements with respect to U.S. Government Securities. A repurchase agreement involves the purchase by a Fund of securities with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Fund would suffer a loss. Repurchase agreements maturing in more than seven days are considered illiquid and subject to each Fund's restriction on investing in illiquid securities.

REVERSE REPURCHASE AGREEMENTS

    Government Fund and ARMS Fund may engage in reverse repurchase agreements with banks and securities dealers. Bond Fund may not enter into such agreements. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time the Fund enters into a reverse repurchase agreement, cash or liquid securities having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be maintained throughout the period of the obligation. No more than 25% of the total assets of Government Fund will be subject to reverse repurchase agreements. In the case of ARMS Fund, reverse repurchase agreements are subject to the Fund's limitations on borrowing, set forth below, and may be entered into only for temporary or emergency purposes. In the case of Government Fund reverse repurchase agreements may be used as a means of borrowing for investment purposes. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased.

    To attempt to minimize the risk to principal associated with leverage, Government Fund will enter into reverse repurchase agreements only if such agreements have terms of one year or less, and only if the Fund is able to invest the proceeds in securities which the Adviser believes have limited volatility and a higher interest rate than that payable on the reverse repurchase agreements. The Adviser believes that such limited use of leverage will facilitate Government Fund's ability to provide high current income without adversely affecting the Fund's ability to preserve capital.

BORROWING

    Government Fund, Bond Fund and ARMS Fund may borrow money from banks for temporary or emergency purposes in amounts up to 10% (not including reverse repurchase agreements), 5% and 10%, respectively, of the value of the Fund's total assets. Interest paid by a Fund on borrowed funds would decrease the net earnings of that Fund. Government Fund and ARMS Fund will not purchase portfolio securities while outstanding borrowings (other than reverse repurchase agreements in the case of Government Fund) exceed 5% of the value of the respective Fund's total assets. Each Fund may mortgage, pledge or hypothecate its assets (in an amount not exceeding 10% of the value of its total assets with respect to Government Fund and Bond Fund) to secure temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed without the approval of a majority of a Fund's shares.

OPTIONS TRANSACTIONS

    WRITING COVERED OPTIONS. Each of Government Fund and ARMS Fund may write (i.e., sell) covered put and call options with respect to the securities in which it may invest. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. With respect to put options written by a Fund, there will have been a predetermination that acquisition of the underlying security is in accordance with the investment objective of such Fund.

    The principal reason for writing call or put options is to obtain, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. Each Fund receives premiums from writing call or put options, which they retain whether or not the options are exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

    PURCHASING OPTIONS. Government Fund and ARMS Fund may purchase put options, solely for hedging purposes, in order to protect portfolio holdings in an underlying security against a substantial decline in the market value of such holdings ("protective puts"). Such protection is provided during the life of the put because a Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to a Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

    Government Fund and ARMS Fund also may purchase call options solely for the purpose of hedging against an increase in prices of securities that the respective Fund ultimately wants to buy. Such protection is provided during the life of the call option because a Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

    In addition to exchange-traded put and call options, Government Fund may also purchase and write over-the-counter ("OTC") put and call options in negotiated transactions with the writers of the options since options on many of the portfolio securities held by the Fund are not traded on an exchange. Government Fund will purchase OTC options only from investment dealers and other financial institutions (such as commercial banks or savings and loan associations) deemed creditworthy by the Adviser. ARMS Fund will purchase and write only exchange-traded put and call options.

    OTC options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates, and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while OTC options may not. The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased OTC options and the assets used to "cover" written OTC options are illiquid securities; however, the entire amount of assets used to cover OTC options written by the Fund will not be treated as illiquid in certain circumstances, as set forth in the Statement of Additional Information. Government Fund will treat OTC options, to the extent set forth in the Statement of Additional Information, as subject to the Fund's limitation on illiquid securities.

    For further information concerning the characteristics and risks of options transactions, see "Investment Objectives, Policies and Restrictions--Options" in the Statement of Additional Information.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    Government Fund and ARMS Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on financial indices including any index of securities in which the respective Fund may invest ("futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. Generally, no physical delivery of the fixed-income securities underlying the index is made. The futures contracts which the Funds may enter into have been developed by and are traded on national commodity exchanges.

    The purpose of the acquisition or sale of a futures contract by a Fund is to hedge against fluctuations in the value of its portfolio without actually buying or selling securities. For example, if a Fund owns long-term U.S. Government Securities and interest rates are expected to increase, the Fund might sell futures contracts. If interest rates did increase, the value of the U.S. Government Securities in the Fund's portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. If, on the other hand, a Fund held cash reserves and short-term investments pending anticipated investment in long-term obligations and interest rates were expected to decline, the Fund might purchase futures contracts for U.S. Government Securities. Since the behavior of such contracts would generally be similar to that of long-term securities, the Fund could take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market had stabilized. At that time, the Fund could accept delivery under the futures contracts or the futures contracts could be liquidated and the Fund's reserves could then be used to buy long-term securities in the cash market. Government Fund and ARMS Fund will engage in such transactions only for hedging purposes, on either an asset-based or a liability-based basis, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission. See Appendix B to the Statement of Additional Information.

    Government Fund and ARMS Fund may purchase and sell put and call options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. The Funds may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or purchasing and selling the underlying futures contracts.

    There are risks in using futures contracts and options on futures contracts as hedging devices. The primary risks associated with the use of futures contracts and options thereon are (a) the prices of futures contracts and options may not correlate perfectly with the market value of the securities subject to the hedge and (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

    Additional information with respect to interest rate futures contracts, together with information regarding options on such contracts, is set forth in Appendix B to the Statement of Additional Information.

EURODOLLAR INSTRUMENTS

    ARMS Fund may make investments in Eurodollar instruments for hedging purposes only. Eurodollar instruments are essentially U.S. dollar denominated futures contracts or options thereon that are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. ARMS Fund uses Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many short-term borrowings and floating rate securities are linked. Eurodollar instruments are subject to the same limitations and risks as other futures contracts and options thereon.

INTEREST RATE TRANSACTIONS

    ARMS Fund may purchase or sell interest rate caps and floors to preserve a return or spread on a particular investment or portion of its portfolio or for other non-speculative purposes. The aggregate purchase price of caps and floors held by ARMS Fund may not exceed 5% of the Fund's total assets. ARMS Fund may sell, I.E., write, caps and floors without limitation, subject to the segregated account requirement described below. The Fund does not intend to use these transactions for speculative purposes. The purchase of an interest rate cap entitles the purchaser, to the extent a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

    ARMS Fund may enter into interest rate caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. To the extent the Fund sells, I.E., writes, caps and floors, it will maintain in a segregated account cash or high quality liquid debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors. ARMS Fund will not enter into any interest rate cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least A by Standard & Poor's or Moody's or is comparably rated by any other NRSRO. The Adviser will monitor the creditworthiness of contra-parties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Interest rate caps and floors are somewhat recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than many other investments.

WHEN-ISSUED SECURITIES

    Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Funds will not accrue income with respect to when-issued or forward commitment securities prior to their stated delivery date. Pending delivery of the securities, each Fund maintains in a segregated account cash or liquid securities in an amount sufficient to meet its purchase commitments.

    The purchase of securities on a when-issued or forward commitment basis exposes the Funds to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares. For additional information concerning when-issued and forward commitment transactions, see "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

MORTGAGE DOLLAR ROLLS

    In connection with their ability to purchase securities on a when-issued or forward commitment basis, Government Fund and Bond Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. ARMS Fund may not enter into such transactions. In a mortgage dollar roll, the Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Adviser's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by a Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

    No more than one-third of Government Fund's and 25% of Bond Fund's total assets may be committed to the purchase of securities on a when-issued or forward commitment basis, including mortgage dollar roll purchases.

ILLIQUID SECURITIES

    As nonfundamental investment restrictions that may be changed at any time without shareholder approval, neither Government Fund nor ARMS Fund will invest more than 15% of its net assets in illiquid securities and Bond Fund will not invest in such securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms.

    The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when the Adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

    "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the Securities and Exchange Commission adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. The Funds may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors of the Company or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. See "Investment Objectives, Policies and Restrictions--Illiquid Securities" in the Statement of Additional Information. Similar determinations may be made with respect to commercial paper issued in reliance on the so-called "private placement" exemption from registration under
Section 4(2) of the 1933 Act and with respect to interest-only, principal-only and inverse floating classes of mortgage-related securities issued by the U.S. Government or its agencies and instrumentalities.

PORTFOLIO TURNOVER

    The Funds may engage in short-term trading in attempting to achieve their investment objectives and will actively use trading to benefit from yield disparities among different issues of securities or otherwise to achieve their investment objectives and policies. Since the Funds engage in short-term trading, they pay greater brokerage commission costs or other transaction costs. High portfolio turnover also may increase short-term capital gains, which are taxable as ordinary income when distributed to shareholders.

    The method of calculating portfolio turnover rate is set forth in the Statement of Additional Information under "Investment Objectives, Policies and Restrictions--Portfolio Turnover." The portfolio turnover rate for each Fund is set forth in "Financial Highlights."

INVESTMENT RESTRICTIONS

    Each Fund has adopted certain fundamental and nonfundamental investment restrictions in addition to those set forth above. As a fundamental investment restriction which may not be changed without shareholder approval, no Fund will invest 25% or more of its total assets in any one industry, except that, under normal market conditions, ARMS Fund will invest 25% or more of the value of its total assets in ARMS issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by private organizations. (Except for the requirement that ARMS Fund invest 25% or more of its total assets in ARMS, this restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto. As to utility companies, gas, electric, telephone, telegraph, satellite and microwave communications companies are considered as separate industries. ARMS Fund will determine the industry classification of asset-backed securities in its portfolio based on the type of collateral underlying the securities and will consider ARMS issued by the U.S. Government or its agencies or instrumentalities and ARMS issued by private organizations to be securities of issuers in the same industry.) In addition, as nonfundamental investment restrictions which may be changed at any time without shareholder approval, Government Fund will not invest more than 5% of its net assets in foreign securities and Bond Fund and ARMS Fund will not invest in foreign securities, provided that Bond Fund may invest in U.S. dollar-denominated Yankee bonds. Each Fund operates as a diversified Fund, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of the value of its total assets (taken at market value at the time of purchase) in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof. A list of each Fund's fundamental and nonfundamental investment restrictions is set forth in the Statement of Additional Information.

    Except for each Fund's policy regarding borrowing, if a percentage restriction set forth under "Investment Objectives and Policies" or under "Special Investment Methods" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.

                                   MANAGEMENT

BOARD OF DIRECTORS

    The Board of Directors of Piper Funds and Piper Funds II has the primary responsibility for overseeing the overall management of each such company and electing its officers.

INVESTMENT ADVISER

    Piper Capital Management Incorporated (the "Adviser") has been retained under Investment Advisory and Management Agreements with Piper Funds and Piper Funds II to act as the Funds' investment adviser subject to the authority of the Board of Directors.

    In addition to acting as the investment adviser for the other series of Piper Funds, the Adviser also serves as investment adviser to a number of other open-end and closed-end investment companies and to various other concerns, including pension and profit sharing funds, corporate funds and individuals. As of January 31, 1997, the Adviser rendered investment advice regarding approximately $9 billion of assets. The Adviser is a wholly owned subsidiary of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry. The address of the Adviser is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

    The Adviser furnishes each Fund with investment advice and supervises the management and investment programs of the Funds. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Funds. The Adviser also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Funds. In addition, the Adviser pays the salaries and fees of all officers and directors of Piper Funds and Piper Funds II who are affiliated with the Adviser.

    Under the Investment Advisory and Management Agreement, the Funds pay the Adviser monthly fees. The fee for Government Fund is paid at an annual rate of
 .50% on average daily net assets up to $250 million, .45% on net assets of over $250 million and up to $500 million, and .40% on net assets of over $500 million. The fee for Bond Fund is paid at an annual rate of .30% on average daily net assets up to $100 million, .25% on average daily net assets of over $100 and up to $250 million and .20% on average daily net assets in excess of $250 million. The fee for ARMS Fund is paid at an annual rate of .35% on average daily net assets up to $500 million and .30% on average daily net assets in excess of $500 million.

PORTFOLIO MANAGEMENT

    Bruce D. Salvog and David M. Steele have been primarily responsible for the day-to-day management of Government Fund's portfolio since March 1995. Mr. Salvog, Mr. Steele and Worth Bruntjen share primary responsibility for the day-to-day management of Bond Fund's portfolio. Mr. Bruntjen has been primarily responsible for Bond Fund's management since the Fund's inception in 1988, and was joined by Mr. Salvog and Mr. Steele in September 1996. Mr. Salvog has been a Senior Vice President of the Adviser since 1992 and was a Portfolio Manager at Kennedy Associates, Inc. in Seattle from 1984 to 1992. He has an AB from Harvard University and 25 years of financial experience. Mr. Steele has been a Senior Vice President of the Adviser since 1992 and was a portfolio manager at Kennedy Associates, Inc. in Seattle from 1987 to 1992. He has an MBA from the University of Southern California and 16 years of financial experience. Mr. Bruntjen is a Senior Vice President of the Adviser and a fixed income manager for a variety of client portfolios including foundations, pensions and profit-sharing plans. Mr. Bruntjen has a BSBA from the University of Minnesota and 28 years of financial experience.

    Thomas S. McGlinch and Wan-Chong Kung are primarily responsible for the day-to-day management of ARMS Fund's portfolio. Mr. McGlinch has managed the portfolio since inception and Ms. Kung has been a co-manager since December 1995. Mr. McGlinch is a Senior Vice President and fixed income portfolio manager for the Adviser. Prior to joining the Adviser in 1992, Mr. McGlinch was an institutional mortgage-backed securities trader for the Distributor during 1992. From 1988 to January 1992, Mr. McGlinch was a speciality products trader at FBS Investment Services, Inc. He is a Chartered Financial Analyst with an MBA from the University of St. Thomas. Ms. Kung is a Vice President and portfolio manager for the Adviser. Prior to joining the Adviser in 1993, she was a Senior Consultant at Cytrol Inc. in Edina, Minnesota from 1989 to December 1992. Ms. Kung received a BS from the University of the Philippines in Manila and an MBA from the University of Minnesota.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

    Investors Fiduciary Trust Company ("IFTC"), 127 West Tenth Street, Kansas City, Missouri 64105, (800) 874-6205, serves as Custodian for the Funds' portfolio securities and cash and as Transfer Agent and Dividend Disbursing Agent for the Funds.

    Piper Funds and Piper Funds II have entered into Shareholder Account Servicing Agreements with the Distributor and Piper Trust Company, an affiliate of the Distributor and the Adviser. Under these agreements the Distributor and Piper Trust Company provide transfer agent and dividend disbursing agent services for certain shareholder accounts. For more information, see "Investment Advisory and Other Services--Transfer Agent and Dividend Disbursing Agent" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    The Adviser selects brokers and futures commission merchants to use for the Funds' portfolio transactions. In making its selection, the Adviser may consider a number of factors, which are more fully discussed in the Statement of Additional Information, including, but not limited to, research services, the reasonableness of commissions and quality of services and execution. A broker's sales of shares of any series of the

Company may also be considered a factor if the Adviser is satisfied that a Fund would receive from that broker the most favorable price and execution then available for a transaction. Portfolio transactions for the Funds may be effected through the Distributor on a securities exchange in compliance with
Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act"). For more information, see "Portfolio Transactions and Allocation of Brokerage" in the Statement of Additional Information.

                          DISTRIBUTION OF FUND SHARES

    Piper Jaffray acts as the principal distributor of the Funds' shares. Piper Funds and Piper Funds II have each adopted Distribution Plans (the "Plans") as required by Rule 12b-1 under the 1940 Act. Under the Plans, the Distributor is paid a total fee in connection with the servicing of each Fund's shareholder accounts and/or in connection with distribution related services provided with respect to each Fund. This fee is calculated daily and paid quarterly at an annual rate equal to .50% of the average daily net assets of Government Fund,
 .30% of the average daily net assets of Bond Fund and .15% of the average daily net assets of ARMS Fund.

    With respect to Government Fund and Bond Fund, a portion of each Fund's total fee equal to .25% of Government Fund's and .05% of Bond Fund's average daily net assets is categorized as a distribution fee intended to compensate the Distributor for its expenses incurred in connection with the sale of Fund shares. The remaining portion of the fee, equal to .25% of each Fund's average daily net assets, is categorized as a servicing fee intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts. All of the Rule 12b-1 fee paid by ARMS Fund is categorized as a servicing fee. The Distributor has voluntarily agreed to limit the total fees payable by Government Fund and Bond Fund under the Plan to .34% and .22%, respectively, of such Fund's average daily net assets. This limitation may be revised or terminated at any time after fiscal 1997 year end. Payments made under the Plans are not tied exclusively to expenses actually incurred by the Distributor and may exceed such expenses. The Adviser and the Distributor, out of their own assets, may pay for certain expenses incurred in connection with the distribution of shares of the Funds. In particular, the Adviser may make payments out of its own assets to Piper Jaffray Investment Executives and other broker-dealers in connection with their sales of shares of the Funds. See "How to Purchase Shares--Purchase Price." Further information regarding the Plans is contained in the Statement of Additional Information.

    The Distributor uses all or a portion of its Rule 12b-1 fee to make payments to Investment Executives of the Distributor and broker-dealers which have entered into sales agreements with the Distributor. If shares of a Fund are sold by a representative of a broker-dealer other than the Distributor, the broker-dealer is paid .30% of the average daily net assets of Government Fund,
 .20% of the average daily net assets of Bond Fund or .15% of the average daily net assets of ARMS Fund attributable to shares sold by the broker-dealer's representative. If shares of a Fund are sold by an Investment Executive of the Distributor, compensation is paid to the Investment Executive in the manner set forth in a written agreement, in an amount not to exceed .30% of the average daily net assets of Government Fund, .20% of the average daily net assets of Bond Fund or .15% of the average daily net assets of ARMS Fund attributable to shares sold by the Investment Executive.

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                         SHAREHOLDER GUIDE TO INVESTING

                             HOW TO PURCHASE SHARES

GENERAL

    The Funds' shares may be purchased at the public offering price from the Distributor and from other broker-dealers who have sales agreements with the Distributor. The address of the Distributor is that of the Funds. The Distributor reserves the right to reject any purchase order. You should be aware that, because the Funds do not issue stock certificates, Fund shares must be kept in an account with the Distributor or with IFTC. All investments must be arranged through your Piper Jaffray Investment Executive or other broker-dealer.

PURCHASE PRICE

    You may purchase shares of the Funds at the net asset value per share next calculated after receipt of your order by your Piper Jaffray Investment Executive or other broker-dealer, plus a front-end sales charge as follows:

                                                                                     SALES CHARGE
                                                                  SALES CHARGE      AS A PERCENTAGE
                                                                 AS A PERCENTAGE        OF NET
AMOUNT OF TRANSACTION AT OFFERING PRICE                         OF OFFERING PRICE     ASSET VALUE
--------------------------------------------------------------  -----------------  -----------------
Less than $100,000............................................          2.00%              2.04%
$100,000 but less than $250,000...............................          1.25%              1.27%
$250,000 but less than $500,000...............................          0.50%              0.50%
$500,000 and over.............................................          0.00%              0.00%

    The Distributor and other broker-dealers who sell Fund shares receive compensation from different sources. A portion of this compensation is typically passed along to your Piper Jaffray Investment Executive or other sales representative.

    The Distributor receives the sales charge (as set forth in the table above) that you pay upon purchasing shares of the Funds and reallows a portion of this to other broker-dealers who sell Fund shares. If the Fund share purchase is not subject to an initial sales charge, the Distributor may receive a fee (equal to a percentage of the purchase price) from the Adviser in connection with the purchase. The Distributor also receives any contingent deferred sales charges that may be imposed on redemptions of certain Fund shares that were not subject to an initial sales charge.

    The Distributor also receives the Rule 12b-1 fees that are paid out of each Fund's assets and pays a portion of these fees to broker-dealers who sell Fund shares. See "Distribution of Fund Shares" above. In addition, the Distributor or the Adviser, at their own expense, provide promotional incentives to Investment Executives of the Distributor and to broker-dealers who have sales agreements with the Distributor in connection with sales of shares of the Funds, other series of the Company and other mutual funds for which the Adviser acts as investment adviser. In some instances, these incentives may be made available only to certain Investment Executives or broker-dealers who have sold or may sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging at luxury resorts, incurred in connection with sales seminars.

PURCHASES OF $500,000 OR MORE

    If you make a purchase of $500,000 or more (including purchases made under a Letter of Intent), a contingent deferred sales charge will be assessed in the event you redeem shares within 12 months following

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                         SHAREHOLDER GUIDE TO INVESTING
the purchase. For more information, please refer to the Contingent Deferred Sales Charge section of "How To Redeem Shares."

MINIMUM INVESTMENTS

    A minimum initial investment of $250 is required. There is no minimum for subsequent investments. The Distributor, in its discretion, may waive the minimum.

                           REDUCING YOUR SALES CHARGE

    You may qualify for a reduced sales charge through one or more of several plans. You must notify your Piper Jaffray Investment Executive or broker-dealer at the time of purchase to take advantage of these plans.

AGGREGATION

    Front-end or initial sales charges may be reduced or eliminated by aggregating your purchase with purchases of certain related personal accounts. In addition, purchases made by members of certain organized groups will be aggregated for purposes of determining sales charges. Sales charges are calculated by adding the dollar amount of your current purchase to the higher of the cost or current value of shares of any Piper fund sold with a sales charge that are currently held by you and your related accounts or by other members of your group.

    QUALIFIED GROUPS. You may group purchases in the following personal accounts together:

    - Your individual account.

    - Your spouse's account.

    - Your children's accounts.

    - Your employee benefit plan accounts if they are exclusively for your benefit. This includes accounts such as IRAs, individual 403(b) plans or single-participant Keogh-type plans but does not include plans that cover more than one participant.

    - A trust or trusts created for the primary benefit of you, your spouse or your children.

    Additionally, purchases made by members of any organized group meeting the requirements listed below may be aggregated for purposes of determining sales charges:

    - The group has been in existence for more than six months.

    - It is not organized for the purpose of buying redeemable securities of a registered investment company.

    - Purchases must be made through a central administration, or through a single dealer, or by other means that result in economy of sales effort or expense.

    An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

RIGHT OF ACCUMULATION

    Sales charges for purchases of Fund shares into Piper Jaffray accounts will be automatically calculated taking into account the dollar amount of any new purchases along with the higher of current value or cost of

                                       29
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                         SHAREHOLDER GUIDE TO INVESTING
shares previously purchased in any other mutual fund managed by the Adviser that was sold with a sales charge. For other broker-dealer accounts, you should notify your Investment Executive at the time of purchase of additional Piper fund shares you may own.

LETTER OF INTENT

    Your sales charge may be reduced by signing a non-binding Letter of Intent. This Letter of Intent will state your intention to invest $100,000 or more in any of the mutual funds managed by the Adviser that are sold with a sales charge over a 13-month period, beginning not earlier than 90 days prior to the date you sign the Letter. You will pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period. Part of your shares will be held in escrow to cover additional sales charges that may be due if you do not invest the planned amount. Please see "Purchase of Shares" in the Statement of Additional Information for more details. You can contact your Piper Jaffray Investment Executive or other broker-dealer for an application.

                             SPECIAL PURCHASE PLANS

    For more information on any of the following special purchase plans, contact your Piper Jaffray Investment Executive or other broker-dealer.

PURCHASES BY PIPER JAFFRAY COMPANIES INC., ITS SUBSIDIARIES AND ASSOCIATED
PERSONS

    Piper Jaffray Companies Inc. and its subsidiaries may buy shares of the Funds without incurring a sales charge. The following persons associated with such entities also may buy Fund shares without paying a sales charge:

    - Officers, directors and their spouses.

    - Employees, retirees and their spouses.

    - Sales representatives and their spouses.

    - Children, grandchildren, parents, grandparents or siblings of any of the above, or spouses of any of these persons.

    - Any trust, pension, profit-sharing or other benefit plan for any of the above.

All persons in the first four groups set forth above may continue to add to their accounts even after their company relationships have ended.

PURCHASES BY BROKER-DEALERS

    Employees of broker-dealers who have entered into sales agreements with the Distributor, and spouses and children under the age of 21 of such employees, may buy shares of the Funds without incurring a sales charge.

PURCHASES BY OTHER INDIVIDUALS WITHOUT A SALES CHARGE

    The following other individuals and entities may also buy Fund shares without paying a sales charge:

    - Clients of the Adviser buying shares of the Funds in their advisory accounts.

    - Trust companies, including Piper Trust Company, and bank trust departments using funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

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                         SHAREHOLDER GUIDE TO INVESTING

    - Investors purchasing shares through a Piper Jaffray Investment Executive if the purchase of such shares is funded by the proceeds from the sale of shares of any non-money market open-end mutual fund that is not managed by the Adviser. This privilege is available for 30 days after the sale.

    - Former shareholders of American Government Term Trust Inc. may invest the distributions received by them in connection with the dissolution of such fund in shares of the Funds without payment of a sales charge.

    - Investors purchasing shares through a wrap fee account established by the Distributor or by another broker-dealer who has entered into a selected dealer agreement with the Distributor.

PURCHASES BY EMPLOYEE BENEFIT PLANS

    - Shares of the Funds will be sold at net asset value, without a sales charge, to employee benefit plans containing an actively maintained qualified cash or deferred arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code") (a "401(k) Plan"). In the event a 401(k) Plan of an employer has purchased shares in the Funds or any other series of the Company (other than a money market fund) during any calendar quarter, any other employee benefit plan of such employer that is a qualified plan under Section 401(a) of the Code also may purchase shares of the Funds during such quarter without incurring a sales charge.

                              HOW TO REDEEM SHARES

NORMAL REDEMPTION

    You may redeem all or a portion of your shares on any day that a Fund values its shares. (Please refer to "Valuation of Shares" below for more information.) Your shares will be redeemed at the net asset value next calculated after the receipt of your instructions in good form by your Piper Jaffray Investment Executive or other broker-dealer as explained below.

    PIPER JAFFRAY INC. ACCOUNTS. To redeem your shares, please contact your Piper Jaffray Investment Executive with an oral request to redeem your shares.

    OTHER BROKER-DEALER ACCOUNTS. To redeem your shares, you may either contact your broker-dealer with an oral request or send a written request directly to the Funds' transfer agent, IFTC. This request should contain: the dollar amount or number of shares to be redeemed, your Fund account number and either a social security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. A signature guarantee is required for redemptions over $25,000. Please contact IFTC or refer to "Redemption of Shares" in the Statement of Additional Information for more details.

CONTINGENT DEFERRED SALES CHARGE

    If you invest $500,000 or more and, as a result, pay no front-end sales charge, you may incur a contingent deferred sales charge if you redeem within 12 months. For all redemptions made during the 12-month period this charge will be equal to .50%, in the case of Government Fund, and .30%, in the case of Bond Fund and ARMS Fund, of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The contingent deferred sales charge does not apply to amounts representing an increase in the value of Fund shares due to capital appreciation or to shares acquired through reinvestment of dividend or capital gain distributions. In determining whether a contingent deferred sales charge is payable,

                                       31
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                         SHAREHOLDER GUIDE TO INVESTING
shares that are not subject to any deferred sales charge will be redeemed first, and other shares will then be redeemed in the order purchased.

    LETTER OF INTENT. In the case of a Letter of Intent, the 12-month period begins on the date the Letter of Intent is completed.

    SPECIAL PURCHASE PLANS. If you purchased your shares through one of the plans described above under "Special Purchase Plans," the contingent deferred sales charge will be waived. In addition, the contingent deferred sales charge will be waived in the event of:

    - The death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder. (This waiver will be applied to shares held at the time of death or the initial determination of disability of either an individual shareholder or one who owns the shares as a joint tenant with the right of survivorship or as a tenant in common.)

    - A lump sum distribution from an employee benefit plan qualified under
      Section 401(a) of the Code, an individual retirement account under Section 408(a) of the Code or a simplified employee pension plan under Section 408(k) of the Code.

    - Systematic withdrawals from any such plan or account if the shareholder is at least 59 1/2 years old.

    - A tax-free return of the excess contribution to an individual retirement account under Section 408(a) of the Code.

    - Involuntary redemptions effected pursuant to the right to liquidate shareholder accounts having an aggregate net asset value of less than $200.

    EXCHANGES. If you exchange your shares, no contingent deferred sales charge will be imposed. However, the charge will apply if you subsequently redeem the new shares within 12 months of the original purchase.

    REINSTATEMENT PRIVILEGE. If you elect to use the Reinstatement Privilege (please see "Shareholder Services" below), any contingent deferred sales charge you paid will be credited to your account (proportional to the amount reinvested). Please see "Redemption of Shares" in the Statement of Additional Information for more details.

PAYMENT OF REDEMPTION PROCEEDS

    After your shares have been redeemed, the cash proceeds will normally be sent to you or your broker-dealer within three business days. In no event will payment be made more than seven days after receipt of your order in good form. However, payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank which is not a member of the Federal Reserve System, until such checks have cleared the banking system (normally up to 15 days from the purchase date).

INVOLUNTARY REDEMPTION

    Each Fund reserves the right to redeem your account at any time the net asset value of the account falls below $200 as the result of a redemption or exchange request. You will be notified in writing prior to any such redemption and will be allowed 30 days to make additional investments before the redemption is processed.

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                         SHAREHOLDER GUIDE TO INVESTING

                              SHAREHOLDER SERVICES

AUTOMATIC MONTHLY INVESTMENT PROGRAM

    You may arrange to make additional automated purchases of shares of the Funds or certain other mutual funds managed by the Adviser. You can automatically transfer $100 or more per month from your bank, savings and loan or other financial institution to purchase additional shares. In addition, if you hold your shares in a Piper Jaffray account you may arrange to make such additional purchases by having $25 or more automatically transferred each month from any of the money market fund series of Piper Funds. You should contact your Piper Jaffray Investment Executive or IFTC to obtain authorization forms or for additional information.

REINSTATEMENT PRIVILEGE

    If you have redeemed shares of any of the Funds, you may be eligible to reinvest in shares of any fund managed by the Adviser without payment of an additional sales charge. The reinvestment request must be made within 30 days of the redemption. This privilege is subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired. You may reinvest through a broker-dealer other than the Distributor only if there is a valid sales agreement between your broker-dealer and the Distributor for the fund in which you wish to invest.

EXCHANGE PRIVILEGE

    If your investment goals change, you may prefer a fund with a different objective. If you are considering an exchange into another mutual fund managed by the Adviser, you should carefully read the appropriate prospectus for additional information about that fund. A prospectus may be obtained through your Piper Jaffray Investment Executive, your broker-dealer or the Distributor. To exchange your shares, please contact your Piper Jaffray Investment Executive, your broker-dealer or IFTC.

    You may exchange your shares for shares of any other mutual fund managed by the Adviser. For funds offering multiple classes of shares, such exchanges may be made only into Class A shares. Exchanges are made on the basis of the net asset values of the funds involved, except that investors exchanging into a fund which has a higher sales charge must pay the difference. However, exchanges of ARMS Fund shares received in the Merger will be permitted without payment of an additional sales charge.

    If you hold your Fund shares through a broker-dealer other than the Distributor, the exchange privilege may not be available. Exchanges will be permitted only if there is a valid sales agreement between your broker-dealer and the Distributor for the fund into which you wish to exchange.

    All exchanges are subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired. The Company reserves the right to change or discontinue the exchange privilege, or any aspect of the privilege, upon 60 days' written notice.

TELEPHONE TRANSACTION PRIVILEGES

    PIPER JAFFRAY INC. ACCOUNTS. If you hold your shares in a Piper Jaffray account, you may telephone your Investment Executive to execute any transaction or to apply for many shareholder services. In some cases, you may be required to complete a written application.

    OTHER BROKER-DEALER ACCOUNTS. If you hold your shares in an account with your broker-dealer or at IFTC, you may authorize telephone privileges by completing the Account Application and Services Form.

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                         SHAREHOLDER GUIDE TO INVESTING
Please contact your broker-dealer or IFTC (800-874-6205) for an application or for more details. The Funds will employ reasonable procedures to confirm that a telephonic request is genuine, including requiring that payment be made only to the address of record or the bank account designated on the Account Application and Services Form and requiring certain means of telephonic identification. A Fund employing such procedures will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. If a Fund does not employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone transactions. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests. If you cannot reach the Funds by telephone, you should contact your broker-dealer or issue written instructions to IFTC at the address set forth herein. See "Management--Transfer Agent, Dividend Disbursing Agent and Custodian." The Funds reserve the right to suspend or terminate their telephone services at any time without notice.

DIRECTED DIVIDENDS

    You may direct income dividends and capital gains distributions to be invested in any other mutual fund managed by the Adviser (other than a money market fund) that is offered in your state. For funds offering multiple classes of shares, dividends and distributions may be directed only into the Class A shares. This investment will be made at net asset value. It will not be subject to a minimum investment amount except that you must hold shares in such fund (including the shares being acquired with the dividend or distribution) with a value at least equal to such fund's minimum initial investment amount. This privilege may not be available if you hold your Fund shares through a broker-dealer other than the Distributor. Distributions may be invested in another mutual fund managed by the Adviser only if there is a valid sales agreement for that fund between your broker-dealer and the Distributor.

SYSTEMATIC WITHDRAWAL PLAN

    If your account has a value of $5,000 or more, you may establish a Systematic Withdrawal Plan for any of the Funds. This plan will allow you to receive regular periodic payments by redeeming as many shares from your account as necessary. As with other redemptions, a redemption to make a withdrawal is a sale for federal income tax purposes. Payments made under a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of the payments may be a return of capital.

    A request to establish a Systematic Withdrawal Plan must be submitted in writing to your Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. You will be required to have any income dividends and any capital gains distributions reinvested. You may choose to have withdrawals made monthly, quarterly or semiannually. Please contact your Piper Jaffray Investment Executive, other broker-dealer or IFTC for more information.

    You should be aware that additional investments in an account that has an active Systematic Withdrawal Plan may be inadvisable due to sales charges and tax liabilities. Please refer to "Redemption of Shares" in the Statement of Additional Information for additional details.

ACCOUNT PROTECTION

    If your Fund shares are held in a Piper Jaffray account, they are protected in the unlikely event of Piper Jaffray's financial failure. Piper Jaffray is a member of the Securities Investor Protection Corporation ("SIPC"), whose primary purpose is to protect the customers of its members against losses of up to $500,000 ($100,000 on claims for cash) in the event of a member's liquidation.

--------------------------------------------------------------------------------
                         SHAREHOLDER GUIDE TO INVESTING

    In addition to the $500,000 SIPC protection, Piper Jaffray clients have additional protection provided by Aetna Casualty and Surety Company. Your investments in the Funds held in a Piper Jaffray PRIME or PAT Plus account are protected up to $49.5 million beyond the coverage provided by SIPC for total account protection of $50 million. Investments held in all other Piper Jaffray accounts are protected up to $24.5 million beyond the coverage provided by SIPC for total account protection of $25 million. This protection does NOT cover any declines in the net asset value of Fund shares.

CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION

    Each time there is a transaction involving your Fund shares, such as a purchase, redemption or dividend reinvestment, you will receive a confirmation statement describing that activity. This information will be provided to you from either Piper Jaffray, your broker-dealer or IFTC. In addition, you will receive various IRS forms after the first of each year detailing important tax information and each Fund is required to supply annual and semiannual reports that list securities held by the Fund and include the current financial statements of the Fund.

    HOUSEHOLDING. If you have multiple accounts with Piper Jaffray, you may receive some of the above information in combined mailings. This will not only help to reduce Fund expenses, it will help the environment by saving paper. Please contact your Piper Jaffray Investment Executive for more information.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from the net investment income of each Fund will be declared daily and paid monthly. Net realized capital gains, if any, will be distributed at least once annually. Each daily dividend is payable to Fund shareholders of record at the time of its declaration. "Shareholders of record" includes holders of shares purchased for which payment has been received by the Distributor or IFTC, as appropriate, and excludes holders of shares redeemed on that day. Shares redeemed will earn dividends through the day prior to settlement of the redemption.

    DISTRIBUTION OPTIONS. All net investment income dividends and net realized capital gains distributions for a Fund generally will be payable in additional shares of that Fund at net asset value ("Reinvestment Option"). If you wish to receive your distributions in cash, you must notify your Piper Jaffray Investment Executive or other broker-dealer. You may elect either to receive income dividends in cash and capital gains distributions in additional shares of the Fund at net asset value ("Split Option"), or to receive both income dividends and capital gains distributions in cash ("Cash Option"). You may also direct income dividends and capital gains distributions to be invested in another mutual fund managed by the Adviser. See "Shareholder Services--Directed Dividends" above. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.

                              VALUATION OF SHARES

    The Funds compute their net asset value on each day the New York Stock Exchange (the "Exchange") is open for business. The calculation is made as of the regular close of the Exchange (currently 4:00 p.m. New York time) after the Funds have declared any applicable dividends.

    The net asset value per share for each Fund is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected) less all liabilities by the number of Fund shares outstanding. For the purposes of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued.

    The value of certain fixed-income securities will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the Exchange. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities. Occasionally events affecting the value of such securities may occur between the time valuations are determined and the close of the Exchange. If events materially affecting the value of such securities occur during such period, or if a Fund's management determines for any other reason that valuations provided by the pricing service are inaccurate, such securities will be valued at their fair value according to procedures decided upon in good faith by the Board of Directors. In addition, any securities or other assets of a Fund for which market prices are not readily available will be valued at their fair value in accordance with such procedures.

                                   TAX STATUS

    Each Fund is treated as a separate corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Therefore, each Fund is treated separately in determining whether it qualifies as a regulated investment company under the Code and for purposes of determining the net ordinary income (or loss), net realized capital gains (or losses) and distributions necessary to relieve such Fund of any federal income tax liability. Each Fund qualified as a regulated investment company during its last taxable year and each Fund intends to so qualify during the current taxable year. If so qualified, a Fund will not be liable for federal income taxes to the extent it distributes its taxable income to shareholders. Each Fund will, however, be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid imposition of this excise tax, a Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year. Bond Fund retained income subject to the 4% excise tax for the 1995, 1994, 1993 and 1992 excise tax years. Bond Fund intends hereafter to distribute sufficient amounts to avoid payment of the excise tax.

    Distributions by a Fund are generally taxable to the shareholders, whether received in cash or additional shares of the Fund (or shares of another mutual fund managed by the Adviser). Distributions of net capital gains (designated as "capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held the shares of the Fund.

    A shareholder will recognize a capital gain or loss upon the sale or exchange of shares in a Fund if, as is normally the case, the shares are capital assets in the shareholder's hands. This capital gain or loss will be long-term if the shares have been held for more than one year.

    The foregoing relates to federal income taxation as in effect as of the date of this Prospectus. For a more detailed discussion of the federal income tax consequences of investing in shares of the Funds, see "Taxation" in the Statement of Additional Information. Before investing in the Funds, you should check the consequences of your local and state tax laws.

                            PERFORMANCE COMPARISONS

    Advertisements and other sales literature for the Funds may refer to a Fund's "average annual total return" and "cumulative total return." In addition, each Fund may provide yield calculations in advertisements and other sales literature. All such yield and total return quotations are based upon historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in any of the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    Yield calculations will be based upon a 30-day period stated in the advertisement and will be calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share (including the maximum sales charge) on the last day of the period. The result will then be "annualized" using a formula that provides for semi-annual compounding of income.

    Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to a Fund from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. In calculating average annual and cumulative total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested. Such total return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge, and which thus will be higher.

    Comparative performance information also may be used from time to time in advertising the Funds' shares. For example, advertisements may compare the Funds' performance to that of various unmanaged market indices, or may include performance data from Lipper Analytical Services, Inc., Morningstar, Inc. or other entities or organizations which track the performance of investment companies.

    For additional information regarding comparative performance information and the calculation of yield, average annual total return and cumulative total return, see "Performance Comparisons" in the Statement of Additional Information.

                              GENERAL INFORMATION

    Piper Funds, which was organized under the laws of State of Minnesota in 1986, is authorized to issue a total of 10 trillion shares of common stock, with a par value of $.01 per share. Three hundred and ninety billion of these shares have been authorized by the Board of Directors to be issued in twelve separate series, as follows: Growth Fund, Emerging Growth Fund, Small Company Growth Fund (formerly Equity Strategy Fund), Growth and Income Fund, Balanced Fund, Government Income Fund, Intermediate Bond Fund (formerly Institutional Government Income Portfolio), National Tax-Exempt Fund and Minnesota Tax-

Exempt Fund, each of which has ten billion authorized shares, and Money Market Fund, Tax-Exempt Money Market Fund and U.S. Government Money Market Fund, each of which has one hundred billion authorized shares.

    Piper Funds II, which was organized under the laws of the State of Minnesota on April 10, 1995, is authorized to issue a total of 100 billion shares of common stock, with a par value of $.01 per share. Ten billion of those shares have been designated as Series A Common Shares, which are the shares of common stock of ARMS Fund. Currently, Series A is the only outstanding series of shares of Piper Funds II.

    For both Piper Funds and Piper Funds II, the Board of Directors is empowered under the Articles of Incorporation to issue additional series of common stock without shareholder approval. In addition, the Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within each Fund, as well as within any series of Piper Funds or Piper Funds II created in the future. See "Capital Stock and Ownership of Shares" in the Statement of Additional Information.

    All shares, when issued, will be fully paid and nonassessable and will be redeemable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro-rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

    Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the series' shares. On some issues, such as the election of directors, all shares of Piper Funds or Piper Funds II vote together as one series. On an issue affecting only a particular series, the shares of the affected series vote separately. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

    The Bylaws of both Piper Funds and Piper Funds II provide that shareholder meetings be held only with such frequency as required under Minnesota law. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of a corporation may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the corporation. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the corporation. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all amendments to investment advisory contracts and for certain amendments to Rule 12b-1 distribution plans.

PENDING LEGAL PROCEEDINGS

    Complaints have been brought against the Adviser and the Distributor relating to Bond Fund, to the closed-end investment companies that merged into Piper Funds II and to other investment companies for which the Adviser acts or has acted as investment adviser or subadviser. These lawsuits do not involve Government Fund.

    A number of complaints have been brought in federal and state court relating to Bond Fund (formerly named Institutional Government Income Portfolio ("PJIGX")). A consolidated class action lawsuit was settled in February 1996. Two complaints remain pending. The first complaint was brought on April 11, 1995 by Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust. The action was filed in the Minnesota State District Court, Hennepin County, and removed to United States District Court, District of Minnesota. Defendants are the Company, the Distributor and certain individuals affiliated or formerly affiliated with the Adviser and the Distributor. The second complaint was filed on June 22, 1995 in the Montana Thirteenth Judicial District Court, Yellowstone County, by Beverly Muth against the Distributor and an affiliated individual. In addition, a number of actions have been commenced in arbitration relating to PJIGX.

    Complaints also have been filed in state and federal court relating to a number of other closed-end investment companies managed by the Adviser and two open-end investment companies for which the Adviser has acted as sub-adviser. A consolidated class action lawsuit against four closed-end investment companies which merged into ARMS Fund in September 1995 was settled in September 1996. The Adviser and the Distributor also are subject to regulatory inquiries related to various funds or assets managed by the Adviser. Certain regulatory inquiries have been settled, including inquiries by the National Association of Securities Dealers, Inc. and the State of Minnesota. See "Pending Litigation" in the Statement of Additional Information.

    The Adviser and the Distributor do not believe that the settlements discussed above, any agreement-in-principle to settle, or any outstanding complaint, action in arbitration or regulatory inquiry will have a material adverse effect on their ability to perform under their agreements with Piper Funds or Piper Funds II or a material adverse effect on the Funds.

NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR PIPER JAFFRAY INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                                PIPER FUNDS INC.

                               INVESTMENT ADVISER
                     Piper Capital Management Incorporated

                                  DISTRIBUTOR
                               Piper Jaffray Inc.

                          CUSTODIAN AND TRANSFER AGENT
                       Investors Fiduciary Trust Company

                              INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP

                                 LEGAL COUNSEL
                              Dorsey & Whitney LLP

 Table of Contents

                                            PAGE
Introduction...........................           2
Fund Expenses..........................           4
Financial Highlights...................           6
Investment Objectives and Policies.....           8
Characteristics and Risks of Securities
 and Special Investment Methods........          13
Management.............................          25
Distribution of Fund Shares............          27
SHAREHOLDER GUIDE TO INVESTING
  How to Purchase Shares...............          28
  Reducing Your Sales Charge...........          29
  Special Purchase Plans...............          30
  How to Redeem Shares.................          31
  Shareholder Services.................          33
  Dividends and Distributions..........          35
Valuation of Shares....................          36
Tax Status.............................          36
Performance Comparisons................          37
General Information....................          37

----------------------------------------------------------
  Prospectus

       [LOGO]

  ------------------------------

  Income Funds
  Government Income Fund
  Intermediate Bond Fund
  Adjustable Rate Mortgage
  Securities Fund

   November 6, 1996
   As Supplemented February 18, 1997

   ------------------------------------------

      #30400   117-97

                                              PROSPECTUS DATED NOVEMBER 27, 1996
                                               AS SUPPLEMENTED FEBRUARY 18, 1997

                            NATIONAL TAX-EXEMPT FUND
                           MINNESOTA TAX-EXEMPT FUND

                           SERIES OF PIPER FUNDS INC.
                              PIPER JAFFRAY TOWER
           222 SOUTH NINTH STREET, MINNEAPOLIS, MINNESOTA 55402-3804
                           (800) 866-7778 (TOLL FREE)

    NATIONAL TAX-EXEMPT FUND AND MINNESOTA TAX-EXEMPT FUND (the "Funds") are series of Piper Funds Inc. (the "Company"), an open-end mutual fund whose shares are currently offered in twelve series.

    NATIONAL TAX-EXEMPT FUND ("National Fund") has an investment objective of maximum current income that is exempt from federal income taxes, consistent with prudent investment risk and preservation of capital. During periods of normal market conditions, National Fund will invest at least 80% of its net assets in securities that generate interest that is not includable in gross income for federal income tax purposes and is not an item of tax preference for purposes of the federal alternative minimum tax. Such securities include, but are not limited to, securities of states, territories and possessions of the United States and the District of Columbia and their agencies, instrumentalities and political subdivisions, and may also include derivative tax-exempt securities.

    MINNESOTA TAX-EXEMPT FUND ("Minnesota Fund") has an investment objective of maximum current income that is exempt from both federal and State of Minnesota income taxes, consistent with prudent investment risk and preservation of capital. During periods of normal market conditions, Minnesota Fund will invest at least 80% of its net assets in securities that generate interest that is not includable in federal gross income or in State of Minnesota taxable net income (except for State of Minnesota franchise tax on corporations and financial institutions, which is measured by income) and is not an item of tax preference for purposes of the federal or State of Minnesota alternative minimum tax. Such securities include, but are not limited to, securities of the State of Minnesota, its agencies, instrumentalities and political subdivisions, and certain securities of United States territories and possessions, and may also include derivative tax-exempt securities. At least 95% of the exempt-interest dividends paid by Minnesota Fund will be derived from such sources.

    PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED.

    This Prospectus concisely describes the information about the Funds that you ought to know before investing. Please read it carefully and retain it for future reference.

    A Statement of Additional Information about the Funds dated November 27, 1996, as supplemented February 18, 1997, is available free of charge. Write to the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402 or telephone (800) 866-7778 (toll free). The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.

   THESE SECURITIES HAVE NOT BEEN  APPROVED OR DISAPPROVED BY THE  SECURITIES
     AND  EXCHANGE  COMMISSION  OR  ANY  STATE  SECURITIES  COMMISSION  NOR
       HAS  THE  SECURITIES   AND  EXCHANGE  COMMISSION   OR  ANY   STATE
           SECURITIES   COMMISSION  PASSED   UPON  THE   ACCURACY  OR
             ADEQUACY OF  THIS  PROSPECTUS. ANY  REPRESENTATION  TO
                         THE CONTRARY IS A CRIMINAL OFFENSE.

                                  INTRODUCTION

    Piper Funds Inc. (the "Company") is an open-end management investment company, or mutual fund, whose shares may be issued in separate diversified and nondiversified series. Each series in effect represents a separate fund with its own investment objectives and policies. This Prospectus relates to National Tax-Exempt Fund ("National Fund") and Minnesota Tax-Exempt Fund ("Minnesota Fund") (collectively, the "Funds"), which are classified as diversified and nondiversified funds, respectively. A nondiversified fund such as Minnesota Fund may have a larger position in a single issuer than would be the case if it were diversified. The share price of such a fund may therefore be subject to greater fluctuation as a result of changes in the financial condition or the market's assessment of an individual issuer.

THE INVESTMENT ADVISER

    The Company is managed by Piper Capital Management Incorporated (the "Adviser"), a wholly owned subsidiary of Piper Jaffray Companies Inc. Each Fund pays the Adviser a fee for managing its investment portfolio at an annual rate of .50% on net assets up to $250 million. For each Fund, the fee is scaled downward as net assets increase in size above $250 million. See "Management -- Investment Adviser."

THE DISTRIBUTOR

    Piper Jaffray Inc. ("Piper Jaffray"), a wholly owned subsidiary of Piper Jaffray Companies Inc. and an affiliate of the Adviser, serves as Distributor of the Funds' shares.

OFFERING PRICE

    Shares of the Funds are offered to the public at the next determined net asset value after receipt of an order by a shareholder's Piper Jaffray Investment Executive or other broker-dealer, plus a maximum sales charge of 2% of the offering price (2.04% of the net asset value) on purchases of less than $100,000. The sales charge is reduced on a graduated scale on purchases of $100,000 or more. In connection with purchases of $500,000 or more, there is no initial sales charge; however, a .50% contingent deferred sales charge will be imposed in the event of a redemption transaction occurring within 12 months following such a purchase. DURING THE SPECIAL OFFERING PERIOD WHICH EXTENDS THROUGH JUNE 30, 1997, SHARES OF THE FUNDS ARE BEING OFFERED TO THE PUBLIC WITHOUT AN INITIAL SALES CHARGE. HOWEVER, FOR ANY PURCHASE THAT WOULD BE SUBJECT TO A SALES CHARGE OUTSIDE OF THE SPECIAL OFFERING PERIOD, THE FUNDS WILL IMPOSE A CONTINGENT DEFERRED SALES CHARGE OF 2% ON REDEMPTIONS DURING THE FIRST 12 MONTHS AFTER PURCHASE, AND 1% ON REDEMPTIONS DURING THE SECOND 12 MONTHS. SEE "HOW TO PURCHASE SHARES -- PURCHASE PRICE" AND "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE."

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS

    The minimum initial investment for each Fund is $250. There is no minimum for subsequent investments. See "How to Purchase Shares -- Minimum Investments."

EXCHANGES

    You may exchange your shares for shares of any other mutual fund managed by the Adviser which is eligible for sale in your state of residence. All exchanges are subject to the minimum investment requirements and other applicable terms set forth in the prospectus of the fund whose shares you acquire. See "Shareholder Services--Exchange Privilege."

REDEMPTION PRICE

    Shares of either Fund may be redeemed at any time at their net asset value next determined after a redemption request is received by your Piper Jaffray Investment Executive or other broker-dealer. A contingent deferred sales charge will be imposed upon the redemption of certain shares initially purchased without a sales charge. See "How to Redeem Shares -- Contingent Deferred Sales Charge." Each Fund reserves the right, upon 30 days' written notice, to redeem your account if the net asset value of the shares falls below $200. See "How to Redeem Shares -- Involuntary Redemption."

CERTAIN RISK FACTORS TO CONSIDER

    An investment in either Fund is subject to certain risks, as set forth in detail under "Investment Objectives and Policies" and "Special Investment Methods." As with other mutual funds, there can be no assurance that either Fund will achieve its objective. Each Fund is subject to interest rate risk (the risk that rising interest rates will make bonds issued at lower interest rates worth less). As a result, the value of each Fund's shares will vary. Each Fund is also subject to credit risk (the risk that a bond issuer will fail to make timely payments of interest or principal). In addition, if the bonds in a Fund's portfolio contain call provisions that are currently exercisable, these securities are likely to be redeemed during a period of declining interest rates and the Fund most likely will have to reinvest the proceeds in lower yielding securities. Each Fund, to the extent set forth under "Special Investment Methods," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements, the purchase and sale of securities on a when-issued or delayed delivery basis, which may increase the volatility of a Fund's net asset value, and the use of futures contracts and options on futures contracts for hedging purposes. All of these techniques may increase the volatility of a Fund's net asset value. Each Fund may purchase derivative tax-exempt securities, including inverse floating obligations, which may be more volatile than traditional fixed-rate tax-exempt securities. Recent market experience has shown that certain derivative securities may be extremely sensitive to changes in interest rates and, as a result, the prices of such securities may be highly volatile.

SHAREHOLDER INQUIRIES

    Any questions or communications regarding a shareholder account should be directed to your Piper Jaffray Investment Executive or, in the case of shares held through another broker-dealer, to IFTC at (800) 874-6205. General inquiries regarding the Funds should be directed to the Funds at the telephone number set forth on the cover page of this Prospectus.

                                 FUND EXPENSES

                                                                                              NATIONAL     MINNESOTA
                                                                                                FUND          FUND
                                                                                             -----------  ------------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)............       2.00%         2.00%
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
  Management Fees..........................................................................        .50%          .50%
  Rule 12b-1 Fees (after voluntary fee limitation)*........................................        .24%          .24%
  Other Expenses...........................................................................        .32%          .19%
                                                                                             -----------      ------
  Total Fund Operating Expenses (after voluntary fee limitations)..........................       1.06%          .93%

---------

* See the discussion below for an explanation of voluntary Rule 12b-1 fee limitations.

EXAMPLE

    You would pay the following expenses on a $1,000 investment assuming a 5% annual return and redemption at the end of each time period:

                                                                 1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                               -----------  -----------  -----------  -----------
  National Fund..............................................   $      31    $      53    $      77    $     147
  Minnesota Fund.............................................   $      29    $      49    $      70    $     132

    The purpose of the above Fund Expenses table is to assist you in understanding the various costs and expenses that investors in the Funds will bear directly or indirectly. THE EXAMPLE CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The information set forth in the table is based on actual expenses incurred by the Funds during the fiscal year ended September 30, 1996, except that Rule 12b-1 fees reflect a voluntary limitation by the Distributor of amounts payable to it under each Fund's Rule 12b-1 Plan to .24% of average daily net assets for the fiscal year ending September 30, 1997. The Distributor limited Rule 12b-1 fees to .21% of each Fund's average daily net assets for the fiscal year ended September 30, 1996. Absent such limitation, Total Fund Operating Expenses for National Fund and Minnesota Fund for the fiscal year ended September 30, 1996 would have been 1.13% and 0.99%, respectively, of average daily net assets. The voluntary Rule 12b-1 fee limitation may be revised or terminated at any time after the fiscal 1997 year end. The Adviser may or may not assume additional expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for expenses assumed during a fiscal year prior to the end of such year. The foregoing policy will have the effect of lowering a Fund's overall expense ratio and increasing yield to investors when such amounts are assumed or the inverse when such amounts are reimbursed. For additional information, including a more complete explanation of management and Rule 12b-1 fees, see "Management -- Investment Adviser" and "Distribution of Fund Shares."

                              FINANCIAL HIGHLIGHTS

    The following financial highlights show certain per share data and selected information for a share of capital stock outstanding during the indicated periods for each Fund. This information has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of each Fund contained in its annual report. An annual report of each Fund is available without charge by contacting the Funds at 800-866-7778 (toll free). In addition to financial statements, the annual reports contain further information about the performance of the Funds.

NATIONAL FUND

                                                                       FISCAL YEAR ENDED SEPTEMBER 30,
                                                    ----------------------------------------------------------------------
                                                     1996    1995    1994    1993    1992    1991    1990    1989   1988*
                                                    ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value, beginning of period..............  $10.69   10.22   11.76   10.94   10.51    9.91    9.99   10.03  10.00
                                                    ------  ------  ------  ------  ------  ------  ------  ------  ------
Operations:
  Net investment income...........................    0.56    0.60    0.57    0.61    0.66    0.68    0.68    0.71   0.12
  Net realized and unrealized gains (losses) on
    investments...................................    0.12    0.47   (1.21)   0.94    0.43    0.60   (0.08)  (0.04)  0.03
                                                    ------  ------  ------  ------  ------  ------  ------  ------  ------
    Total from operations.........................    0.68    1.07   (0.64)   1.55    1.09    1.28    0.60    0.67   0.15
                                                    ------  ------  ------  ------  ------  ------  ------  ------  ------
Distributions from net investment income++........   (0.56)  (0.60)  (0.57)  (0.61)  (0.66)  (0.68)  (0.68)  (0.71) (0.12)
Distributions from realized capital gains--net....      --      --   (0.33)  (0.12)     --      --      --      --     --
                                                    ------  ------  ------  ------  ------  ------  ------  ------  ------
    Total distributions...........................   (0.56)  (0.60)  (0.90)  (0.73)  (0.66)  (0.68)  (0.68)  (0.71) (0.12)
                                                    ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value, end of period....................  $10.81   10.69   10.22   11.76   10.94   10.51    9.91    9.99  10.03
                                                    ------  ------  ------  ------  ------  ------  ------  ------  ------
                                                    ------  ------  ------  ------  ------  ------  ------  ------  ------
Total return(%)+..................................    6.42   10.30   (5.72)  14.76   10.68   13.31    6.15    6.82   1.50
Net assets, end of period (in millions)...........  $   46      57      68      79      59      46      36      36      5
Ratio of expenses to average daily net
  assets(%)+++....................................    1.03    1.01    0.93    0.94    0.94    0.92    0.86    0.80   0.80 **
Ratio of net investment income to average daily
  net assets(%)+++................................    5.15    5.37    5.25    5.42    6.13    6.59    6.78    6.56   5.90 **
Portfolio turnover rate (excluding short-term
  securities)(%)..................................      43      28      65      43      35      59      80      57     10

------------
  *  Period from 7/11/88 (commencement of operations) to 9/30/88.

 **  Adjusted to an annual basis.

  + Total return is based on the change in net asset value during the year, assumes reinvestment of all distributions and does not reflect a sales charge.

 ++ Amounts included in distributions from net investment income that are taxable for federal income tax purposes are $0.001, $0.002, $0.013 and $0.03 per share for the years ended September 30, 1991, 1990 and 1989 and the period ended September 30, 1988, respectively.

+++ During the periods reflected above, the Adviser and the Distributor voluntarily waived fees and expenses. Had the maximum Rule 12b-1 fee of .30% been in effect and had the Fund paid all fees and expenses, the ratios of expenses and net investment income to average daily net assets would have been: 1.13%/5.05% in fiscal 1996, 1.09%/5.29% in fiscal 1995,
     1.03%/5.15% in  fiscal 1994,  1.04%/5.32% in  fiscal 1993,  1.10%/5.97%  in fiscal  1992,  1.15%/6.36%  in  fiscal 1991,  1.13%/6.51%  in  fiscal 1990,
     1.62%/5.74% in fiscal  1989 and  2.76%/3.94% in fiscal  1988. Beginning  in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have not been adjusted.

MINNESOTA FUND

                                                                       FISCAL YEAR ENDED SEPTEMBER 30,
                                                    ----------------------------------------------------------------------
                                                     1996    1995    1994    1993    1992    1991    1990    1989   1988*
                                                    ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value, beginning of period..............  $10.81   10.28   11.43   10.79   10.46    9.92   10.06    9.94  10.00
                                                    ------  ------  ------  ------  ------  ------  ------  ------  ------
Operations:
  Net investment income...........................    0.59    0.66    0.61    0.62    0.64    0.66    0.66    0.68   0.12
  Net realized and unrealized gains (losses) on
    investments...................................    0.07    0.53   (0.95)   0.68    0.33    0.54   (0.14)   0.12  (0.06)
                                                    ------  ------  ------  ------  ------  ------  ------  ------  ------
    Total from operations.........................    0.66    1.19   (0.34)   1.30    0.97    1.20    0.52    0.80   0.06
                                                    ------  ------  ------  ------  ------  ------  ------  ------  ------
Distributions from net investment income++........   (0.58)  (0.66)  (0.61)  (0.62)  (0.64)  (0.66)  (0.66)  (0.68) (0.12)
Distributions from realized capital gains--net....      --      --   (0.20)  (0.04)     --      --      --      --     --
                                                    ------  ------  ------  ------  ------  ------  ------  ------  ------
    Total distributions...........................   (0.58)  (0.66)  (0.81)  (0.66)  (0.64)  (0.66)  (0.66)  (0.68) (0.12)
                                                    ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value, end of period....................  $10.89   10.81   10.28   11.43   10.79   10.46    9.92   10.06   9.94
                                                    ------  ------  ------  ------  ------  ------  ------  ------  ------
                                                    ------  ------  ------  ------  ------  ------  ------  ------  ------
Total return(%)+..................................    6.24   11.38   (3.14)  12.52    9.56   12.49    5.30    8.23   0.58
Net assets, end of period (in millions)...........  $  126     134     162     169     132      83      63      51      9
Ratio of expenses to average daily net
  assets(%)+++....................................    0.90    0.91    0.89    0.91    0.93    0.92    0.87    0.80   0.80 **
Ratio of net investment income to average daily
  net assets(%)+++................................    5.38    5.80    5.61    5.62    6.00    6.44    6.58    6.45   5.91 **
Portfolio turnover rate (excluding short-term
  securities)(%)..................................      35      30      44      29      35      22      41      54     12

------------
  *  Period from 7/11/88 (commencement of operations) to 9/30/88.

 **  Adjusted to an annual basis.

  + Total return is based on the change in net asset value during the year, assumes reinvestment of all distributions and does not reflect a sales charge.

 ++ Amounts included in distributions from net investment income that are taxable for federal income tax purposes are $0.003, $0.001, $0.012, $0.011 and $0.020 per share for the years ended September 30, 1992, 1991, 1990 and 1989 and the period ended September 30, 1988, respectively.

+++ During the periods reflected above, the Adviser and the Distributor voluntarily waived fees and expenses. Had the maximum Rule 12b-1 fee of .30% been in effect and had the Fund paid all fees and expenses, the ratios of expenses and net investment income to average daily net assets would have been: 0.99%/5.29% in fiscal 1996, 0.99%/5.72% in fiscal 1995,
     0.99%/5.51% in  fiscal 1994,  1.00%/5.53% in  fiscal 1993,  1.01%/5.92%  in fiscal  1992,  1.05%/6.31%  in  fiscal 1991,  1.06%/6.39%  in  fiscal 1990,
     1.33%/5.92% in fiscal  1989 and  1.97%/4.74% in fiscal  1988. Beginning  in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have not been adjusted.

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives listed below cannot be changed without shareholder approval. The investment policies and techniques employed in pursuit of the Funds' objectives may be changed without shareholder approval, unless such policy or technique is designated as "fundamental," in which case shareholder approval is required.

    National Fund has an investment objective of maximum current income that is exempt from federal income taxes, consistent with prudent investment risk and preservation of capital. During periods of normal market conditions, National Fund will invest at least 80% of its net assets in Tax-Exempt Securities (as defined in the following section) the interest payable on which, in the opinion of bond counsel, is not includable in gross income for federal income tax purposes under existing laws and is not an item of tax preference for purposes of the federal alternative minimum tax. Such securities include, but are not limited to, securities issued by states, territories and possessions of the United States and the District of Columbia and their agencies, instrumentalities and political subdivisions.

    Minnesota Fund has an investment objective of maximum current income that is exempt from both federal and State of Minnesota income taxes, consistent with prudent investment risk and preservation of capital. During periods of normal market conditions, Minnesota Fund will invest at least 80% of its assets in Tax-Exempt Securities the interest payable on which, in the opinion of bond counsel, is not includable in federal gross income or in State of Minnesota taxable net income under existing laws (except for State of Minnesota franchise tax on corporations and financial institutions, which is measured by income) and is not an item of tax preference for purposes of the federal or State of Minnesota alternative minimum tax. Such securities include, but are not limited to, securities issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions, and certain securities issued by United States territorial possessions. Ninety-five percent or more of the exempt-interest dividends paid by Minnesota Fund will be derived from interest income on obligations of the State of Minnesota or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities.

    There are risks in any investment program, and there is no assurance that the investment objective of either Fund will be achieved. The net asset value of the shares issued by each Fund will fluctuate with changes in the market values of each Fund's investments. See "Investment Objectives and Policies -- Investment Risks," below.

    Both Funds intend to emphasize investments in Tax-Exempt Securities with long-term maturities. The Tax-Exempt Securities purchased by each Fund will be securities rated, at the time of purchase, within the following grades assigned by either Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa for long-term bonds; MIG-1 or MIG-2 for notes and other short-term obligations having fixed maturities; VMIG-1 or VMIG-2 for notes and other short-term obligations having a demand feature; and Prime-1 and Prime-2 for commercial paper) or Standard & Poor's Ratings Services ("Standard & Poor's") (AAA, AA, A or BBB for municipal bonds; SP-1 and SP-2 for state and municipal notes; and A-1 and A-2 for commercial paper) or will be unrated Tax-Exempt Securities which, at the time of purchase, are judged by the Adviser to be of comparable quality. Securities rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. If the rating of a bond held by one of the Funds drops below Baa or BBB, the Fund will conduct a credit analysis of the bond prior to determining whether to retain or dispose of it. In no event, however, will more than 5% of a Fund's net assets consist of securities that have been down-graded to a rating lower than BBB or Baa or, if unrated, that are no longer of a quality comparable to at least a BBB or Baa rating, as determined by the Adviser. The ratings of Moody's and

Standard & Poor's represent their opinions as to the quality of the Tax-Exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general, and not absolute, standards of quality. Consequently, Tax-Exempt Securities of the same maturity, interest rate and rating may have different yields, while Tax-Exempt Securities of the same maturity and interest rate with different ratings may have the same yield. For a discussion of the various ratings assigned by Moody's and Standard & Poor's see Appendix A to the Statement of Additional Information.

    Rated as well as unrated Tax-Exempt Securities will be analyzed by the Adviser on the basis of available information as to creditworthiness and with a view to various qualitative factors and trends affecting Tax-Exempt Securities generally. It should be noted, however, that the amount of information about the financial condition of an issuer of Tax-Exempt Securities may not be as extensive as that which is made available by many issuers whose securities are more actively traded.

    During normal market conditions, each Fund may invest up to 20% of its net assets in taxable obligations. Additionally, during periods of abnormal market conditions when a defensive investment posture is warranted, each Fund temporarily may invest up to 100% of its net assets in taxable obligations. Such taxable obligations, whether purchased for liquidity or temporary defensive purposes, may include the following: Tax-Exempt Securities rated within the grades set forth above (or unrated and of comparable quality) that generate interest that is an item of tax preference for purposes of the federal or State of Minnesota alternative minimum tax; taxable municipal obligations rated within the grades set forth above for Tax-Exempt Securities (or unrated and of comparable quality); obligations of the United States government, its agencies or instrumentalities (such as Treasury bills, notes and bonds); corporate bonds rated within the three highest grades by either Moody's or Standard & Poor's; commercial paper rated within the two highest grades by either of such rating services; certificates of deposit and bankers' acceptances of domestic banks and savings institutions having total assets at the time of investment in excess of $1 billion or certificates of deposit of other domestic banks or savings institutions which are fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation; and repurchase agreements with respect to any of the securities in which the Fund may invest. The Funds may also hold their assets in cash.

    National Fund does not intend to invest more than 25% of its total assets in securities of governmental units located in any one state, territory or possession of the United States. In addition, neither Fund will invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry, provided that bonds that have been refunded with escrowed U.S. Government securities will not be subject to this limitation. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries.

TAX-EXEMPT SECURITIES

    Tax-Exempt Securities, as the term is used in this prospectus, include Municipal Obligations, Derivative Municipal Obligations and Municipal Lease Obligations, as defined below.

    MUNICIPAL OBLIGATIONS. Municipal Obligations include debt obligations issued by states, cities, local authorities, and possessions and certain territories of the United States, to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. In addition, certain industrial development, private activity and pollution control bonds may be included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Municipal

Obligations include long-term obligations, often called municipal bonds, as well as short-term municipal notes and tax-exempt commercial paper. As noted above, however, the Funds intend to emphasize investments in Tax-Exempt Securities with long-term maturities.

    The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development, private activity and pollution control bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

    Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. Accordingly, the yield on such obligations can be expected to fluctuate with changes in prevailing interest rates.

    Other Municipal Obligations are zero coupon securities, which are debt obligations which do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

    DERIVATIVE MUNICIPAL OBLIGATIONS. Each Fund may also acquire Derivative Municipal Obligations, which are custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt a Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, it would be subject to state income tax (but not federal income tax) on the income it earned on the underlying security, and the yield on the security paid to the Fund and its shareholders would be reduced by the amount of taxes paid. Furthermore, amounts paid by the trust or custodial account to a Fund would lose their tax-exempt character and become taxable, for federal and state purposes, in the hands of the Fund and its shareholders. However, custodial receipts in which the Funds will invest will be accompanied by a tax opinion stating that interest payable on the receipts is tax exempt. If a Fund invests in custodial receipts, it is possible that a portion of the discount at which the Fund purchases the receipts might have to be accrued as taxable income during the period that the Fund holds the receipts. See "Tax Status -- Federal Taxation."

    The principal and interest payments on the Municipal Obligations underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying Municipal Obligations. The Funds currently do not invest in "interest only" or "principal only" custodial receipts. The Funds may invest in floating rate custodial receipts without limitation. Each Fund may also invest up to 20% of its total assets in custodial receipts which are "inverse floating obligations" (also sometimes referred to as "residual interest bonds"). These securities pay interest rates that vary inversely to changes in the interest rates of specified short-term Municipal Obligations or an index of short-term Municipal Obligations. The interest rates on inverse floating obligations will typically decline as short-term tax-exempt market interest rates increase and increase as short-term tax-exempt market rates decline. Such securities have the effect of providing a degree of investment leverage, since the interest rates on such securities will generally change at a rate which is a multiple (typically two) of the change in the interest rates of the specified short-term Municipal Obligations or index. As a result, the market values of inverse floating obligations will generally be more volatile than the market values of fixed-rate Municipal Obligations and investments in these types of obligations will increase the volatility of the net asset value of shares of the Funds.

    Types of Derivative Municipal Obligations other than those described above can be expected to be developed and marketed from time to time. Consistent with their investment limitations, the Funds expect to invest in those new types of Derivative Municipal Obligations that the Adviser believes may assist the Funds in achieving their investment objectives. Each Fund will notify its shareholders to the extent that it intends to invest more than 5% of its net assets in such obligations.

    MUNICIPAL LEASE OBLIGATIONS. Also included within the general category of Tax-Exempt Securities are lease obligations or installment purchase contract obligations and participations therein issued by tax-exempt issuers such as state and local governments and their agencies and instrumentalities to finance the acquisition of equipment and facilities (hereinafter collectively called "Municipal Lease Obligations"). Each Fund may invest up to 20% of the value of its net assets in Municipal Lease Obligations. Although Municipal Lease Obligations do not constitute general obligations of the issuer for which such issuer's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the issuer's covenant to budget for, appropriate and make the payments due under the obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. In determining Municipal Lease Obligations in which the Funds will invest, the Adviser will carefully evaluate the outstanding credit rating of the issuer (and the probable secondary market acceptance of such credit rating). Additionally, the Adviser may require that certain municipal lease obligations be issued or backed by a letter of credit or put arrangement with an independent financial institution.

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN MINNESOTA TAX-EXEMPT SECURITIES

    As described herein, except during temporary defensive periods, Minnesota Fund will invest in Minnesota Tax-Exempt Securities. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Minnesota Tax-Exempt Securities. The following information provides only a brief summary of the complex factors affecting the financial situation in Minnesota. This information is derived from sources that are generally available to investors and is based in part on information obtained from various State and local agencies in Minnesota. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default. For further information, see "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

    Minnesota's constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, the State's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the State's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may prefer legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session the Governor is empowered to convene a special session.

    Frequently in recent years, legislation has been required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments. The Minnesota Department of Finance November 1996 Forecast projects that, under current laws, the State will complete its current biennium June 30, 1997 with a $522 million surplus, plus a $350 million cash flow account balance, a $261 million budget reserve, and $186 million in other dedicated accounts. Total General Fund expenditures and transfers for the biennium are projected to be $18.8 billion. The Forecast for the biennium ending June 30, 1999 show a General Fund surplus of $1.4 billion, after funding a $350 million cash flow account, a $261 million budget reserve, and $186 million in other dedicated accounts, if current law is not changed. Under current law spending caps, State expenditures for education finance (K-12), human services, and corrections in the biennium ending June 30, 1999 may not be sufficient to maintain program levels of the previous biennium. The State is party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in state budget forecasts and planning estimates may create additional budgetary pressures.

    State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota. Even with respect to bonds that are revenue obligations of the issuer and not general obligations of the State, there can be no assurance that the fiscal problems referred to above will not adversely affect the market value or marketability of the bonds or the ability of the respective obligors to pay interest on and principal of the bonds.

    Both possible future changes in federal and State income tax laws, including rate reductions, and recent Minnesota tax legislation could adversely affect the value and marketability of Minnesota municipal bonds that are held by the Fund. See "Tax Status -- Minnesota Taxation" below.

INVESTMENT RISKS

    As mutual funds investing in debt securities, each Fund is subject to interest rate risk, which is the potential for a decline in the prices of fixed-income securities in which the Funds invest due to rising interest rates. When interest rates rise, the prices of long-term fixed-income securities generally fall. Conversely, when interest rates fall, the prices of such securities generally rise. The magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer. Each Fund is also subject to credit risk. Credit risk, also known as default risk, is the possibility that an issuer of a security will fail to make timely payments of interest or principal. Changes by recognized rating services in the credit ratings of Tax-Exempt Securities, as well as changes in the perception of the ability of an issuer to make payments of interest and principal, will also affect the value of the Funds' investments. Changes in the value of a Fund's portfolio securities will not affect interest income derived from those securities but will affect the Fund's net asset value.

    The Funds are also subject to call risk. Certain Tax-Exempt Securities which may be held by the Funds permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem Tax-Exempt Securities held by a Fund during a time of declining interest rates, the Fund might not be able to reinvest the proceeds in Tax-Exempt Securities providing as high a level of investment return as the securities redeemed.

    Investments in inverse floating obligations also subject the Funds to risk. Interest rates on these securities typically decline as short-term market interest rates increase and increase as short-term market rates decline. As discussed above, such securities have the effect of providing a degree of investment leverage and, as a result, the market values of such securities will generally be more volatile than the market values of fixed-rate Tax-Exempt Securities. See "Investment Objectives and Policies -- Tax-Exempt Securities -- Derivative Municipal Obligations."

    Each Fund may invest in unrated Tax-Exempt Securities determined by the Adviser, at the time of investment, to be of comparable quality to the rated securities in which the Fund invests. The Funds will be more dependent upon the Adviser's investment analysis of such non-rated Tax-Exempt Securities than in the case of rated securities.

    The Adviser believes that, in general, the secondary market for Tax-Exempt Securities is less liquid than that for taxable fixed-income securities. Consequently, the ability of a Fund to buy and sell Tax-Exempt Securities may, at any particular time and with respect to any particular securities, be limited. The amount of information about the financial condition of an issuer of Tax-Exempt Securities may not be as extensive as information about corporations whose securities are publicly traded. Obligations of issuers of Tax-Exempt Securities may be subject to provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code and applicable state laws, which could limit the ability of a Fund to recover payments of principal or interest on such obligations.

    Minnesota Fund is a "nondiversified" fund under the 1940 Act. This means that it may invest its assets in the securities of a limited number of issuers. Under the Internal Revenue Code, however, the Fund generally may not invest more than 25% of its assets in securities of any one issuer, other than U.S. Government securities. Also with respect to 50% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities). Because of the relatively small number of issuers of Minnesota Tax-Exempt Securities, Minnesota Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer or of a limited number of issuers than a diversified investment company that invests in a broader range of securities. This practice involves an increased risk of loss to the Fund if the issuers are unable to make interest or principal payments or if the market values of such securities decline.

    The investment techniques used by each Fund also pose certain risks. See "Special Investment Methods."

    Because of the risks associated with fixed-income investments, the Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term interest rate movements. No assurance can be given that the Funds will achieve their objectives or that shareholders will be protected from the risk of loss that is inherent in fixed-income investing.

                           SPECIAL INVESTMENT METHODS

    The following discussion describes some of the investment management practices that the Funds may employ from time to time to facilitate portfolio management. Certain of these practices could be considered "derivative transactions." The term "derivatives" has been used to identify a variety of financial instruments; there is no discrete class of instruments that is covered by the term. A "derivative" is commonly defined as a financial instrument whose value is based upon, or derived from, an underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset. Options on securities, futures contracts, options on futures contracts and when-issued securities transactions are derivative contracts. These derivative contracts involve varying degrees and types of risk as set forth below.

REPURCHASE AGREEMENTS

    Each Fund may enter into repurchase agreements with respect to securities issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. A repurchase agreement involves the purchase by a Fund of securities with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price a Fund would suffer a loss. Repurchase agreements maturing in more than seven days are considered illiquid and subject to each Fund's restriction on investing in illiquid securities. See "-- Illiquid Securities" below. Additionally, interest earned by a Fund from repurchase agreements will not be treated for federal or State of Minnesota income tax purposes as tax-exempt interest. For additional information concerning repurchase agreements, see "Investment Policies and Restrictions" in the Statement of Additional Information.

REVERSE REPURCHASE AGREEMENTS

    The Funds  may engage  in  "reverse repurchase  agreements" with  banks  and securities dealers. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time a Fund enters into a reverse repurchase agreement, cash or liquid securities having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be maintained throughout the period of the obligation. Reverse repurchase agreements may be used as a means of borrowing for investment purposes. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may not be deductible for tax purposes and which could possibly exceed interest income earned by the Fund on the investment of such borrowed money. No more than 25% of the total assets of either Fund will at any time be subject to reverse repurchase agreements.

BORROWING

    Each Fund may borrow money from banks for temporary or emergency purposes in an amount up to 10% of the value of its total assets. Interest paid by a Fund on borrowed funds would decrease the net earnings of that Fund. Neither Fund will purchase portfolio securities while outstanding borrowings (other than reverse repurchase agreements) exceed 5% of the value of the Fund's total assets. Each Fund may mortgage, pledge or hypothecate its assets in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed without the approval of a majority of a Fund's shares.

WHEN-ISSUED SECURITIES

    Each Fund may purchase and sell Tax-Exempt Securities on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 30-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Pending delivery of the securities,  each  Fund  maintains  in  a  segregated  account  cash  or  liquid securities in an amount sufficient to meet its purchase commitments. The commitment to purchase securities on a when-issued or delayed delivery basis involves an element of risk because the value of the securities is subject to market fluctuation. No interest accrues to the purchaser prior to the settlement of the transaction and at the time of delivery the market value of the securities may be less than cost. Purchasing securities on a when-issued or delayed delivery basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of a Fund's net asset value to the extent that the Fund purchases securities on a when-issued or delayed delivery basis while remaining substantially fully invested. Although the Funds will only make commitments to purchase such obligations with the intention of actually acquiring the securities, the Funds may each sell these securities before the settlement date. If a Fund sells a when-issued or delayed delivery security before the settlement date, any gain or loss would not be exempt from federal or Minnesota income tax. For purposes of the Funds' investment policies, the purchase of securities with a settlement date occurring on the Public Securities Association approved settlement date is considered a normal delivery and not a when-issued or delayed delivery purchase. For additional information concerning when-issued and delayed delivery transactions, see "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

PUTS

    Each Fund may purchase Tax-Exempt Securities which provide for the right to resell them to the issuer, a bank or a broker-dealer at a specified price within a specified period of time prior to the maturity date of such obligations. Such a right to resell, which is commonly known as a "put," may be sold, transferred or assigned only with the underlying security or securities. Each Fund may pay a higher price for a Tax-Exempt Security with a put than would be paid for the same security without a put. The primary purpose of purchasing Tax-Exempt
Securities with puts is to permit each Fund to be as fully invested as practicable in Tax-Exempt Securities while at the same time providing the Fund with appropriate liquidity. For additional information concerning puts, see "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    The Funds may purchase and sell municipal bond index futures contracts and interest rate futures contracts. The futures contracts in which the Funds may invest have been developed by and are traded on national commodity exchanges. Municipal bond index futures contracts are based upon The Bond Buyer Municipal Bond Index, an index comprised of tax-exempt bonds rated A- or higher by Standard & Poor's or A or higher by Moody's, with remaining maturities of 19 years or more. A buyer entering into a municipal bond index futures contract will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the index on the last day of the contract and the value of the index established by the contract. An interest rate futures contract is an agreement to purchase or sell an agreed upon amount of debt securities at a set price for delivery on a future date.

    The purpose of the acquisition or sale of a futures contract by a Fund is to hedge against fluctuations in the value of its portfolio without actually buying or selling securities. For example, if interest rates are expected to increase, a Fund might sell futures contracts. If interest rates did increase, the value of the securities in the Fund's portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. If, on the other hand, the Fund held cash reserves and short-term investments pending anticipated investment in long-term obligations and interest rates were expected to decline, the Fund might purchase interest rate or municipal bond index futures contracts. Since the behavior of such contracts would generally be similar to that of long-term securities, the Fund could take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market had stabilized. At that time, the Fund could accept delivery under the futures contracts or the futures contracts could be liquidated and the Fund's reserves could then be used to buy long-term securities in the cash market. The Funds will engage in such transactions only for hedging purposes, on either an asset-based or a liability-based basis, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission. See Appendix B to the Statement of Additional Information.

    The Funds may also purchase and sell put and call options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. The Funds may use such options on futures contracts in connection with their hedging strategies in lieu of purchasing and selling the underlying futures contracts.

    There are risks in using futures contracts and options on futures contracts as hedging devices. The primary risks associated with the use of futures contracts and options thereon are (a) the prices of futures contracts and options may not correlate perfectly with the market value of the securities subject to the hedge and (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. With respect to municipal bond index futures contracts, the degree of correlation will depend, among other things, upon the differences between the municipal securities being hedged and the municipal securities underlying the municipal bond index futures contract. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

    Additional information with respect to futures contracts and options on futures contracts is set forth in Appendix B to the Statement of Additional Information.

OTHER HEDGING INSTRUMENTS

    The Funds expect that new types of futures contracts, options thereon, and put and call options on municipal securities and indexes may be developed in the future that will further enable the Funds to hedge against changes in the value of their portfolio securities. As new types of hedging futures and options instruments are developed and offered to investors, the Adviser will, consistent with each Fund's investment objective, policies and quality standards, be permitted to invest in such new types of instruments, provided that any decision to so invest will be followed by supplementation of this Prospectus.

ILLIQUID SECURITIES

    As a nonfundamental investment restriction which may be changed at any time without shareholder approval, each Fund may invest up to 15%, of its net assets in illiquid securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms.

    The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when the Adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid or restricted securities, at a time which is not advantageous.

    "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the SEC adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. Neither Fund is subject to any limitation on its ability to invest in securities simply because such securities are restricted. The Funds may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors of the Company or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. See "Investment Objectives, Policies and Restrictions -- Illiquid Securities" in the Statement of Additional Information. Similar determinations may be made with respect to commercial paper issued in reliance upon the so-called "private placement" exemption from registration under Section 4(2) of the 1933 Act and with respect to municipal lease obligations.

PORTFOLIO TURNOVER

    While it is not the policy of either Fund to trade actively for short-term profits, each Fund will dispose of securities without regard to the time they have been held when such action appears advisable to the Adviser. In the case of each Fund, frequent changes may result in higher transaction and other costs for the Fund. The method of calculating portfolio turnover rate is set forth in the Statement of Additional Information under "Investment Objectives, Policies and Restrictions -- Portfolio Turnover." Portfolio turnover rates for the Funds are set forth in "Financial Highlights."

INVESTMENT RESTRICTIONS

    Each Fund has adopted certain fundamental and nonfundamental investment restrictions in addition to those set forth above. Included among these restrictions is the nonfundamental investment restriction, which may be changed at any time without shareholder approval, that neither Fund will invest more than 5% of its total assets in foreign securities. A list of each Fund's fundamental and nonfundamental investment restrictions is set forth in the Statement of Additional Information.

    Except for each Fund's policy regarding borrowing, if a percentage restriction set forth under "Investment Objectives and Policies" or under "Special Investment Methods" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.

                                   MANAGEMENT

BOARD OF DIRECTORS

    The Company's Board of Directors has the primary responsibility for overseeing the overall management of the Company and electing its officers.

INVESTMENT ADVISER

    Piper Capital Management Incorporated has been retained under an Investment Advisory and Management Agreement with the Company to act as the Funds' investment adviser subject to the authority of the Board of Directors.

    In addition to acting as the investment adviser for the other series of the Company, the Adviser furnishes investment advice to a number of other open-end and closed-end investment companies and to various other concerns including pension and profit sharing funds, corporate funds and individuals. As of January 31, 1997, the Adviser rendered investment advice regarding approximately $9 billion of assets. The Adviser is a wholly owned subsidiary of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry. The address of the Adviser is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402.

    The Adviser furnishes each Fund with investment advice and supervises the management and investment programs of the Funds. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Funds. The Adviser also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Funds. In addition, the Adviser pays the salaries and fees of all officers and directors of the Company who are affiliated with the Adviser.

    Under the Investment Advisory and Management Agreement, the Funds pay the Adviser monthly advisory fees. The fee for each Fund is paid at an annual rate of .50% on average daily net assets up to $250 million, .45% on average daily net assets over $250 million and up to $500 million and .40% on average daily net assets over $500 million.

PORTFOLIO MANAGEMENT

    Ronald R. Reuss and Douglas J. White have shared primary responsibility for the day-to-day management of the Funds since they commenced operations in 1988. Mr. Reuss has been a Senior Vice President of the Adviser since 1989. He is the Adviser's chief economist and also manages other open-end and closed-end mutual funds and private accounts. Mr. Reuss earned an MA from Cleveland State University and has 28 years of investment experience.

    Mr. White has been a Senior Vice President of the Adviser since 1991, prior to which he had been a Vice President since 1989. Mr. White manages other open-end and closed-end mutual funds and private accounts. He is a Chartered Financial Analyst, earned an MBA from the University of Minnesota and has 14 years of investment experience.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

    Investors Fiduciary Trust Company ("IFTC"), 127 West Tenth Street, Kansas City, Missouri 64105, (800) 874-6205, serves as Custodian for the Funds' portfolio securities and cash and as Transfer Agent and Dividend Disbursing Agent for the Funds.

    The Company has entered into Shareholder Account Servicing Agreements with the Distributor and Piper Trust Company, an affiliate of the Distributor and the Adviser. Under these agreements the Distributor and Piper Trust Company provide transfer agent and dividend disbursing agent services for certain shareholder accounts. For more information, see "Investment Advisory and Other Services -- Transfer Agent and Dividend Disbursing Agent" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    The Adviser selects brokers or futures commission merchants to use for the Funds' portfolio transactions. In making its selection, the Adviser may consider a number of factors, which are more fully discussed in the Statement of Additional Information, including, but not limited to, research services, favorableness of net price, the reasonableness of commissions, and quality of services and execution. A broker's sales of shares of any series of the Company may also be considered a factor if the Adviser is satisfied that a Fund would receive from that broker the most favorable price and execution then available for a transaction. Transactions in Tax-Exempt Securities will generally be with the issuer or with dealers acting on a principal basis. However, portfolio transactions for the Funds which are executed on an agency basis may be effected through the Distributor. For more information, see "Portfolio Transactions and Allocation of Brokerage" in the Statement of Additional Information.

                          DISTRIBUTION OF FUND SHARES

    Piper Jaffray acts as the principal distributor of the Funds' shares. The Company has adopted a Distribution Plan (the "Plan") as required by Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is paid a total fee in connection with the servicing of each Fund's shareholder accounts and in connection with distribution related services provided with respect to each Fund. This fee is calculated daily and paid quarterly at an annual rate equal to
 .30% of the average daily net assets of each Fund.

    A portion of the total fee equal to 0.05% of each Fund's average daily net assets is categorized as a distribution fee intended to compensate the Distributor for its expenses incurred in connection with the sale of Fund shares. The remaining portion of the fee, equal to .25% of each Fund's average daily net assets, is categorized as a servicing fee intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts. The Distributor has voluntarily agreed to limit the total fee payable under the Plan to .24% of each Fund's average daily net assets. This limitation may be revised or terminated at any time after fiscal 1997 year end. Payments made under the Plan are not tied exclusively to expenses actually incurred by the Distributor and may exceed such expenses. The Adviser and the Distributor, out of their own assets, may pay for certain expenses incurred in connection with the distribution of shares of the Funds. In particular, the Adviser may make payments out of its own assets to Piper Jaffray Investment Executives and other broker dealers in connection with their sales of shares of the Funds. See "How to Purchase Shares -- Purchase Price." Further information regarding the Plan is contained in the Statement of Additional Information.

    The Distributor uses a portion of its servicing fee to make payments to Investment Executives of the Distributor and broker-dealers which have entered into sales agreements with the Distributor. If shares of a Fund are sold by a representative of a broker-dealer other than the Distributor, the broker-dealer is paid .20% of the average daily net assets of the Fund attributable to shares sold by the broker-dealer's representative. If shares of a Fund are sold by an Investment Executive of the Distributor, compensation is paid to the Investment Executive in the manner set forth in a written agreement, in an amount not to exceed .20% of the average daily net assets of the Fund attributable to shares sold by the Investment Executive.

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                         SHAREHOLDER GUIDE TO INVESTING

                             HOW TO PURCHASE SHARES

GENERAL

    The Funds' shares may be purchased at the public offering price from the Distributor and from other broker-dealers who have sales agreements with the Distributor. The address of the Distributor is that of the Funds. The Distributor reserves the right to reject any purchase order. You should be aware that, because the Funds do not issue stock certificates, Fund shares must be kept in an account with the Distributor or with IFTC. All investments must be arranged through your Piper Jaffray Investment Executive or other broker-dealer.

PURCHASE PRICE

    You may purchase shares of the Funds at the net asset value per share next calculated after receipt of your order by your Piper Jaffray Investment Executive or other broker-dealer, plus a front-end sales charge as follows:

                                                          SALES CHARGE         SALES CHARGE
                                                       AS A PERCENTAGE OF   AS A PERCENTAGE OF
AMOUNT OF TRANSACTION AT OFFERING PRICE                  OFFERING PRICE       NET ASSET VALUE
-----------------------------------------------------  -------------------  -------------------
Less than $100,000...................................           2.00%                2.04%
$100,000 but less than $250,000......................           1.25%                1.27%
$250,000 but less than $500,000......................           0.50%                0.50%
$500,000 and over....................................           0.00%                0.00%

    During the Special Offering Period, which extends through June 30, 1997, you may purchase shares of the Funds without an initial sales charge. For any purchase that would be subject to a sales charge outside of the Special Offering Period, the Funds will impose a contingent deferred sales charge of 2% on redemptions during the first 12 months after purchase, and 1% on redemptions during the second 12 months. See "How to Redeem Shares -- Contingent Deferred Sales Charge."

    The Distributor and other broker-dealers who sell Fund shares receive compensation from different sources. A portion of this compensation is typically passed along to your Piper Jaffray Investment Executive or other sales representative.

    The Distributor receives the sales charge (as set forth in the table above) that you pay upon purchasing shares of the Funds, and reallows a portion of this to other broker-dealers who sell Fund shares. If the Fund share purchase is not subject to an initial sales charge, the Distributor may receive a fee (equal to a percentage of the purchase price) from the Adviser in connection with the purchase. The Distributor also receives any contingent deferred sales charges that may be imposed on redemptions of certain Fund shares that were not subject to an initial sales charge.

    The Distributor also receives the Rule 12b-1 fees that are paid out of each Fund's assets and pays a portion of these fees to broker-dealers who sell Fund shares. See "Distribution of Fund Shares" above. In addition, the Distributor or the Adviser, at their own expense, provide promotional incentives to Investment Executives of the Distributor and to broker-dealers who have sales agreements with the Distributor in connection with sales of shares of the Funds, other series of the Company and other mutual funds for which the Adviser acts as investment adviser. In some instances, these incentives may be made available only to certain Investment Executives or broker-dealers who have sold or may sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging at luxury resorts, incurred in connection with sales seminars.

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                         SHAREHOLDER GUIDE TO INVESTING

PURCHASES OF $500,000 OR MORE

    If you make a purchase of $500,000 or more (including purchases made under a Letter of Intent), a 0.50% contingent deferred sales charge will be assessed in the event you redeem shares within 12 months following the purchase. For more information, please refer to the Contingent Deferred Sales Charge section of "How To Redeem Shares."

MINIMUM INVESTMENTS

    A minimum initial investment of $250 is required. There is no minimum for subsequent investments. The Distributor, in its discretion, may waive the minimum.

                           REDUCING YOUR SALES CHARGE

    You may qualify for a reduced sales charge through one or more of several plans. You must notify your Piper Jaffray Investment Executive or broker-dealer at the time of purchase to take advantage of these plans.

AGGREGATION

    Front-end or initial sales charges may be reduced or eliminated by aggregating your purchase with purchases of certain related personal accounts. In addition, purchases made by members of certain organized groups will be aggregated for purposes of determining sales charges. Sales charges are calculated by adding the dollar amount of your current purchase to the higher of the cost or current value of shares of any Piper fund sold with a sales charge that are currently held by you and your related accounts or by other members of your group.

    QUALIFIED  GROUPS.    You  may group  purchases  in  the  following personal
accounts together:

    -Your individual account.

    -Your spouse's account.

    -Your children's accounts.

    -Your employee benefit plan accounts if they are exclusively for your benefit. This includes accounts such as IRAs, individual 403(b) plans or single-participant Keogh-type plans but does not include plans that cover more than one participant.

    -A trust or trusts created for the primary benefit of you, your spouse or your children.

    Additionally, purchases made by members of any organized group meeting the requirements listed below may be aggregated for purposes of determining sales charges:

    -The group has been in existence for more than six months.

    -It is not organized for the purpose of buying redeemable securities of a registered investment company.

    -Purchases must be made through a central administration, or through a single dealer, or by other means that result in economy of sales effort or expense.

    An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

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                         SHAREHOLDER GUIDE TO INVESTING

RIGHT OF ACCUMULATION

    Sales charges for purchases of Fund shares into Piper Jaffray accounts will be automatically calculated taking into account the dollar amount of any new purchases along with the higher of current value or cost of shares previously purchased in any other mutual fund managed by the Adviser that was sold with a sales charge. For other broker-dealer accounts, you should notify your Investment Executive at the time of purchase of additional Piper fund shares you may own.

LETTER OF INTENT

    Your sales charge may be reduced by signing a non-binding Letter of Intent. This Letter of Intent will state your intention to invest $100,000 or more in any of the mutual funds managed by the Adviser that are sold with a sales charge over a 13-month period, beginning not earlier than 90 days prior to the date you sign the Letter. You will pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period. Part of your shares will be held in escrow to cover additional sales charges that may be due if you do not invest the planned amount. Please see "Purchase of Shares" in the Statement of Additional Information for more details. You can contact your Piper Jaffray Investment Executive or other broker-dealer for an application.

                             SPECIAL PURCHASE PLANS

    For more information on any of the following special purchase plans, contact your Piper Jaffray Investment Executive or other broker-dealer.

PURCHASES BY PIPER JAFFRAY COMPANIES INC., ITS SUBSIDIARIES AND ASSOCIATED
PERSONS

    Piper Jaffray Companies Inc. and its subsidiaries may buy shares of the Funds without incurring a sales charge. The following persons associated with such entities also may buy Fund shares without paying a sales charge:

    -Officers, directors and their spouses.

    -Employees, retirees and their spouses.

    -Investment Executives and their spouses.

    -Children, grandchildren, parents or siblings of any of the above, or spouses of any of these persons.

    -Any trust, pension, profit-sharing or other benefit plan for any of the above.

All persons in the first four groups set forth above may continue to add to their accounts after their company relationships have ended.

PURCHASES BY BROKER-DEALERS

    Employees of broker-dealers who have entered into sales agreements with the Distributor, and spouses and children under the age of 21 of such employees, may buy shares of the Funds without incurring a sales charge.

PURCHASES BY OTHER INDIVIDUALS WITHOUT A SALES CHARGE

    The following other individuals and entities may buy Fund shares without paying a sales charge:

    -Clients of the Adviser buying shares of the Funds in their advisory accounts.

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                         SHAREHOLDER GUIDE TO INVESTING

    -Trust companies, including Piper Trust Company, and bank trust departments using funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

    -Investors purchasing shares through a Piper Jaffray Investment Executive if the purchase of such shares is funded by the proceeds from the sale of shares of any non-money market open-end mutual fund not managed by the Adviser. This privilege is available for 30 days after the sale.

    -Former shareholders of American Government Term Trust Inc. may invest the distributions received by them in connection with the dissolution of such fund in shares of the Funds without payment of a sales charge.

    -Investors purchasing shares through a wrap fee account established by the Distributor or by another broker-dealer who has entered into a selected dealer agreement with the Distributor.

                              HOW TO REDEEM SHARES

NORMAL REDEMPTION

    You may redeem all or a portion of your shares on any day that a Fund values its shares. (Please refer to "Valuation of Shares" below for more information.) Your shares will be redeemed at the net asset value next calculated after the receipt of your instructions in good form by your Piper Jaffray Investment Executive or other broker-dealer as explained below.

    PIPER JAFFRAY INC. ACCOUNTS. To redeem your shares, please contact your Piper Jaffray Investment Executive with an oral redemption request.

    OTHER BROKER-DEALER ACCOUNTS. To redeem your shares, you may either contact your broker-dealer with an oral request or send a written request directly to the Funds' transfer agent, IFTC. This request should contain: the dollar amount or number of shares to be redeemed, your Fund account number and either a social security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. A signature guarantee is required for redemptions over $25,000. Please contact IFTC or refer to "Redemption of Shares" in the Statement of Additional Information for more details.

CONTINGENT DEFERRED SALES CHARGE

    If you invest $500,000 or more and, as a result, pay no front-end sales charge, you may incur a contingent deferred sales charge if you redeem within 12 months. For all redemptions made during the 12-month period this charge will be equal to .50% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. If you purchased shares during the Special Offering Period and your purchase would otherwise have been subject to a front-end sales charge, you will incur a contingent deferred sales charge if you redeem within 24 months. The contingent deferred sales charge will be equal to 2% of the lesser of the net asset value at the time of purchase or at the time of redemption for redemptions made during the first 12 months after purchase and 1% during the second 12 months. In both cases, the contingent deferred sales charge does not apply to amounts representing an increase in the value of Fund shares due to capital appreciation or to shares acquired through reinvestment of dividend or capital gain distributions. In determining whether a contingent deferred sales charge is payable, shares that are not subject to any deferred sales charge will be redeemed first, and other shares will then be redeemed in the order purchased.

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                         SHAREHOLDER GUIDE TO INVESTING

    LETTER OF INTENT. In the case of a Letter of Intent, the 12-month period begins on the date the Letter of Intent is completed.

    SPECIAL PURCHASE PLANS. If you purchased your shares through one of the plans described above under "Special Purchase Plans," the contingent deferred sales charge will be waived. In addition, the contingent deferred sales charge will be waived in the event of:

    -The death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder. (This waiver will be applied to shares held at the time of death or the initial determination of disability of either an individual shareholder or one who owns the shares as a joint tenant with the right of survivorship or as a tenant in common.)

    -Involuntary redemptions effected pursuant to the right to liquidate shareholder accounts having an aggregate net asset value of less than $200.

    EXCHANGES. In the case of investments of $500,000 or more, if you exchange your shares, no contingent deferred sales charge will be imposed. However, the charge will apply if you subsequently redeem the new shares within 12 months of the original purchase. If you exchange shares purchased from February 18, 1997 through the balance of the Special Offering Period, you must pay the sales charge for the fund into which you are exchanging. However, except in the case of an exchange into a money market fund, any contingent deferred sales charge on your Fund shares will be waived.

    REINSTATEMENT PRIVILEGE. If you elect to use the Reinstatement Privilege (please see "Shareholder Services" below), any contingent deferred sales charge you paid will be credited to your account (proportional to the amount reinvested). Please see "Redemption of Shares" in the Statement of Additional Information for more details.

PAYMENT OF REDEMPTION PROCEEDS

    After your shares have been redeemed, proceeds will normally be sent to you or your broker-dealer within three business days. In no event will payment be made more than seven days after receipt of your order in good form. However, payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank which is not a member of the Federal Reserve System, until such checks have cleared the banking system (normally up to 15 days from the purchase date).

INVOLUNTARY REDEMPTION

    Each Fund reserves the right to redeem your account at any time the net asset value of the account falls below $200 as the result of a redemption or exchange request. You will be notified in writing prior to any such redemption and will be allowed 30 days to make additional investments before the redemption is processed.

                              SHAREHOLDER SERVICES

AUTOMATIC MONTHLY INVESTMENT PROGRAM

    You may arrange to make additional automated purchases of shares of the Funds or certain other mutual funds managed by the Adviser. You can automatically transfer $100 or more per month from your bank, savings and loan or other financial institution to purchase additional shares. In addition, if you hold your

                                       23
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                         SHAREHOLDER GUIDE TO INVESTING
shares in a Piper Jaffray account you may arrange to make such additional purchases by having $25 or more automatically transferred each month from any of the money market fund series of the Company. You should contact your Piper Jaffray Investment Executive or IFTC to obtain authorization forms or for additional information.

REINSTATEMENT PRIVILEGE

    If you have redeemed shares of a Fund, you may be eligible to reinvest in shares of any fund managed by the Adviser without payment of an additional sales charge. The reinvestment request must be made within 30 days of the redemption. This privilege is subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired.

EXCHANGE PRIVILEGE

    If your investment goals change, you may prefer a fund with a different objective. If you are considering an exchange into another mutual fund managed by the Adviser, you should carefully read the appropriate prospectus for additional information about that fund. A prospectus may be obtained through your Piper Jaffray Investment Executive, your broker-dealer or the Distributor. To exchange your shares, please contact your Piper Jaffray Investment Executive, your broker-dealer or IFTC.

    You may exchange your shares for shares of any other mutual fund managed by the Adviser. For funds offering multiple classes of shares, such exchanges may be made only into the Class A shares. All exchanges are subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired. Exchanges are made on the basis of the net asset values of the funds involved, except that investors exchanging into a fund which has a higher sales charge must pay the difference.

    The Company reserves the right to change or discontinue the exchange privilege, or any aspect of the privilege, upon 60 days' written notice.

TELEPHONE TRANSACTION PRIVILEGES

    PIPER JAFFRAY INC. ACCOUNTS. If you hold your shares in a Piper Jaffray account, you may telephone your Investment Executive to execute any transaction or to apply for many shareholder services. In some cases, you may be required to complete a written application.

    OTHER BROKER-DEALER ACCOUNTS. If you hold your shares in an account with your broker-dealer or at IFTC, you may authorize telephone privileges by completing the Account Application and Services Form. Please contact your broker-dealer or IFTC (800-874-6205) for an application or for more details. The Funds will employ reasonable procedures to confirm that a telephonic request is genuine, including requiring that payment be made only to the address of record or the bank account designated on the Account Application and Services Form and requiring certain means of telephonic identification. A Fund employing such procedures will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. If a Fund does not employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone transactions. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests. If you cannot reach the Funds by telephone, you should contact your broker-dealer or issue written instructions to IFTC at the address set forth herein. See "Management -- Transfer Agent, Dividend Disbursing Agent and Custodian." The Funds reserve the right to suspend or terminate their telephone services at any time without notice.

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                         SHAREHOLDER GUIDE TO INVESTING

DIRECTED DIVIDENDS

    You may direct income dividends and capital gains distributions to be invested in any other mutual fund managed by the Adviser (other than a money market fund) that is offered in your state. For funds offering multiple classes of shares, dividends and distributions may be directed only into the Class A shares. This investment will be made at net asset value. It will not be subject to a minimum investment amount except that you must hold shares in such fund (including the shares being acquired with the dividend or distribution) with a value at least equal to such fund's minimum initial investment amount.

SYSTEMATIC WITHDRAWAL PLAN

    If your account has a value of $5,000 or more, you may establish a Systematic Withdrawal Plan for either Fund. This plan will allow you to receive regular periodic payments by redeeming as many shares from your account as necessary. As with other redemptions, a redemption to make a withdrawal is a sale for federal income tax purposes. Payments made under a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of the payments may be a return of capital.

    A request to establish a Systematic Withdrawal Plan must be submitted in writing to your Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. You will be required to have any income dividends and any capital gains distributions reinvested. You may choose to have withdrawals made monthly, quarterly or semiannually. Please contact your Piper Jaffray Investment Executive, other broker-dealer or IFTC for more information.

    You should be aware that additional investments in an account that has an active Systematic Withdrawal Plan may be inadvisable due to sales charges and tax liabilities. Please refer to "Redemption of Shares" in the Statement of Additional Information for additional details.

ACCOUNT PROTECTION

    If your Fund shares are held in a Piper Jaffray account, they are protected in the unlikely event of Piper Jaffray's financial failure. Piper Jaffray is a member of the Securities Investor Protection Corporation ("SIPC"), whose primary purpose is to protect the customers of its members against losses of up to $500,000 ($100,000 on claims for cash) in the event of a member's liquidation.

    In addition to the $500,000 SIPC protection, Piper Jaffray clients have additional protection provided by Aetna Casualty and Surety Company. Your investments in the Funds held in a Piper Jaffray PRIME or PAT Plus account are protected up to $49.5 million beyond the coverage provided by SIPC for total account protection of $50 million. Investments held in all other Piper Jaffray accounts are protected up to $24.5 million beyond the coverage provided by SIPC for total account protection of $25 million. This protection does NOT cover any declines in the net asset value of Fund shares.

CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION

    Each time there is a transaction involving your Fund shares, such as a purchase, redemption or dividend reinvestment, you will receive a confirmation statement describing that activity. This information will be provided to you from either Piper Jaffray, your broker-dealer or IFTC. In addition, you will receive various IRS forms after the first of each year detailing important tax information and each Fund is required to supply annual and semiannual reports that list securities held by the Fund and include the current financial statements of the Fund.

--------------------------------------------------------------------------------
                         SHAREHOLDER GUIDE TO INVESTING

   HOUSEHOLDING. If you have multiple accounts with Piper Jaffray, you may receive some of the above information in combined mailings. This will not only help to reduce Fund expenses, it will help the environment by saving paper. Please contact your Piper Jaffray Investment Executive for more information.

                          DIVIDENDS AND DISTRIBUTIONS

    The net investment income of each Fund will be declared as dividends daily and paid monthly. Net realized capital gains, if any, will be distributed at least once annually. Each daily dividend is payable to Fund shareholders of record at the time of its declaration. "Shareholders of record" includes holders of shares purchased for which payment has been received by the Distributor or IFTC, as appropriate, and excludes holders of shares redeemed on that day. Shares redeemed will earn dividends through the day prior to settlement of the redemption.

    The Funds will not attempt to stabilize distributions and intend to distribute to their shareholders substantially all of the net investment income earned during any period. Thus, each Fund's dividends can be expected to vary from month to month.

    DISTRIBUTIONS OPTIONS. All net investment income dividends and net realized capital gains distributions for a Fund generally will be payable in additional shares of that Fund at net asset value ("Reinvestment Option"). If you wish to receive your distributions in cash, you must notify your Piper Jaffray Investment Executive or other broker-dealer. You may elect either to receive income dividends in cash and capital gains distributions in additional shares of the Fund at net asset value ("Split Option"), or to receive both income dividends and capital gains distributions in cash ("Cash Option"). You may also direct income dividends and capital gains distributions to be invested in another mutual fund managed by the Adviser. See "Shareholder Services -- Directed Dividends," above. The taxable status of income dividends and/or net capital gains distribution is not affected by whether they are reinvested or paid in cash.

                              VALUATION OF SHARES

    The Funds compute their net asset value on each day the New York Stock Exchange (the "Exchange") is open for business. The calculation is made as of the regular close of the Exchange (currently 4:00 p.m., New York time) after the Funds have declared any applicable dividends.

    The net asset value per share for each Fund is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected) less all liabilities by the number of Fund shares outstanding. For purposes of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

    The value of certain fixed-income securities will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the Exchange. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations.
Fixed-income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities. Occasionally events affecting the value of such securities may occur between the time valuations are determined and the close of the Exchange. If events materially affecting the value of such securities occur during such period, or if the Company's management determines for any other reason that valuations provided by the pricing service or through dealer quotations are inaccurate, such securities will be valued at their fair value according to procedures decided upon in good faith by the Company's Board of Directors. In addition, any securities or other assets of a Fund for which market prices are not readily available will be valued at their fair value in accordance with such procedures.

                                   TAX STATUS

FEDERAL TAXATION

    Each Fund is treated as a separate corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Therefore, each Fund is treated separately in determining whether it qualifies as a regulated investment company under the Code and for purposes of determining the net ordinary income (or loss), net realized capital gains (or losses) and distributions necessary to relieve such Fund of any federal income tax liability. Each Fund qualified as a regulated investment company during the last taxable year and each Fund intends to so qualify during the current taxable year. If so qualified, a Fund will not be liable for federal income taxes to the extent it distributes its taxable income to shareholders.

    Each Fund intends to take all actions required under the Code to ensure that it may pay "exempt interest dividends." If a Fund meets these requirements, distributions of net interest income from tax-exempt obligations that are designated by the Fund as exempt-interest dividends will be excludable from the gross income of the Fund's shareholders. Each Fund's present policy is to designate exempt-interest dividends annually. Shareholders are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their tax returns. Distributions paid from other interest income and from any net realized capital gains will be taxable to shareholders whether received in cash or in additional shares. Capital gains from the sale or exchange of shares are also subject to tax.

    Exempt interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance private activities are treated as an item of tax preference for purposes of computing the alternative minimum tax for individuals, estates and trusts. Each Fund may invest in such obligations, provided that at least 80% of the value of each Fund's net assets will at all times be invested in tax-exempt obligations the interest on which is not an item of tax preference. See "Taxation" in the Statement of Additional Information.

    If a Fund invests in custodial receipts (see "Investment Objectives and Policies -- Tax-Exempt Securities -- Derivative Municipal Obligations"), it is possible that a portion of the discount at which the Fund purchases the receipts might have to be accrued as taxable income during the period that the Fund holds the receipts. Because of the requirement that each Fund distribute 90% of its net investment income to maintain its status as a regulated investment company, the Fund would be obligated to distribute taxable income to shareholders in the amount of its accrued taxable income.

    The Tax Reform Act of 1986 imposed new requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for Tax-Exempt Securities. The Funds cannot predict what additional legislation may be enacted that may affect shareholders. The Funds will avoid investment in Tax-Exempt Securities which, in the opinion of the Adviser, pose a material risk of the loss of tax exemption. Further, if a Tax-Exempt Security in a Fund's portfolio loses its exempt status, the Fund will make every effort to dispose of such investment on terms that are not detrimental to the Fund.

    The exclusion from federal gross income of exempt-interest dividends will not necessarily result in exclusion under the income tax laws of any state or local governmental unit.

MINNESOTA TAXATION

    The portion of exempt-interest dividends that is derived from interest income on obligations of the State of Minnesota or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities is excluded from the Minnesota taxable net income of individuals, estates and trusts, provided that the portion of the exempt-interest dividends from such Minnesota sources paid to all shareholders represents 95% or more of the exempt-interest dividends paid by the Fund. The remaining portion of such dividends, and dividends that are not exempt-interest dividends or capital gain dividends, are included in the Minnesota taxable net income of individuals, estates and trusts. Minnesota Fund intends to meet this 95% requirement, so that the dividends it pays that are attributable to interest on Minnesota obligations will be excludable from the Minnesota taxable income of shareholders that are individuals, estates and trusts. National Fund, however, will not meet the 95% requirement, and accordingly all exempt interest dividends paid by the National Fund will be taxable in Minnesota. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains under Minnesota law. However, Minnesota has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses. As under federal law, the portion of Social Security benefits subject to Minnesota income tax may be affected by the amount of exempt-interest dividends received by the shareholders. Exempt-interest dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be included in Minnesota alternative minimum taxable income of individuals, estates and trusts for purposes of computing Minnesota's alternative minimum tax.

    The Minnesota Legislature has enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. Minnesota Fund is not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, Minnesota Fund cannot predict the likelihood that interest on the Minnesota Tax-Exempt Securities held by the Fund would become taxable under this Minnesota statutory provision.

    The foregoing discussion relates to federal and Minnesota income taxation as of the date of this Prospectus. For a more detailed discussion of the income tax consequences of investing in shares of the Funds, see "Taxation" in the Statement of Additional Information. Before investing in either of the Funds, you should check for any further consequences under applicable local and state tax laws.

                            PERFORMANCE COMPARISONS

    Advertisements and other sales literature for the Funds may refer to their "yield," "tax equivalent yield," "average annual total return" and "cumulative total return." All such figures are based on historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    The advertised yield of a Fund will be based upon a 30-day period stated in the advertisement. Yield is calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the period by the maximum offering price per share on the last day of the period. The result is then annualized using a formula that provides for semiannual compounding of income.

    Tax equivalent yield is calculated by applying the stated income tax rate only to that portion of the yield that is exempt from taxation. The tax-exempt portion of the yield is divided by the number 1 minus the stated income tax rate (E.G., 1- 28% = 72%). The result is then added to that portion of the yield, if any, that is not tax exempt.

    The average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to a Fund from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. In calculating average annual and cumulative total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested. Such total return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge, and which thus will be higher.

    Comparative performance information may also be used from time to time in advertising the Funds' shares. For example, advertisements may compare a Fund's performance to that of various unmanaged market indices, or may include performance data from Lipper Analytical Services, Inc., Morningstar, Inc. or other entities or organizations that track the performance of investment companies.

    For additional information regarding comparative performance information and the calculation of a Fund's yield, tax equivalent yield and total return, see "Performance Comparisons" in the Statement of Additional Information.

    Advertisements and other sales literature may also refer to a Fund's effective duration. Effective duration estimates the interest rate risk (price volatility) of a security, I.E., how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant. It is important to understand that, while a valuable measure, effective duration is based upon certain assumptions and has several limitations. It is most effective as a measure of interest rate risk when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely, especially in the case of a bond that is callable prior to maturity.

                              GENERAL INFORMATION

    The Company, which was organized under the laws of the State of Minnesota in 1986, is authorized to issue a total of 10 trillion shares of common stock, with a par value of $.01 per share. Three hundred and ninety billion of these shares have been authorized by the Board of Directors to be issued in twelve separate series, as follows: Growth Fund, Emerging Growth Fund, Growth and Income Fund, Small Company Growth Fund (formerly Equity Strategy Fund), Balanced Fund, Government Income Fund, Intermediate Bond Fund (formerly Institutional Government Income Portfolio), National Tax-Exempt Fund and Minnesota Tax-Exempt Fund, each of which has ten billion authorized shares, and Money Market Fund, Tax-Exempt Money Market Fund and U.S. Government Money Market Fund, each of which has one hundred billion authorized shares.

    The Board of Directors is empowered under the Company's Articles of Incorporation to issue additional series of the Company's common stock without shareholder approval. In addition, the Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within each Fund, as well as within any other series of the Company or any series created in the future. See "Capital Stock and Ownership of Shares" in the Statement of Additional Information.

    All shares, when issued, will be fully paid and nonassessable and will be redeemable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

    Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the series' shares. On some issues, such as the election of directors, all shares of the Company vote together as one series. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

    The Bylaws of the Company provide that shareholder meetings be held only with such frequency as required under Minnesota law. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Company may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the Company. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the Company. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions and for certain amendments to investment advisory contracts and Rule 12b-1 distribution plans.

PENDING LEGAL PROCEEDINGS

    Complaints have been brought against the Adviser and the Distributor relating to another series of the Company and to other investment companies for which the Adviser acts or has acted as investment adviser or subadviser. These lawsuits do not involve the Funds.

    A number of complaints have been brought in federal and state court relating to the Institutional Government Income Portfolio ("PJIGX") series of the Company (such series has been renamed Intermediate Bond Fund). A consolidated class action lawsuit was settled in February 1996. Two complaints remain pending. The first complaint was brought on April 11, 1995 by Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust. The action was filed in the Minnesota State District Court, Hennepin County, and removed to United States District Court, District of Minnesota. Defendants are the Company, the Distributor and certain individuals affiliated or formerly affiliated with the Adviser and the Distributor. The second complaint was filed on June 22, 1995 in the Montana Thirteenth Judicial District Court, Yellowstone County, by Beverly Muth against the Distributor and an affiliated individual. In addition, a number of actions have been commenced in arbitration relating to PJIGX.

    Complaints also have been filed in state and federal court relating to a number of closed-end investment companies managed by the Adviser and two open-end investment companies for which the Adviser has acted as subadviser. The Adviser and the Distributor also are subject to regulatory inquiries related to various funds or assets managed by the Adviser. Certain regulatory inquiries have been settled, including inquiries by the National Association of Securities Dealers, Inc. and the State of Minnesota. See "Pending Litigation" in the Statement of Additional Information.

    The Adviser and the Distributor do not believe that any outstanding complaint or action in arbitration or regulatory inquiry will have a material adverse effect on their ability to perform under their agreements with the Company or a material adverse effect on the Funds.

                         TAX-EXEMPT VS. TAXABLE INCOME

    The tables below show the approximate yields that taxable securities must earn to equal federally tax-exempt yields and yields that are exempt from both federal and Minnesota income taxes under selected combined federal/Minnesota income tax brackets, which reflect effective combined rates after deducting Minnesota taxes from federal income. The combined federal/Minnesota tax brackets assume the federal rate listed in the column above each combined bracket and a Minnesota income tax rate of 8.5% (except the 33.8% combined rate, which assumes a Minnesota rate of 8%). The 39.6% federal rate and the 8.5% Minnesota rate are the highest rates currently scheduled to be in effect for individuals in 1997.

                                       NATIONAL TAX-EXEMPT FUND
                                             EQUIVALENT TAXABLE YIELD
                -----------------------------------------------------------------------------------
    TAX-FREE           28%                   31%                   36%                  39.6%
     YIELD       FEDERAL BRACKET       FEDERAL BRACKET       FEDERAL BRACKET       FEDERAL BRACKET
    --------    -----------------     -----------------     -----------------     -----------------
       4.00 %          5.56%                 5.80%                 6.25%                 6.62%
       4.50            6.25                  6.52                  7.03                  7.45
       5.00            6.94                  7.25                  7.81                  8.28
       5.50            7.64                  7.97                  8.59                  9.11
       6.00            8.33                  8.70                  9.38                  9.93
       6.50            9.03                  9.42                 10.16                 10.76
       7.00            9.72                 10.14                 10.94                 11.59
       7.50           10.42                 10.87                 11.72                 12.42
       8.00           11.11                 11.59                 12.50                 13.25

                                       MINNESOTA TAX-EXEMPT FUND
                                             EQUIVALENT TAXABLE YIELD
                -----------------------------------------------------------------------------------
                 33.8% COMBINED        36.9% COMBINED        41.4% COMBINED        44.7% COMBINED
    TAX-FREE    FEDERAL/MINNESOTA     FEDERAL/MINNESOTA     FEDERAL/MINNESOTA     FEDERAL/MINNESOTA
     YIELD           BRACKET               BRACKET               BRACKET               BRACKET
    --------    -----------------     -----------------     -----------------     -----------------
       4.00 %          6.04%                 6.34%                 6.83%                 7.23%
       4.50            6.80                  7.13                  7.68                  8.14
       5.00            7.55                  7.92                  8.53                  9.04
       5.50            8.31                  8.72                  9.39                  9.95
       6.00            9.06                  9.51                 10.24                 10.85
       6.50            9.82                 10.30                 11.09                 11.75
       7.00           10.57                 11.09                 11.95                 12.66
       7.50           11.33                 11.89                 12.80                 13.56
       8.00           12.08                 12.68                 13.65                 14.47

    These charts do not take into consideration any federal or Minnesota alternative minimum tax. In addition, each chart is based upon yields that are derived solely from tax-exempt income. To the extent a Fund's advertised yield is derived from taxable income, the Fund's equivalent taxable yield will be less than set forth in the chart. The tax-free yields used in these charts should not be considered as representations of any particular rates of return and are for purposes of illustration only.

                    COMPARISON OF THE EFFECT OF COMPOUNDING
                     ON TAXABLE AND TAX-EXEMPT INVESTMENTS

    The graphs below demonstrate the effect that compounding has on taxable and tax-exempt investments with similar dividend yields for selected federal tax brackets and selected combined federal/Minnesota tax brackets. Dividends on an after-tax basis are assumed to be invested and compounded monthly.

             $10,000 Compounded at 5.10%
             TAX-EXEMPT VERSUS A 6.50% BOND COMPOUNDED AFTER FEDERAL TAX EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           FEDERAL TAX FREE     AFTER TAX 6.50% BOND        AFTER TAX 6.50% BOND

              EARN 5.10%     FEDERAL TAX BRACKET 31.0%   FEDERAL TAX BRACKET 36.0%
  9/30/96            10,000                      10,000                      10,000
  9/30/97            10,522                      10,458                      10,424
  9/30/98            11,071                      10,937                      10,866
  9/30/99            11,649                      11,437                      11,327
  9/30/00            12,258                      11,961                      11,807
  9/30/01            12,898                      12,509                      12,308
  9/30/02            13,571                      13,081                      12,830
  9/30/03            14,280                      13,680                      13,374
  9/30/04            15,025                      14,307                      13,941
  9/30/05            15,810                      14,962                      14,532
  9/30/06            16,635                      15,647                      15,148
  9/30/07            17,503                      16,363                      15,790
  9/30/08            18,417                      17,112                      16,460
  9/30/09            19,379                      17,895                      17,158
  9/30/10            20,391                      18,715                      17,885
  9/30/11            21,455                      19,572                      18,644
  9/30/12            22,575                      20,468                      19,434
  9/30/13            23,754                      21,405                      20,258
  9/30/14            24,994                      22,385                      21,117
  9/30/15            26,299                      23,410                      22,013
  9/30/16            27,672                      24,481                      22,946
  9/30/17            29,117                      25,602                      23,919
  9/30/18            30,637                      26,774                      24,933
  9/30/19            32,237                      28,000                      25,990
  9/30/20            33,920                      29,282                      27,093
  9/30/21            35,690                      30,623                      28,241
  9/30/22            37,554                      32,025                      29,439
  9/30/23            39,514                      33,491                      30,687
  9/30/24            41,578                      35,024                      31,988
  9/30/25            43,748                      36,628                      33,345
  9/30/26            46,032                      38,305                      34,759

             $10,000 Compounded at 5.00%
             DOUBLE TAX-EXEMPT VERSUS A 6.50% BOND COMPOUNDED AFTER FEDERAL AND MINNESOTA TAX

             EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MINNESOTA AND         AFTER TAX 6.50%             AFTER TAX 6.50%
              FEDERAL TAX         BOND MINNESOTA AND          BOND MINNESOTA AND
            FREE EARN 5.00%   FEDERAL TAX BRACKET 36.9%   FEDERAL TAX BRACKET 41.4%
 9/30/1996             10000                       10000                       10000
 9/30/1997             10512                       10418                       10388
 9/30/1998             11049                       10853                       10790
 9/30/1999             11615                       11307                       11209
 9/30/2000             12209                       11780                       11643
 9/30/2001             12834                       12272                       12094
 9/30/2002             13490                       12785                       12563
 9/30/2003             14180                       13319                       13050
 9/30/2004             14906                       13876                       13556
 9/30/2005             15668                       14456                       14081
 9/30/2006             16470                       15060                       14627
 9/30/2007             17313                       15689                       15194
 9/30/2008             18198                       16345                       15783
 9/30/2009             19130                       17028                       16395
 9/30/2010             20108                       17740                       17030
 9/30/2011             21137                       18481                       17691
 9/30/2012             22218                       19254                       18376
 9/30/2013             23355                       20058                       19089
 9/30/2014             24550                       20897                       19828
 9/30/2015             25806                       21770                       20597
 9/30/2016             27126                       22680                       21395
 9/30/2017             28514                       23628                       22225
 9/30/2018             29973                       24616                       23086
 9/30/2019             31507                       25644                       23981
 9/30/2020             33118                       26716                       24911
 9/30/2021             34813                       27833                       25876
 9/30/2022             36594                       28996                       26879
 9/30/2023             38466                       30208                       27921
 9/30/2024             40434                       31470                       29003
 9/30/2025             42503                       32786                       30128
 9/30/2026             44677                       34156                       31296

    Each graph assumes that dividend yield and taxable income remain constant and that taxable dividend income earned does not put an investor into a higher tax bracket. The assumed dividend yields used in these graphs should not be considered as representations of any particular rates of return and are for purposes of illustration only.

    NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR PIPER JAFFRAY INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN THE STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                                PIPER FUNDS INC.

                               INVESTMENT ADVISER
                     Piper Capital Management Incorporated

                                  DISTRIBUTOR
                               Piper Jaffray Inc.

                          CUSTODIAN AND TRANSFER AGENT
                       Investors Fiduciary Trust Company

                              INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP

                                 LEGAL COUNSEL
                              Dorsey & Whitney LLP

 Table of Contents

                                                 PAGE
Introduction................................           2
Fund Expenses...............................           4
Financial Highlights........................           5
Investment Objectives and Policies..........           7
Special Investment Methods..................          13
Management..................................          17
Distribution of Fund Shares.................          18
SHAREHOLDER GUIDE TO INVESTING
  How to Purchase Shares....................          19
  Reducing Your Sales Charge................          20
  Special Purchase Plans....................          21
  How to Redeem Shares......................          22
  Shareholder Services......................          23
  Dividends and Distributions...............          26
Valuation of Shares.........................          27
Tax Status..................................          27
Performance Comparisons.....................          29
General Information.........................          30
Tax-Exempt vs. Taxable Income...............          32
Comparison of the Effect of Compounding on
 Taxable and Tax-Exempt Investments.........          33

----------------------------------------------
  Prospectus

       [LOGO]

  --------------------------

  Tax-Exempt Income Funds

  National Tax-Exempt Fund

  Minnesota Tax-Exempt Fund

   November 27, 1996
   As Supplemented February 18, 1997

   ----------------------------------------

      #30500   117-97

                                        PART B

                               NATIONAL TAX-EXEMPT FUND
                              MINNESOTA TAX-EXEMPT FUND

                              Series of Piper Funds Inc.


                         STATEMENT OF ADDITIONAL INFORMATION

                                  November 27,  1996
                          As Supplemented February 18, 1997


                                  Table of Contents
                                                                       Page
                                                                       ----

Investment Policies and Restrictions  . . . . . . . . . . . . .          2
Directors and Executive Officers  . . . . . . . . . . . . . . .          6
Investment Advisory and Other Services. . . . . . . . . . . . .         10
Portfolio Transactions and Allocation of Brokerage. . . . . . .         15
Capital Stock and Ownership of Shares . . . . . . . . . . . . .         17
Net Asset Value and Public Offering Price . . . . . . . . . . .         18
Performance Comparisons . . . . . . . . . . . . . . . . . . . .         19
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . .         22
Redemption of Shares. . . . . . . . . . . . . . . . . . . . . .         22
Taxation  . . . . . . . . . . . . . . . . . . . . . . . . . . .         24
General Information . . . . . . . . . . . . . . . . . . . . . .         26
Financial Statements. . . . . . . . . . . . . . . . . . . . . .         27
Pending Litigation. . . . . . . . . . . . . . . . . . . . . . .         27
Appendix A - Ratings of Tax-Exempt Securities and
  Commercial Paper  . . . . . . . . . . . . . . . . . . . . . .        A-1
Appendix B - Futures Contracts and Options  . . . . . . . . . .        B-1


    This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated November 27, 1996, as supplemented February 18, 1997, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402.

                         INVESTMENT POLICIES AND RESTRICTIONS

    The shares of Piper Funds Inc. (the "Company") are currently offered in twelve series. This Statement of Additional Information relates to two of those series, National Tax-Exempt Fund ("National Fund") and Minnesota Tax-Exempt Fund ("Minnesota Fund") (sometimes referred to herein as a "Fund" or, collectively, as the "Funds"). The investment objectives and policies of the Funds are set forth in the Prospectus. Certain additional investment information is set forth below.

REPURCHASE AGREEMENTS

    Each Fund may invest in repurchase agreements. The Funds' custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the respective Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

    The Funds have received from the Securities and Exchange Commission an exemptive order permitting the Funds, along with the other series of the Company, closed-end and other open-end investment companies managed by Piper Capital Management Incorporated (the "Adviser"), and all future series of the Company and all future investment companies advised by the Adviser or its affiliates, to deposit uninvested cash balances into a single joint account to be used to enter into one or more large repurchase agreements.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

    Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When a Fund purchases securities on a when-issued or forward commitment basis, it will maintain in a segregated account with its custodian cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made; the Fund will likewise segregate securities it sells on a forward commitment basis.

PUTS

    To help assure appropriate liquidity, each Fund may acquire Tax-Exempt Securities (as defined in the Funds' Prospectus) which provide for the right to resell them to the issuer, a bank or a broker-dealer at a specified price within a specified period of time prior to the maturity date of such obligation. Such a right to resell, which is commonly known as a "put," may be sold, transferred or assigned only with the underlying security or securities. If an issuer, bank or broker-dealer should default on its obligation to repurchase a security, a Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. It will be each Fund's policy to enter into puts only with issuers, banks or broker-dealers that are determined by the Adviser to present minimal credit risks.

DIVERSIFICATION

    Although Minnesota Fund is characterized as a nondiversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund must meet certain diversification requirements in order to qualify as a regulated investment company for federal income tax purposes. To so qualify, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the value of its total assets consists of cash, cash items, securities issued by the U.S. Government, its agencies and instrumentalities, the securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities or the securities of other regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses.

ILLIQUID SECURITIES

    As set forth in the Prospectus, the Funds may invest in Rule 144A securities, commercial paper issued pursuant to Rule 4(2) under the Securities Act of 1933, and municipal lease obligations, and treat such securities as liquid when they have been determined to be liquid by the Board of Directors of the Company or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and
(d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). With respect to Rule 144A securities, investing in such securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

PORTFOLIO TURNOVER

    Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.

INVESTMENT RESTRICTIONS

    In addition to the investment objectives and policies set forth in the Prospectus, each Fund is subject to certain fundamental and nonfundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed without the vote of a majority of a Fund's outstanding shares. "Majority," as used in the Prospectus and in this Statement of Additional Information, means the lesser of (a) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of a Fund's outstanding shares.

    As fundamental investment restrictions, neither Fund will:

    1. Issue any senior securities (as defined in the 1940 Act) other than as set forth in restriction #2 below and except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued or delayed delivery basis may be deemed to constitute issuing a senior security.

    2. Borrow money (provided that each Fund may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes. Each Fund may borrow money in an amount up to 10% of the value of its total assets. With respect to each Fund, interest paid on borrowed funds will decrease the net earnings of the Fund. Neither Fund will purchase portfolio securities while outstanding borrowing exceeds 5% of the value of such Fund's total assets. Neither Fund will borrow money for leverage purposes (provided that each Fund may enter into reverse repurchase agreements for such purposes).

    3. Mortgage, pledge or hypothecate its assets except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. For purposes of this restriction, collateral arrangements for margin deposits on futures contracts or with respect to the writing of options are not deemed to be a pledge of assets.

    4. Purchase or sell commodities or commodities futures contracts, provided that each of the Funds may enter into financial futures contracts and engage in related options transactions.

    5. Purchase or sell real estate or real estate mortgage loans, except that the Funds may invest in Tax-Exempt Securities secured by real estate or interests therein.

    6. Act as an underwriter of securities of other issuers, except insofar as each Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

    As nonfundamental investment restrictions that may be changed at any time without shareholder approval, neither Fund will:

    1. Make short sales of securities, provided that each Fund for hedging purposes may enter into financial futures contracts and engage in related options transactions.

    2. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except that the Funds may make margin deposits in connection with futures contracts.

    3. Invest more than 15% of the value of its net assets in illiquid securities.

    4. Invest more than 5% of the value of its total assets in foreign securities.

    5.   Invest in warrants.

    The identification of the issuer of a Tax-Exempt Security depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision, and the obligation is backed only by the assets and revenues of the subdivision, such subdivision will be regarded as the sole issuer. Similarly, in the case of a nongovernmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the nongovernmental user then such non-governmental user will be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of such Fund's total assets, the guarantee will be regarded as a separate security and treated as an issue of such government or entity.

    Any investment restriction or limitation referred to above or in the Prospectus, except the borrowing policy, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN MINNESOTA TAX-EXEMPT SECURITIES

    As described in the Prospectus, except during temporary defensive periods, Minnesota Fund will invest in Minnesota Tax-Exempt Securities. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Minnesota Tax-Exempt Securities. The following information, together with the information set forth in the Prospectus, provides only a brief summary of the complex factors affecting the financial situation in Minnesota. This information is derived from sources that are generally available to investors and is based in part on information obtained from various state and local agencies in Minnesota. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

    MINNESOTA ECONOMY. The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system unusually sensitive to economic conditions.

    Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in durable goods and non-durable goods manufacturing, particularly industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national employment growth, in large part due to declining agricultural employment. The rate of non-farm employment growth in Minnesota exceeded the rate of national growth, however, in the period of 1990 to 1995. Since 1980, Minnesota per capita income generally has remained above the national average. During 1994 and 1995, the State's monthly unemployment rate was less than the national unemployment rate.

    There can be no assurance that Minnesota's economy and fiscal condition will not materially change in the future or that future difficulties will not occur. Economic difficulties and the resultant impact on State and local government finances may adversely affect the market value of obligations in the portfolio of Minnesota Fund or the ability of respective obligors to make timely payment of the principal and interest on such obligations.

                           DIRECTORS AND EXECUTIVE OFFICERS

    The directors and officers of the Company and their principal occupations during the past five years are set forth below. Unless otherwise indicated, all positions have been held for more than five years. The Company's directors and officers also serves as directors or officers of various closed-end and open-end investment companies managed by the Adviser.

    Name, Address and (Age)                 Position with the Company
    -----------------------                 --------------------------

    William H. Ellis* (54)                  Chairman of the Board of Directors
    Piper Jaffray Tower
    222 South Ninth Street
    Minneapolis, Minnesota 55402

    David T. Bennett (56)                   Director
    3400 City Center
    33 South Sixth Street
    Minneapolis, Minnesota 55402

    Jaye F. Dyer (69)                       Director
    4670 Norwest Center
    90 South Seventh Street
    Minneapolis, Minnesota 55402

    Karol D. Emmerich (47)                  Director
    7302 Claredon Drive
    Edina, Minnesota 55439

    Luella G. Goldberg (59)                 Director
    7019 Tupa Drive
    Edina, Minnesota 55435

    David A. Hughey (65)                    Director
    134 Powers Road
    Meredith, NH 03253

    George Latimer (61)                     Director
    754 Linwood Avenue
    St. Paul, MN  55105

    Paul A. Dow (45)                        President
    Piper Jaffray Tower
    222 South Ninth Street
    Minneapolis, Minnesota 55402

    Robert H. Nelson (33)                   Vice President
    Piper Jaffray Tower                     and Treasurer
    222 South Ninth Street
    Minneapolis, Minnesota 55402

    Susan S. Miley (39)                     Secretary
    Piper Jaffray Tower
    222 South Ninth Street
    Minneapolis, Minnesota 55402
________________
* Directors of the Company who are interested persons (as that term is defined by the 1940 Act) of Piper Capital Management Incorporated and the Funds.

    William H. Ellis is President of Piper Jaffray Companies Inc.; Director and Chairman of the Board of Piper Capital Management Incorporated ("the Adviser"); President of the Adviser since 1994; Director of Piper Jaffray Inc..

    David T. Bennett is of counsel to the law firm of Gray, Plant, Mooty, Mooty & Bennett, P.A., located in Minneapolis, Minnesota. Mr. Bennett is chairman of a group of privately held companies and serves on the board of directors of a number of nonprofit organizations.

    Jaye F. Dyer has been President of Dyer Management Company, a private management company, since 1991. Prior to that he was President and Chief Executive Officer of Dyco Petroleum Corporation, a Minneapolis based oil and natural gas development company he founded, from 1971 to March 1, 1989, and Chairman of the Board until December 31, 1990. Mr. Dyer serves on the board of directors of Northwestern National Life Insurance Company, The ReliaStar

Financial Corp. (the holding company of Northwestern National Life Insurance Company) and various privately held and nonprofit corporations.

    Karol D. Emmerich has been President of The Paraclete Group, a consultant to nonprofit organizations, since 1993. Prior to that she was Vice President, Chief Accounting Officer and Treasurer of Dayton Hudson Corporation from 1980 to 1993. Ms. Emmerich is an Executive Fellow at the University of St. Thomas Graduate School of Business and serves on the board of directors of a number of privately held and nonprofit organizations.

    Luella G. Goldberg serves on the board of directors of Northwestern National Life Insurance Company (since 1976), The ReliaStar Financial Corp. (since 1989), TCF Bank Savings fsb (since 1985), TCF Financial Corporation (since 1988), and Hormel Foods Corp. (since 1993). Ms. Goldberg also serves as a Trustee of Wellesley College, and as a director of a number of other organizations, including the University of Minnesota Foundation and the Minnesota Orchestral Association. Ms. Goldberg was Chairman of the Board of Trustees of Wellesley College from 1985 to 1993 and acting President from July 1, 1993 to October 1, 1993.

    David A. Hughey is a Trustee of Bentley College. Prior to September 1996, he was Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc., Dean Witter Services Company Inc. and Dean Witter Distributors Inc.; Director, Executive Vice President and Chief Administrative Officer of Dean Witter Trust Company; Vice President of Dean Witter Family of Funds and TCW/DW Family of Funds; and Director of ICI Mutual Insurance Company.

    George Latimer has been Chief Executive Officer of National Equity Fund, Chicago, Illinois since November 1995; prior thereto, Mr. Latimer was Director, Special Actions Office, Office of the Secretary, Department of Housing and Urban Development since 1993, and prior thereto he had been Dean of Hamline Law School, Saint Paul, Minnesota from 1990 to 1993. Mr. Latimer also serves on the board of directors of Digital Biometrics, Inc. and Payless Cashways, Inc.

    Paul A. Dow is Chief Investment Officer and Senior Vice President of the Adviser.

    Robert H. Nelson has been a Senior Vice President of the Adviser since 1993; prior thereto he had been a Vice President of the Adviser from 1991 to 1993.

    Susan S. Miley has been Senior Vice President and General Counsel of the Adviser since 1995 and Secretary of the Adviser since 1996; prior thereto she was counsel for American Express Financial Advisors, Minneapolis, Minnesota from 1994 to 1995 and an attorney at Simpson Thatcher & Bartlett, New York, New York from 1984 to 1992.

    Ms. Emmerich, Ms. Goldberg and Mr. Hughey are members of the Audit Committee of the Board of Directors. Ms. Emmerich acts as the chairperson of such committee. The Audit Committee oversees the Company's financial reporting process, reviews audit results and recommends annually to the Company a firm of independent certified public accountants.

    The Board of Directors also has a Committee of the Independent Directors, consisting of Mr. Bennett, who serves as chairperson, Messrs. Dyer, Hughey and Latimer, Ms. Emmerich and Ms. Goldberg, and a Derivatives Subcommittee consisting of Ms. Emmerich, who serves as chairperson, Ms. Goldberg and Mr. Dyer.

    The functions of the Committee of the Independent Directors are: (a) recommendation to the full Board of approval of any management, advisory, sub-advisory and/or administration agreements; (b) recommendation to the full Board of approval of any underwriting and/or distribution agreements; (c) review of the fidelity bond and premium allocation; (d) review of errors and omissions and any other joint insurance policies and premium allocation; (e) review of, and monitoring of compliance with, procedures adopted pursuant to certain rules promulgated under the 1940 Act; and (f) such other duties as the independent directors shall, from time to time, conclude are necessary or appropriate to carry out their duties under the 1940 Act. The functions of the Derivatives Subcommittee are: (a) to oversee practices, policies and procedures of the Adviser in connection with the use of derivatives; (b) to receive periodic reports from management; and (c) to report periodically to the Committee of the Independent Directors and the Board of Directors.

    The directors of the Company who are officers or employees of the Adviser or of its affiliates receive no remuneration from the Company. Each of the other directors currently receives a quarterly retainer of $3,625 that is allocated among the Funds and all other open-end funds managed by the Adviser on the basis of the total assets of each such fund. In addition, each director receives a fee from the Company for each regular quarterly and in-person special meeting of the Board of Directors attended. (The per-meeting fee is based on the combined total assets of the Company and Piper Institutional Funds Inc.)
The per-meeting fee is based upon asset size and is $250 if assets are under $200 million, $500 if assets are $200 million and over but less than $500 million, $750 if asses are $500 million and over but less than $1 billion, $1,000 if assets are $1 billion and over but less than $5 billion, and $1,500 if
assets are $5 billion or over.   Members of the Audit Committee who are not
affiliated with the Adviser receive $1,000 for each Audit Committee meeting attended ($2,000 for the chairperson of the Committee), and the chairperson of the Committee of the Independent Directors receives $1,000 for each meeting of such committee attended, with such fees being allocated evenly between the Company and all other closed-end and open-end investment companies managed by the Adviser. Members of the Committee of the Independent Directors and the Derivatives Subcommittee (other than the chairperson of the Committee of the Independent Directors) currently receive no additional compensation. In addition, each Director who is not affiliated with the Adviser is reimbursed for expenses incurred in connection with attending meetings.

    The following table sets forth the compensation received by each director from the Company during the fiscal year ended September 30, 1996, as well as the total compensation received by each director from the Company and all other registered investment companies managed by the Adviser or affiliates of the Adviser during the calendar year ended December 31, 1995. Directors who are officers or employees of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table. Mr. Hughey became a director of the Company on September 3, 1996.

                        Aggregate Compensation           Total Compensation
Director                    from the Company             from Fund Complex*
--------                ----------------------           ------------------

David T. Bennett             $    6,400                    $   61,700
Jaye F. Dyer                 $    6,775                    $   67,700
Karol D. Emmerich            $    6,775                    $   67,700
Luella G. Goldberg           $    7,150                    $   70,700
George Latimer               $    6,400                    $   64,700
David A. Hughey              $        0                    $        0
_______________
* Currently consists of 20 registered investment companies managed by the Adviser or an affiliate of the Adviser, including the Company. During the 1995 calendar year, the Fund Complex consisted of up to 27 such investment companies, several of which were merged or consolidated during the year. Each director included in the table serves on the board of each such open-end and closed-end investment company.

                        INVESTMENT ADVISORY AND OTHER SERVICES

    The investment adviser for the Funds is Piper Capital Management Incorporated (the "Adviser"). Its affiliate, Piper Jaffray Inc. (the "Distributor"), acts as the Funds' distributor. Each will act as such pursuant to a written agreement which will be periodically approved by the directors or the shareholders of the Funds. The address of both the Adviser and the Distributor is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402.

CONTROL OF THE ADVISER AND THE DISTRIBUTOR

    The Adviser and the Distributor are both wholly owned subsidiaries of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

    The Adviser acts as the investment adviser of the Funds under an Investment Advisory and Management Agreement which has been approved by the Board of Directors (including a majority of the directors who are not parties to the agreement, or interested persons of any such party, other than as directors of the Funds) and the shareholders of the Funds.

    The Investment Advisory and Management Agreement will terminate automatically in the event of its assignment. In addition, the agreement is terminable at any time, without penalty, by the Board of Directors of the Company or by vote of a majority of the Company's outstanding voting securities on not more than 60 days' written notice to the Adviser, and by the Adviser on 60 days' written notice to the Company. The agreement may be terminated with respect to a particular Fund at any time by a vote of the holders of a majority of the outstanding voting securities of such Fund, upon 60 days' written notice to the Adviser. Unless sooner terminated, the agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the Company, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. If a majority of the outstanding voting securities of either Fund approves the agreement, the agreement shall continue in effect with respect to such approving Fund whether or not the shareholders of the other Fund approve the agreement.

    Pursuant to the Investment Advisory and Management Agreement, the Funds pay the Adviser monthly advisory fees equal on an annual basis to a certain percentage of each Fund's average net assets as set forth in the following table.

                                                 Annual Advisory Fee
    Average Net Asset Values                      as Percentage of
         of each Fund                            Average Net Assets
    ------------------------                     -------------------

    On the first $250,000,000                           .50%
    On the next $250,000,000                            .45%
    On average assets of over
      $500,000,000                                      .40%

    For the fiscal years ended September 30, 1994, 1995 and 1996, National Fund paid $368,373, $298,729 and $258,789, respectively, and Minnesota Fund paid $852,616, $706,675 and $660,926, respectively, to the Adviser pursuant to the Investment Advisory and Management Agreement.

    Under the Investment Advisory and Management Agreement, the Adviser provides each Fund with advice and assistance in the selection and disposition of that Fund's investments. All investment decisions are subject to review by the Board of Directors of the Company. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers or directors of the Funds.

    The same security may be suitable for one or both of the Funds and/or for other series of the Company or other funds or private accounts managed by the Adviser or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by both Funds or by either of the Funds and other series of the Company or other funds or accounts may have a detrimental effect on a Fund, as this may affect the price paid or received by that Fund or the size of the position obtainable or able to be sold by that Fund.

EXPENSES

    The expenses of each Fund are deducted from their income before dividends are paid. These expenses include, but are not limited to, organizational costs, fees paid to the Adviser, fees and expenses of officers and directors who are not affiliated with the Adviser, taxes, interest, legal fees, transfer agent, dividend disbursing agent and custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information annually to existing shareholders, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations, distribution expenses pursuant to the Rule 12b-1 plan, and other expenses which are not expressly assumed by the Adviser under the Investment Advisory and Management Agreement. Any general expenses of the Company that are not readily identifiable as belonging to a particular series of the Company will be allocated among the series based upon the relative net assets of the series at the time such expenses were incurred.

DISTRIBUTION PLAN

    Rule 12b-1(b) under the 1940 Act provides that any payments made by the Funds in connection with financing the distribution of their shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. Because some of the payments described below to be made by the Funds are distribution expenses within the meaning of Rule 12b-1, the Company has entered into an Underwriting and Distribution Agreement with the Distributor pursuant to a Distribution Plan adopted in accordance with such Rule.

    Rule 12b-1(b)(1) requires that such plan be approved by a majority of a Fund's outstanding shares, and Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and of the directors who are not interested persons of the Company and who have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance:

         (a) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1;
         (b) that any person authorized to direct the disposition of moneys paid or payable by the Company pursuant to the plan or any related agreement shall provide to the Company's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

         (c) in the case of a plan, that it may be terminated at any time by a vote of a majority of the members of the Board of Directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by a vote of a majority of the outstanding voting securities of a Fund.

    Rule 12b-1(b)(4) requires that such a plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.

    Rule 12b-1(c) provides that the Company may rely upon Rule 12b-1(b) only if the selection and nomination of the Company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and
(b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Company and its shareholders. The Board of Directors has concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Company and its shareholders.

    Pursuant to the provisions of the Distribution Plan, each Fund pays a fee to the Distributor at a monthly rate of 1/12 of .30% of such Fund's average daily net assets in connection with servicing of the Fund's shareholder accounts and in connection with distribution-related services provided with respect to the Funds. A portion of the total fee (to be determined from time to time by the Board of Directors) may be paid as a distribution fee and will be used by the Distributor to cover expenses that are primarily intended to result in, or that are primarily attributable to, the sale of shares of the Funds ("Distribution Expenses"), and the remaining portion of the fee may be paid as a shareholder servicing fee and will be used by the distributor to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with respect to the Funds ("Shareholder Servicing Costs"). Distribution Expenses under the Plan include, but are not limited to, initial and ongoing sales compensation (in addition to sales charges) paid to Investment Executives of the Distributor and to other broker-dealers; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of the Distributor's overhead; and payments to and expenses of persons who provide support services in connection with the distribution of Fund shares.
Shareholder Servicing Costs include all expenses of the Distributor incurred in connection with providing administrative or accounting services to shareholders, including, but not limited to, an allocation of the Distributor's overhead and payments made to persons, including employees of the Distributor, who respond to inquiries of shareholders of the Funds regarding their ownership of shares or their accounts with the Funds, or who provide other administrative or accounting services not otherwise required to be provided by the Funds' Adviser or transfer agent.

    For the fiscal years ended September 30, 1994, 1995 and 1996, the Distributor voluntarily limited amounts payable under the Distribution Plan to
 .20%, .22% and .22%, respectively, of average daily net assets for each Fund. During such periods, National Fund paid distribution fees to the Distributor of $147,349, $129,534 and $107,785 respectively, and Minnesota Fund paid distribution fees to the Distributor of $341,046, $306,351 and $275,220, respectively. The Distributor has voluntarily limited amounts payable under the Distribution Plan during fiscal 1997 to an annual rate of .24% of the average daily net assets of each Fund. The Distributor may terminate its voluntary fee limitation at any time in its discretion.

    Distribution fees for the fiscal year ended September 30, 1996, were used by the Distributor as follows:
                                       National Fund       Minnesota Fund
                                       -------------       --------------
Advertising                            $    5,133          $   13,106
Printing and Mailing of
  Prospectuses to Other Than
  Current Shareholders                        -0-                 -0-
Compensation to Underwriters
  (trail fees to Investment Executives)   102,652             262,114
Compensation to Dealers                       -0-                 -0-
Compensation to Sales Personnel
Interest, Carrying or Other
  Financing Charges                           -0-                 -0-
Other (Specify)                               -0-                 -0-
                                        ---------------     ---------------
Total                                  $  107,785          $  275,220

UNDERWRITING AND DISTRIBUTION AGREEMENT

    Pursuant to the Underwriting and Distribution Agreement, the Distributor has agreed to act as the principal underwriter for the Funds in the sale and distribution to the public of shares of the Funds, either through dealers or otherwise. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. As compensation for its services, in addition to receiving its distribution fees pursuant to the Distribution Plan discussed above, the Distributor receives the sales load on sales of Fund shares set forth in the Prospectus.

    The following table sets forth the aggregate dollar amount of underwriting commissions paid by each Fund for the fiscal years ended September 30, 1994, 1995 and 1996, the amount of such commissions retained by the Distributor and the total dollar amount of brokerage commissions paid by each Fund to the Distributor.

                                                         Underwriting Commissions              Brokerage Commissions
                  Total Underwriting Commissions         Retained by Distributor                Paid to Distributor
                 ---------------------------------  ----------------------------------  ----------------------------------
                 Fiscal       Fiscal     Fiscal       Fiscal     Fiscal       Fiscal     Fiscal       Fiscal     Fiscal
                  year        year        year        year        year        year        year        year        year
                  ended       ended       ended        ended      ended        ended      ended        ended      ended
                 9/30/94     9/30/95     9/30/96     9/30/94     9/30/95     9/30/96     9/30/94     9/30/95     9/30/96
                --------    --------    --------    --------    --------    --------    --------    --------    --------
National        $181,043     $36,355    $ 35,016    $105,005     $21,086     $20,659        $850        $-0-        $-0-
Minnesota        389,325      83,956     138,945     225,809      48,694      81,978         850         -0-         -0-


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

    Investors Fiduciary Trust Company ("IFTC"), the transfer agent for the Company, maintains certain omnibus shareholder accounts for each of the Funds. Each such omnibus account represents the accounts of a number of individual shareholders of a Fund. The Company has entered into Shareholder Account Servicing Agreements with the Distributor and Piper Trust Company ("Piper Trust"), pursuant to which the Distributor and Piper Trust provide certain transfer agent and dividend disbursing agent services for the underlying individual shareholder accounts held at the respective companies. Pursuant to such Agreements, the Distributor and Piper Trust have agreed to perform the usual and ordinary services of transfer agent and dividend disbursing agent not performed by IFTC with respect to the underlying individual shareholder accounts, including, without limitation, the following: maintaining all shareholder accounts, preparing shareholder meeting lists, mailing shareholder reports and prospectuses, tracking shareholder accounts for blue sky and Rule l2b-1 purposes, withholding taxes on nonresident alien and foreign corporation accounts, preparing and mailing checks for disbursement of income dividends and capital gains distributions, preparing and filing U.S. Treasury Department Form 1099 for all shareholders, preparing and mailing confirmation forms to shareholders and dealers with respect to all purchases, exchanges and liquidations of series shares and other transactions in shareholder accounts for which confirmations are required, recording reinvestments of dividends and distributions in series shares, recording redemptions of series shares, and preparing and mailing checks for payments upon redemption and for disbursements to withdrawal plan holders. As compensation for such services, the Distributor and Piper Trust are paid an annual fee of $7.50 per active shareholder account (defined as an account that has a balance of shares) and $1.60 per closed account (defined as an account that does not have a balance of shares, but has had activity within the past 12 months) by each Fund. Such fee is payable on a monthly basis at a rate of 1/12 of the annual per-account charge. Such fee covers all services listed above, with the exception of preparing shareholder meeting lists and mailing shareholder reports and prospectuses. These services, along with proxy processing (if applicable) and other special service requests, are billable as performed at a mutually agreed upon fee in addition to the annual fee noted above, provided that such mutually agreed upon fee shall be fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

    During the fiscal year ended September 30, 1996, National Fund paid $13,073 and Minnesota Fund paid $23,612 to the Distributor under the Shareholder Account Servicing Agreement. The Funds did not make any payments to Piper Trust under the Shareholder Account Servicing Agreement.

                  PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

    Because each Fund's portfolio is composed exclusively of debt, rather than equity securities, most of the Funds' portfolio transactions are effected without the payment of brokerage commissions, but at net prices which usually include a markup. Most of the Funds' transactions are with the issuer or with major dealers on a principal basis acting for their own account and not as brokers. However, portfolio transactions for the Funds which are executed on an agency basis may be effected through the Distributor on a securities exchange if the commissions, fees or other remuneration received by the Distributor are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or other futures commission merchants in connection with comparable transactions involving similar securities or similar futures contracts or options on futures contracts being purchased or sold on an exchange during a comparable period of time. In effecting portfolio transactions through the Distributor, the Funds intend to comply with Section 17(e)(1) of the 1940 Act.

    The Adviser is responsible for effecting securities transactions for each Fund. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions at the most favorable net price, considering the state of the market at the time. Frequently the Adviser selects a broker-dealer to effect a particular transaction without contacting all broker-dealers who might be able to effect such transaction, because of the volatility of the money market and the desire to accept a particular price for a security because the price offered by the broker-dealer meets a Fund's guidelines for profit, yield, or both.

    When consistent with the objectives of prompt execution and favorable net price, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

    The Adviser has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of the Funds' portfolio transactions in exchange for research services provided the Adviser, except as noted below. However, the Adviser does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of the Funds' business, in order to encourage certain broker-dealers to provide the Adviser with research services which the Adviser anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. In the event any transactions are executed on an agency basis, the Adviser will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. If the Funds execute any transactions on an agency basis, they will generally pay higher than the lowest commission rates available.

    Any portfolio transactions for the Funds executed on an agency basis, including transactions in futures contracts and options thereon, may be effected through the Distributor. In determining the commissions to be paid to the Distributor in connection with transactions effected on a securities exchange, it is the policy of the Funds that such commissions will, in the judgment of the Adviser, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers or futures commission merchants in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by the Distributor on comparable transactions for its most favored comparable unaffiliated customers. While the Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers and futures commission merchants.

    For the fiscal year ended September 30, 1994, National Fund and Minnesota Fund each paid $850 in brokerage commissions in connection with options and futures transactions. For the fiscal years ended September 30, 1995 and 1996, neither Fund paid any brokerage commissions.

    From time to time the Funds may acquire the securities of their regular brokers or dealers or parent companies of such brokers or dealers. Neither Fund purchased securities of its regular brokers or dealers or parent companies of such brokers or dealers during the 1996 fiscal year.

                        CAPITAL STOCK AND OWNERSHIP OF SHARES

    The Board of Directors is empowered under the Company's Articles of Incorporation to issue additional series of the Company's common stock without shareholder approval. On an issue affecting only a particular series, the shares of the affected series vote separately. An example of such an issue would be a fundamental investment restriction pertaining to only one series. In voting on the Investment Advisory and Management Agreement (the "Agreement"), approval of the Agreement by the shareholders of a particular series would make the Agreement effective as to that series whether or not it had been approved by the shareholders of the other series.

    The assets received by the Company for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series shall be allocated among the series based upon the relative net assets of the series at the time such expenses were accrued.

    The Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within the Fund, as well as within any other series of the Company or any additional series created in the future. All classes of shares in a Fund would be identical except that each class of shares would be available through a different distribution channel and certain classes might incur different expenses for the provision of distribution services or the provision of shareholder services or administration assistance by institutions. Shares of each class would share equally in the gross income of a series, but any variation in expenses would be charged separately against the income of the particular class incurring such expenses. This would result in variations in net investment income accrued and dividends paid by and in the net asset value of the different classes of a series. This ability to create multiple classes of shares within each series of the Company will allow the Company in the future the flexibility to better tailor its methods of marketing, administering and distributing shares of the Funds to the needs of particular investors and to allocate expenses related to such marketing, administration and distribution methods to the particular classes of shareholders of the Fund incurring such expenses.

    As of February 11, 1997, no shareholder owns of record or was known by the Funds to own beneficially 5% or more of the outstanding shares of either Fund. The directors and officers of the Funds as a group owned less than 1% of the outstanding shares of each Fund as of such date.

                      NET ASSET VALUE AND PUBLIC OFFERING PRICE

    The method for determining the public offering price of Fund shares is summarized in the Prospectus in the text following the headings "How to Purchase Shares--Purchase Price" and "Valuation of Shares." The net asset value of each Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend):
New Year's

Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas.

    The portfolio securities in which each Fund invests fluctuate in value, and hence the net asset value per share of each Fund also fluctuates. On
September 30, 1996, the net asset value per share for each Fund was calculated as follows:

                                    NATIONAL FUND

    Net Assets ($45,934,895)           =    Net Asset Value Per Share
    ------------------------------            ($10.81)
    Shares Outstanding (4,247,615)

                                    MINNESOTA FUND

    Net Assets ($125,676,782)          =    Net Asset Value Per Share
    -------------------------------           ($10.89)
    Shares Outstanding (11,537,228)

    In each case, a sales charge of 4.17% of the net asset value (in the case of sales of less than $100,000) will be added to the net asset value per share to determine the public offering price per share.

                               PERFORMANCE COMPARISONS

    Advertisements and other sales literature for the Funds may refer to "yield," "tax equivalent yield," "average annual total return" and "cumulative
total return."   Such amounts are calculated as follows:

    Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                                              6
                           YIELD = 2[(a-b + 1)  - 1]
                                      ---
                                      cd

    Where:    a    =    dividends and interest earned during the period;
              b    =    expenses accrued for the period (net of
                        reimbursements);
              c    =    the average daily number of shares outstanding during
                        the period that were entitled to receive dividends; and
              d    =    the maximum offering price per share on the last day of
                        the period.

    National Fund's yield for the 30-day period ended September 30, 1996 was 5.03%. For the same period, Minnesota Fund's yield was 5.11%. Had the Distributor not voluntarily waived a portion of its Rule 12b-1 fees, the 30-day yield as of September 30, 1996 for National Fund and Minnesota Fund would have been 4.93% and 5.02%, respectively.

    Tax equivalent yield is computed by dividing that portion of the yield of a Fund (as computed pursuant to the above paragraph) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

    National Fund's tax equivalent yield for the 30-day period ended
September 30, 1996 was 7.29%, assuming a federal income tax rate of 31%. For the same period, Minnesota Fund's tax equivalent yield was 8.46%, assuming a combined federal/Minnesota income tax rate of 39.6%. Had the Distributor not voluntarily waived a portion of its Rule 12b-1 fees, the 30-day tax-equivalent yield as of September 30, 1996 for National Fund and Minnesota Fund would have been 7.14% and 8.31%, respectively.

    Average annual total return figures are computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                        n
                                  P(1+T)  = ERV

    Where:    P    =    a hypothetical initial payment of $1,000;
              T    =    average annual total return;
              n    =    number of years; and
              ERV  =    ending redeemable value at the end of the period of a
                        hypothetical $1,000 payment made at the beginning of such period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

    During the periods for which average annual total return is calculated, the Adviser waived or paid certain expenses of the Funds and/or the Distributor voluntarily limited Rule 12b-1 fees, thereby increasing average annual total return. These expenses may or may not be waived or paid in the future, in the Adviser's and the Distributor's discretion.

    The following table sets forth the average annual total return of each Fund for various periods ended September 30, 1996:


                                               Average Annual Total Return
                             -----------------------------------------------------------------
                                                                 Absent Voluntary Fee Waivers
                                        Actual                       and Expense Payments
                             -------------------------------    ------------------------------
                                                     Since                              Since
                             1 Year      5 Year    Inception    1 Year     5 Year     Inception
                             ------      ------   ----------    ------     ------    ----------
National Fund
  (Inception 7/11/88)         2.16%      6.17%      7.11%        2.07%      6.05%      6.83%

Minnesota Fund
  (Inception 7/11/88)         1.99%      6.28%      7.03%        1.89%      6.18%      6.84%


    Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  CTR = (ERV-P) 100
                                         -----
                                           P

    Where:    CTR  =    Cumulative total return
              ERV  =    ending redeemable value at the end of the period of a
                        hypothetical $1,000 payment made at the beginning of
                        such period; and
              P    =    initial payment of $1,000

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

    The cumulative total returns for the period from July 11, 1988
(commencement of operations) through September 30, 1996 for National Fund and Minnesota Fund were 75.95% and 74.90%, respectively. The Adviser waived or paid certain expenses of the Funds and/or the Distributor voluntarily limited Rule 12b-1 fees during this time period and such expenses and fees may or may not be waived or paid in the future. Absent any voluntary fee waivers or expense payments, National Fund's cumulative total return for the same period would have been 72.22% and Minnesota Fund's cumulative total return would have been 72.35%.

    In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper Analytical Services, Inc. ("Lipper"), Morningstar, other industry publications and other entities or organizations which track the performance of investment companies. The performance of each Fund may be compared to that of its unmanaged benchmark index and to the performance of similar funds as reported by Lipper. Each Fund's benchmark index and comparison group are set forth below.

    Performance information for the Funds also may be compared to other unmanaged indices. Unmanaged indices do not reflect deductions for administrative and management costs and expenses. The Funds may also include in advertisements and communications to Fund shareholders evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S DAILY, MONEY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, THE NEW YORK TIMES, USA TODAY and THE WALL STREET JOURNAL.

    The performance of National Fund may be compared to the performance of the General Municipal Bond Funds Average, as reported by Lipper, and to the performance of the Lehman Brothers Municipal Index. The performance of Minnesota Fund may be compared to the performance of the Minnesota Municipal Bond Funds Average, as reported by Lipper, and to the performance of the Lehman Brothers Municipal Index.

                                  PURCHASE OF SHARES

    An investor may qualify for a reduced sales charge immediately by signing a nonbinding Letter of Intent stating the investor's intention to invest within a 13-month period, beginning not earlier than 90 days prior to the date of execution of the Letter, a specified amount which, if made at one time, would qualify for a reduced sales charge. Reinvested dividends will be treated as purchases of additional shares. Any redemptions made during the term of the Letter of Intent will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. During the term of a Letter of Intent, IFTC will hold shares representing 5% of the amount that the investor intends to invest during the 13-month period in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. Dividends on the escrowed shares will be paid to the shareholder. The escrowed shares will be released when the full amount indicated has been purchased. If the full indicated amount is not purchased within the 13-month period, the investor will be required to pay, either in cash or by liquidating escrowed shares, an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the investor would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time.

                                 REDEMPTION OF SHARES

GENERAL

    Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Funds of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

    Shareholders who purchased shares through a broker-dealer other than the Distributor may also redeem such shares by written request to IFTC at the address set forth in the Prospectus. To be considered in proper form, written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, and give either a social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $10,000 or more or redemption proceeds are to be paid to someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. IFTC may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.

REINSTATEMENT PRIVILEGE

    A shareholder who has redeemed shares of a Fund may reinvest all or part of the redemption proceeds in shares of any Fund within 30 days without payment of an additional sales charge. The Distributor will refund to any shareholder a pro rata amount of any contingent deferred sales charge paid by such shareholder in connection with a redemption of Fund shares if and to the extent that the redemption proceeds are reinvested within 30 days of such redemption in any mutual fund managed by the Adviser. Such refund will be based upon the ratio of the net asset value of shares purchased in the reinvestment to the net asset value of shares redeemed. Reinvestments will be allowed at net asset value without the payment of a front-end sales charge, irrespective of the amounts of the reinvestment, but shall be subject to the same pro rata contingent deferred sales charge that was applicable to the earlier investment; however, the period during which the contingent deferred sales charge shall apply on the newly issued shares shall be the period applicable to the redeemed shares extended by the number of days between the redemption and the reinvestment dates (inclusive).

SYSTEMATIC WITHDRAWAL PLAN

    To establish a Systematic Withdrawal Plan for any Fund and receive regular periodic payments, an account must have a value of $5,000 or more. A request to establish a Systematic Withdrawal Plan must be submitted in writing to an investor's Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that may be withdrawn each period is $100. (This is merely the minimum amount allowed and should not be interpreted as a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. To provide funds for payment, the appropriate Fund will redeem as many full and fractional shares as necessary at the redemption price, which is net asset value. Redemption of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

    The maintenance of a Systematic Withdrawal Plan for a Fund concurrent with purchases of additional shares of that Fund would be disadvantageous because of the sales commission involved in the additional purchases. A confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in the account will be sent. The plan may be terminated on written notice by the shareholder or the appropriate Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. The amount and schedule of withdrawal payments may be changed or suspended by giving written notice to your Piper Jaffray Investment Executive or other broker-dealer at least seven business days prior to the end of the month preceding a scheduled payment.

                                       TAXATION

    Pursuant to the Internal Revenue Code of 1986 (the "Code"), each Fund will be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, each Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year.

    Ordinarily, distributions and redemption proceeds earned by a Fund shareholder are not subject to withholding of federal income tax. However, 31% of a Fund shareholder's distributions and redemption proceeds must be withheld if a Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if a Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

    Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange.
In addition, if a shareholder disposes of shares within 90 days of acquiring such shares and purchases other shares of the Company or another mutual fund managed by the Adviser at a reduced sales charge, the shareholder's tax basis for determining gain or loss on the shares which are disposed of is reduced by the lesser of the amount of the sales charge that was paid when the shares disposed of were acquired or the amount by which the sales charge for the new shares is reduced. If a shareholder's tax basis is so reduced, the amount of the reduction is treated as part of the tax basis of the new shares.

    Any loss on the sale or exchange of shares of a Fund held for six months or less (although regulations may reduce this time period to 31 days) will be disallowed for federal and Minnesota income tax purposes to the extent of the amount of any exempt-interest dividend received with respect to such shares. This loss disallowance rule applies to Minnesota taxpayers (including corporations) even though all or a portion of such dividend is not excluded from Minnesota taxable income. Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

    Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as each Fund, will not be deductible by a shareholder in proportion to the ratio of exempt-interest dividends to all dividends other than those treated as long-term capital gains. Indebtedness may be allocated to shares of either Fund even though not directly traceable to the purchase of such shares. Federal law also restricts the deductibility of other expenses allocable to shares of each Fund. Similar nondeductibility rules apply under Minnesota law to individuals, estates and trusts, even as to exempt-interest dividends that are not excluded from Minnesota taxable net income.

    For federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax exceeds a taxpayer's regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance certain private activities are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal alternative minimum tax for all taxpayers and the federal environmental tax on corporations. The Funds may invest in obligations the interest on which is treated as an item of tax preference, to the extent set forth in the Prospectus. In addition, a portion of all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings and earnings and profits for purposes of determining the federal corporate alternative minimum tax, the environmental tax imposed on corporations by Section 59A of the Code, and the branch profits tax imposed on foreign corporations under Section 884 of the Code.

    Because liability for AMT will depend upon the regular tax liability and tax preference items of a specific taxpayer, the extent, if any, to which any tax preference items resulting from investment in a Fund will be subject to the tax will depend upon each shareholder's individual situation. For shareholders with substantial tax preferences, the AMT could reduce the after-tax economic benefits of an investment in the Fund. Each shareholder is advised to consult his or her tax adviser with respect to the possible effects of such tax preference items.

    For shareholders who are or may become recipients of Social Security benefits, exempt-interest dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits includable in gross income is 85%.

    The Code also forbids a regulated investment company from earning 30% or more of its gross income from the sale or other disposition of securities, futures contracts and options held less than three months.

    The Code requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which a Fund could buy or sell futures contracts and options may be limited by this requirement.

    Gain or loss on futures contracts and options is taken into account when realized by entering into a closing transaction or by exercise. In addition, with respect to many types of futures contracts and options held at the end of a Fund's taxable year, unrealized gain or loss on such contracts is taken into account at the then current fair market value thereof under a special "marked-to-market, 60/40 system," and such gain or loss is recognized for tax purposes. The gain or loss from such futures contracts and options (including premiums on certain options that expire unexercised) is treated as 60% long-term and 40% short-term capital gain or loss, regardless of their holding period.
The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of such futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale under the "marked-to-market, 60/40 system." Notwithstanding the rules described above, with respect to certain futures contracts, a Fund may make an election that will have the effect of exempting all or a part of those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year. All or part of any loss realized by the Fund on any closing of a futures contract may be deferred until all of the Fund's offsetting positions with respect to the futures contracts are closed.

    The foregoing relates only to federal and Minnesota income taxation. Prospective shareholders should consult their tax advisers as to the possible application of other state and local income tax laws to Fund distributions.

                                 GENERAL INFORMATION

    Minnesota has enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care" (the duty to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (a) for any breach of the director's duty of "loyalty" to the corporation or its shareholders (the duty to act in good faith and in a manner reasonably believed to be in the best interest of the corporation), (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (d) for any transaction from which the director derived an improper personal benefit. Minnesota law does not permit elimination or limitation of a director's liability under the 1933 Act or the Securities Exchange Act of 1934, and the 1940 Act prohibits elimination or limitation of a director's liability for acts involving willful malfeasance, bad faith, gross negligence or reckless disregard of the duties of a director. The Articles of Incorporation of the Company limit the liability of directors to the fullest extent permitted by Minnesota law and the 1940 Act.

                                 FINANCIAL STATEMENTS

    The audited financial statements for the Funds as of September 30, 1996, as set forth in the Fund's Annual Reports, are incorporated by reference into this Statement of Additional Information. The audited financial statements are provided in reliance on the report of KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, independent auditors of the Funds, given on the authority of such firm as experts in accounting and auditing.

                                  PENDING LITIGATION

    Complaints have been brought in federal and state court relating to one open-end and twelve closed-end investment companies managed by the Adviser and to two open-end funds for which the Adviser has acted as sub-adviser. On February 13, 1996, a Settlement Agreement became effective for the consolidated class action lawsuit, titled IN RE: PIPER FUNDS INC. INSTITUTIONAL GOVERNMENT
INCOME PORTFOLIO LITIGATION.   The Amended Consolidated Class Action Complaint
was filed on October 5, 1994, in the United States District Court, District of Minnesota, against Institutional Government Income Portfolio (a series of Piper Funds Inc.), the Adviser, the Distributor, William H. Ellis and Edward J. Kohler, and had alleged the making of materially misleading statements in the prospectus, common law negligent misrepresentation and breach of fiduciary duty. The Settlement Agreement will provide approximately $67.5 million, together with interest earned, less certain disbursements and attorney fees, to class members in payments scheduled over approximately three years. Such payments will be made by Piper Jaffray Companies Inc. and the Adviser and will not be an obligation of Piper Funds Inc.

    Two additional complaints relating to the Institutional Government Income Portfolio remain pending. These complaints were brought by investors who requested exclusion from the settlement class and are based on claims similar to those asserted in the consolidated Class Action complaint. The first pending complaint was brought on April 11, 1995, and filed in the Minnesota State District Court, Hennepin County. This action was removed to United States District Court, District of Minnesota. The plaintiff, Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust, sued individually and not on behalf of any putative class. Defendants are the Distributor, Piper Funds Inc., Morton Silverman and Worth Bruntjen. A second pending complaint relating to the Institutional Government Income Portfolio was filed on June 22, 1995 in the Montana Thirteenth Judicial District Court, Yellowstone County by Beverly Muth against the Distributor and Teresa L. Darnielle. In addition to the above complaints, a number of actions have been commenced in arbitration by some of individual investors who requested exclusion from the settlement class in the IN
RE: PIPER FUNDS INC. action.

    A complaint was filed by Herman D. Gordon on October 20, 1994, in the United States District Court, District of Minnesota, against American Adjustable Rate Term Trust Inc.--1998, American Adjustable Rate Term Trust Inc.--1999, the Adviser, the Distributor, Piper Jaffray Companies Inc., Benjamin Rinkey, Jeffrey Griffin, Charles N. Hayssen and Edward J. Kohler. A second complaint was filed by Frank Donio, I.R.A. and other plaintiffs on April 14, 1995, in the United States District Court, District of Minnesota, against American Adjustable Rate Term Trust Inc.--1996, American Adjustable Rate Term Trust Inc.--1997, American Adjustable Rate Term Trust Inc.--1998, American Adjustable Rate Term Trust Inc.--1999, the Adviser, the Distributor, Piper Jaffray Companies Inc. and certain associated individuals. Plaintiffs in both actions filed a Consolidated Amended Class Action Complaint on May 23, 1995 and by Order dated June 8, 1995, the Court consolidated the two putative class actions. The consolidated amended complaint, which purports to be a class action, alleges certain violations of federal and state securities laws, breach of fiduciary duty and negligent misrepresentation. On August 23, 1996, the Court granted final approval to the parties' agreement to settle all outstanding cliams of the purported class action. The Effective Date of the Settlement Agreement was September 23, 1996. The Settlement Agreement provides for $14 million in principal payments consisting of $500,000 which was paid upon the Court's preliminary approval, $1.5 million which was paid on the Effective Date of the Settlement Agreement, and payments of $3 million on each anniversary of the Effective Date for the next four years, with accrued interest payments of up to $1.8 million. A number of actions have been commenced in arbitration by individual investors in the American Adjustable Rate Term Trusts.

    A complaint was filed by Gary E. Nelson on June 28, 1995 in the United States District Court for the Western District of Washington at Seattle against American Strategic Income Portfolio Inc. -- II ("BSP"), the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. A second complaint was filed by the same individual in the same court on July 12, 1995 against American Opportunity Income Fund Inc. ("OIF"), the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. On September 7, 1995, Christian Fellowship Foundation Peace United Church of Christ, Gary E. Nelson and Lloyd Schmidt filed an amended complaint purporting to be a class action in the United States District Court for the District of Washington. The complaint was filed against American Government Income Portfolio, Inc. ("AAF"), American Government Income Fund Inc. ("AGF"), American Government Term Trust, Inc., American Strategic Income Portfolio Inc. ("ASP"), American Strategic Income Portfolio Inc. -- II, American Strategic Income Portfolio Inc. -- III ("CSP"), American Opportunity Income Fund Inc., American

Select Portfolio Inc., Piper Jaffray Companies Inc., the Distributor, the Adviser and certain associated individuals. By Order filed October 5, 1995, the complaints were consolidated. Plaintiffs filed a second amended complaint on February 5, 1996 and a third amended complaint on June 4, 1996. The third amended third complaint alleges generally that the prospectus and financial statements of each investment company were false and misleading. Specific violations of various federal securities laws are alleged with respect to each investment company. The complaint also alleges that the defendants violated the Racketeer Influenced and Corrupt Organizations Act, the Washington State Securities Act and the Washington Consumer Protection Act. The named plaintiffs and defendants have reached an agreement-in-principle on a proposed settlement. If approved by the Court, a settlement agreement consistent with the terms of the agreement-in-principle would provide $15.5 million to class members in payments by Piper Jaffray Companies Inc. and the Adviser over the next four years. The settlement also includes an agreement that each of OIF, AAF, and AGF would offer to repurchase up to 25% of their outstanding shares from current shareholders at net asset value. If the discounts between net asset value and market price of these funds do not decrease to 5% or less within approximately two years after the effective date of the settlement, the fund boards may submit shareholder proposals to convert these funds to an open-end format. Finally, the agreement stipulates that each of ASP, BSP, CSP and SLA would offer to repurchase up to 10% of their outstanding shares from current shareholders at net asset value.

    Four additional complaints are pending which involve the funds named as defendants in the Nelson/Christian Fellowship Consolidated Action and are based on claims similar to that action. The first additional complaint was filed against the Distributor and Richard Tallent in Montana State District Court, Silver Bow County on November 1, 1995 by plaintiff John Darlington. The second complaint was filed against the Distributor and Richard Tallent on April 11, 1996 in Montana State District Court, Silver Bow County by plaintiff Kenneth Schneider. The third complaint was filed against the Distributor and Richard Tallent on April 11, 1996 in Montana State District Court, Silver Bow County by plaintiff Margaret Nagel. The fourth complaint was filed against the Distributor on August 7, 1996 by plaintiff Kenneth Gennerman as Trustee of the Nicole Bowlin Trust in Wisconsin Circuit Court, Waukesha County. In addition to the above complaints, a number of arbitrations have been commenced by individual investors in the funds named as defendants in the Nelson/Christian Fellowship Consolidated Action.

    Complaints have also been filed relating to two open-end funds for which the Adviser has acted as sub-adviser, Managers Intermediate Mortgage Fund and Managers Short Government Fund. A complaint was filed on September 26, 1994 in the United States District Court, District of Connecticut, by Florence R. Hosea, Bobby W. Hosea, Getrud B. Dale and Peter M. Dale, Andrew Poffel and Diane Poffel as tenants by the Entireties, Myrone Sarone, Donna M. DiPalo, Bernard B. Geltner and Gail Geltner and Paul Delman. The complaint was filed against The Managers Funds, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, an individual associated with the Adviser, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The complaint, which is a putative class action, alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and alleges negligent misrepresentation, breach of fiduciary duty and common law fraud. A similar complaint was filed as a putative class action in the same court on November 4, 1994. The complaint was filed by Karen E. Kopelman against The Managers Fund, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The two putative class actions were consolidated by court order on December 13, 1994. Plaintiffs filed an Amended and Restated Complaint on July 19, 1995. A complaint relating to the Managers Short Government Fund was filed on November 18, 1994 in the United States District Court, District of Minnesota. The complaint was filed by Robert Fleck as a putative class action against The Managers Funds, The Managers Funds, L.P., the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc., Robert P. Watson, John E. Rosati, William
M. Graulty, Madeline H. McWhinney, Steven J. Pasggioli, Thomas R. Schneeweis and Managers Short Government Fund, F/K/A/ Managers Short Government Income Fund. The complaint alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and negligent misrepresentation. The named plaintiff and defendants have reached an agreement-in-principle on a proposed settlement. If approved by the Court and a sufficiently large percentage of the putative class members, a settlement agreement consistent with the terms of the agreement-in-principle would provide to class members up to a total of $1.5 million collectively from The Managers Funds, L.P. and the Adviser on the effective date of the settlement. A third complaint relating to both the Managers Intermediate Mortgage Fund and the Managers Short Government Fund was filed on October 26, 1995 in Connecticut State Superior Court, Stamford/Norwalk District. The complaint was filed by First Commercial Trust Company, N.A. against the Managers Funds, Managers Short Government Fund, Managers Intermediate Mortgage Fund, Managers Short and Intermediate Bond Fund, The Managers Funds, L.P., EAIMC Holdings Corporation, Evaluation Associates Holding Corporation, EAI Partners, L.P., Evaluation Associates, Inc., Robert P. Watson, William W. Graulty, Madeline H. McWhinney, Steven J. Paggioli, Thomas R. Schneeweis, William J. Crerend, the Adviser, Piper Jaffray Companies Inc., Worth Bruntjen, Standish, Ayer & Wood, Inc., TCW Funds Managements, Inc., and TCW Management Company. The complaint alleges claims under Connecticut common law and violation of the Connecticut Securities Act and the Connecticut Unfair and Deceptive Trade Practices Act.

    The Adviser and Distributor do not believe that the settlements described above, or any of the above lawsuits and arbitrations, will have a material adverse effect upon their ability to perform under their agreements with the Company, and they intend to defend the remaining lawsuits vigorously.

                                      APPENDIX A
                                RATINGS OF TAX-EXEMPT
                           SECURITIES AND COMMERCIAL PAPER

    The four highest ratings of Moody's Investors Service, Inc. ("Moody's") for tax exempt securities are Aaa, Aa, A and Baa. Tax exempt securities rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to tax exempt securities which are of "high quality by all standards," but as to which margins of protection or other elements make long term risks appear somewhat larger than Aaa rated tax exempt securities. The Aaa and Aa rated tax exempt securities comprise what are generally known as "high grade bonds." Tax exempt securities which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated tax exempt securities are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Tax exempt securities rated Baa are considered as "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such tax exempt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. Those securities in the A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols A 1 and Baa 1. Other A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality group, (2) designate securities which can be bought for possible upgrading in quality and
(3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

    Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG if the demand feature is rated. Short-term ratings on issues with demand features are differentiated to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Loans bearing the MIG-1 or VMIG-1 designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2 or VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the MIG-3 or VMIG-3 and MIG-4 or VMIG-4 designations are of lower quality.

    The four highest ratings of Standard & Poor's Ratings Services ("Standard & Poor's") for tax exempt securities are AAA, AA, A and BBB. Tax exempt securities rated AAA bear the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest. Tax exempt securities rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Securities rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by Standard & Poor's, indicates an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for securities in this category than for securities in the A category.

    A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The designation SP-1 indicates a very strong or strong capacity to pay principal and interest. The designation SP-2 indicates a satisfactory capacity to pay principal and interest.

    Commercial paper ratings are graded by Standard & Poor's into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2, and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus sign designation. The "A-2" designation indicates that the degree of safety regarding timely payment is strong.

    Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

    Prime-1                            Superior capacity for repayment of
                                       short-term promissory obligations.

    Prime-2                            Strong capacity for repayment of
                                       short-term promissory obligations.

    Prime-3 Acceptable capacity for repayment of short-term promissory obligations.

                                      APPENDIX B
                            FUTURES CONTRACTS AND OPTIONS

FUTURES CONTRACTS

    Each Fund may purchase and sell interest rate futures contracts and options thereon. An interest rate futures contract creates an obligation on the part of the seller (the "short") to deliver, and an offsetting obligation on the part of the purchaser (the "long") to accept delivery of, the type of financial instrument called for in the contract in a specified delivery month for a stated price. A majority of transactions in interest rate futures contracts, however, do not result in the actual delivery of the underlying instrument, but are settled through liquidation, i.e., by entering into an offsetting transaction. The futures contracts to be traded by the Fund are traded only on commodity exchanges--known as "contract markets"--approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. These contract markets, through their clearing corporations, guarantee that the contracts will be performed. Presently, interest rate futures contracts are based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills and bank certificates of deposit.

    Although most interest rate futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

    The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the Adviser and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the custodian in the name of the broker. This amount is known as "initial margin," and represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

    Each Fund also may purchase and sell futures contracts on an index of municipal securities. These instruments provide for the purchase or sale of a hypothetical portfolio of municipal bonds at a fixed price in a stated delivery month. Unlike most other futures contracts, however, a municipal bond index futures contract does not require actual delivery of securities, but results in a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time it is liquidated.

    The municipal bond index underlying these futures contracts is The Bond Buyer Municipal Bond Index, developed by THE BOND BUYER and the Chicago Board of Trade ("CBT"), the contract market on which the futures contracts are traded. The index is comprised of 40 tax-exempt term municipal revenue and general obligation bonds. Each bond included in the index must be rated A- or higher by Standard and Poor's or A or higher by Moody's and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the index. The value of the index is computed daily according to a formula based upon the price of each bond in the index, as evaluated by four dealer-to-dealer brokers.

    The municipal bond index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

    The purpose of the acquisition or sale of futures contracts by the Funds, as holders of long-term municipal securities, is to hedge against fluctuations in rates on such securities without actually buying or selling long-term municipal securities. For example, if a Fund owns long-term bonds and interest rates are expected to increase, the Fund might sell futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates increase as anticipated by the Adviser, the value of certain long-term securities in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Of course, since the value of the securities in each Fund's portfolio will far exceed the value of the futures contracts sold by such Fund, an increase in the value of the futures contracts could only mitigate--but not totally offset--the decline in the value of the portfolio.

    Similarly, when it is expected that interest rates may decline, futures contracts could be purchased to hedge against a Fund's anticipated purchases of long-term bonds at higher prices. Since the rate of fluctuation in the value of futures contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, in circumstances when the market for bonds may not be as liquid as that for futures contracts, the ability to invest in such contracts could enable a Fund to react more quickly to anticipated changes in market conditions or interest rates.

OPTIONS ON FUTURES CONTRACTS

    The Funds may purchase and sell put and call options on interest rate and municipal bond index futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. Options on interest rate futures contracts are currently available with respect to Treasury bonds (direct obligations of the U.S. Treasury which generally have maturities of greater than ten years). An options contract based on the municipal bond index futures contract discussed above was introduced on the CBT in June 1987. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase or sell securities. A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a stated exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset values of the Funds. In connection with the writing of options on futures contracts, a Fund will make initial margin deposits and make or receive maintenance margin payments that reflect changes in the market value of such options. Premiums received from the writing of an option are included in initial margin deposits.

    PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS. A Fund will purchase put options on futures contracts if the Adviser anticipates a rise in interest rates. Because the value of an interest rate or municipal bond index futures contract moves inversely in relation to changes in interest rates, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on futures contracts at a time when the Adviser expects interest rates to rise, a Fund will seek to realize a profit to offset the loss in value of its portfolio securities.

    PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS. A Fund will purchase call options on futures contracts if the Adviser anticipates a decline in interest rates. The purchase of a call option on an interest rate or municipal bond index futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. Because the value of an interest rate or municipal bond index futures contract moves inversely in relation to changes to interest rates, a call option on such a contract becomes more valuable as interest rates decline. A Fund will purchase a call option on a futures contract to hedge against a decline in interest rates in a market advance when the Fund is holding cash. The Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund's cash can be used to buy long-term securities.

    WRITING CALL OPTIONS ON FUTURES CONTRACTS. A Fund will write call options on futures contracts if the Adviser anticipates a rise in interest rates. As interest rates rise, a call option on such a contract becomes less valuable. If the futures contract price at expiration of the option is below the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount provides a partial hedge against any decline that may have occurred in the Fund's portfolio securities.

    WRITING PUT OPTIONS ON FUTURES CONTRACTS. A Fund will write put options on futures contracts if the Adviser anticipates a decline in interest rates. As interest rates decline, a put option on an interest rate or municipal bond index futures contract becomes less valuable. If the futures contract price at expiration of the option has risen due to declining interest rates and is above the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount can then be used by the Fund to buy long-term securities when the market has stabilized.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    HEDGING RISKS IN FUTURES CONTRACTS TRANSACTIONS. There are several risks in using municipal bond index or interest rate futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying municipal bond index or fixed-income security due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in the municipal bond index or securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

    Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. For example, there can be no assurance that there will be a correlation between movements in the price of the municipal bond index and movements in the price of the municipal bonds which are the subject of the hedge. The degree of imperfection or correlation depends upon, among other things, the differences between the municipal securities being hedged and the municipal securities underlying the municipal bond index futures contracts. For example, each bond included in the municipal bond index must have a remaining maturity of 19 years or more, whereas each Fund's portfolio probably will be comprised of securities with an average aggregate maturity of less than 19 years. This risk of an imperfect correlation increases to the extent that either Fund enters into futures contracts for other than municipal bonds since the value of municipal bonds and other debt securities may not react exactly the same to general changes in interest rates and may react differently to factors other than changes in the general level of interest rates.

    Successful use of futures contracts by a Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest rates. If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

    LIQUIDITY OF FUTURES CONTRACTS. A Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. A Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

    Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Funds intend to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. The purchase of municipal bond index futures contracts involves an additional risk since these are instruments with a relatively short trading history. As a result, it is possible that trading in such futures contracts will be less liquid than that in other futures contracts.

    In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

    RISKS OF OPTIONS ON FUTURES CONTRACTS. The use of options on futures contracts also involves certain risks. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a

Fund's portfolio assets. By writing a call option, the Fund becomes obligated to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures contracts may exceed the amount of the premium received.

    The effective use of options strategies is dependent, among other things, on a Fund's ability to terminate options positions at a time when the Adviser deems it desirable to do so. Although a Fund will enter into an option position only if the Adviser believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Funds' transactions involving options on futures contracts will be conducted only on recognized exchanges.

    A Fund's purchase or sale of put or call options on futures contracts will be based upon predictions as to anticipated interest rates by the Adviser, which could prove to be inaccurate. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

REGULATORY MATTERS

    To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when entering into futures contracts, the Fund will maintain, in a segregated account, cash or liquid high-grade debt securities equal to the value of such contracts.

    The Commodity Futures Trading Commission (the "CFTC"), a Federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of an Company, syndicate, or a similar form of enterprise, and who, in connection therewith, solicits, accepts, or receives from others, funds, securities, or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which meets the requirements of the Rule. Rule 4.5 requires, among other things, that an investment company wishing to avoid commodity pool operator status use futures and options positions only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the investment company's portfolio.

Any investment company wishing to claim the exclusion provided in Rule 4.5 must file a notice of eligibility with both the CFTC and the National Futures Association. Both Funds intend to file such a notice and to meet the requirements of Rule 4.5, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration as a commodity pool operator unnecessary.